Semi-Annual
Report
Dated February 28, 1997

Marshall Funds
M&I Investment Management Corp.
Invstment Advisor

 TABLE OF CONTENTS

  PRESIDENTS LETTER.........................................................   1
  COMMENTARIES
    Marshall Equity Income Fund.............................................   2
    Marshall Value Equity Fund..............................................   4
    Marshall Stock Fund.....................................................   6
    Marshall Mid-Cap Stock Fund.............................................   8
    Marshall International Stock Fund.......................................  10
    Marshall Small-Cap Stock Fund...........................................  12
    Marshall Short-Term Income Fund.........................................  14
    Marshall Intermediate Bond Fund.........................................  16
    Marshall Government Income Fund.........................................  18
    Marshall Intermediate Tax-Free Fund.....................................  20
    Marshall Money Market Fund..............................................  22
  FINANCIAL INFORMATION
    Portfolio of Investments................................................  23
      Marshall Equity Income Fund...........................................  23
      Marshall Value Equity Fund............................................  25
      Marshall Stock Fund...................................................  26
      Marshall Mid-Cap Stock Fund...........................................  28
      Marshall International Stock Fund.....................................  29
      Marshall Small-Cap Stock Fund.........................................  32
      Marshall Short-Term Income Fund.......................................  33
      Marshall Intermediate Bond Fund.......................................  35
      Marshall Government Income Fund.......................................  36
      Marshall Intermediate Tax-Free Fund...................................  37
      Marshall Money Market Fund............................................  40
    Statements of Assets and Liabilities....................................  44
    Statements of Operations................................................  46
    Statements of Changes in Net Assets.....................................  48
    Financial Highlights....................................................  52
    Notes to Financial Statements...........................................  54
  DIRECTORS & OFFICERS......................................................  62



                                                   [ ] MARSHALL FUNDS

Dear Shareholder:

I am pleased to present the Marshall Funds Semi-Annual Report for the period ended February 28, 1997.

We have made some changes to the report in an effort to make it more informative and easy to read. The performance chart below lists each fund's average annual total return and Morningstar ratings. We have also included a table of contents to help you locate your fund quickly.

The Marshall Funds are a family of 11 no-load mutual funds. We invite you to review all our fund commentaries to become familiar with the funds we have to offer. We hope you consider additional Marshall Funds when assessing your financial goals.

If you have any questions about your account or any of our funds, please call us at 1-800-236-3863. We look forward to continuing to help you pursue your financial goals.

Sincerely,
/s/ James F. Duca, II
James F. Duca, II
President

                                                                              MORNINGSTAR MORNINGSTAR
                                 AVERAGE ANNUAL TOTAL RETURNS (3/31/97)/4/      3-YEAR      1-YEAR
  MARSHALL FUNDS                                        SINCE     INCEPTION    RATING/5/   RATING/5/
                                  1-YEAR    3-YEAR    INCEPTION     DATE       (3/31/97)   (3/31/97)
-----------------------------------------------------------------------------------------------------
  EQUITY FUNDS:/1/
  Equity Income Fund                18.07%    19.95%     15.44%      9/30/93     *****       ****
  Value Equity Fund                  7.14%    14.99%     12.23%      9/30/93      ***         ***
  Stock Fund                        16.51%    15.69%     10.47%     11/20/92      ***        ****
  Mid-Cap Stock Fund                -0.52%    13.69%     10.24%      9/30/93      **          **
  International Stock Fund          17.95%       n/a     10.67%       9/1/94      n/a         n/a
  Small-Cap Stock Fund/6/            8.16%       n/a     37.96%      11/1/95      n/a         n/a
-----------------------------------------------------------------------------------------------------
  INCOME FUNDS:
  Short-Term Income Fund/2/          5.45%     5.36%      4.67%      11/1/92     ****        ****
  Intermediate Bond Fund/2/          4.58%     5.36%      5.01%     11/20/92      ***         ***
  Government Income Fund/2/          4.95%     6.09%      5.24%     12/13/92      ***         ***
  Intermediate Tax-Free Fund/3/      4.27%     5.19%      3.83%       2/2/94     ****        ****
-----------------------------------------------------------------------------------------------------
  Money Market Fund
  (Class A Shares)                   5.24%     5.22%      4.53%     11/22/92      n/a         n/a

1 There were 1919 and 3048 funds in Morningstar's domestic equity category for the 3- and 1-year periods, respectively.
2 There were 1172 and 1696 funds in Morningstar's taxable bond category for the
  3- and 1-year periods, respectively.
3 There were 1237 and 1751 funds in Morningstar's municipal bond category for the 3- and 1-year periods, respectively.
4 Past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
5 Morningstar proprietary ratings reflect historical risk-adjusted performance.
  They are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the Funds' 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day Treasury bill returns. The 1-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of funds in a rating universe receive 5 stars, the next 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.
6 The Marshall Small-Cap Stock Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected. Small-cap funds may experience a higher degree of volatility than others.

                 No Bank Guarantee   Not FDIC Insured     May Lose Value
SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL EQUITY INCOME FUND
The Marshall Equity Income Fund (the "Fund") seeks capital appreciation and current income through a disciplined approach of investing in a broadly diversified portfolio of common stocks with above-average dividend yields. The portfolio is structured to pursue a yield at least 100 basis points (1%) more than the Standard & Poor's 500 Index ("S&P 500").*

FUND RECOGNIZED FOR PERFORMANCE AND YIELD.
For the six-month period ended February 28, 1997, the Fund provided a total return of 19.00%**, compared to 17.57% provided by the Lipper Equity Income Funds Index (LEIFI).* On February 28, 1997, the yield of the portfolio was 3.51%, and the Fund's SEC 30-day yield+ (total income less fees and expenses) was 2.25%.** At the same time, the S&P 500 was yielding a historic low 1.90%.

As of 3/31/97, the Fund was awarded the highest rating--five stars--for its overall performance by Morningstar++ and was recognized in Fortune magazine's Investors' Guide '97 for its performance over the three years ended October 31, 1996.

STICKING WITH A SUCCESSFUL FORMULA.
Over the last six months, the Fund has benefited from a strong exposure to financial, tobacco and pharmaceutical stocks. The top performing stocks included H.F. Ahmanson up 64.5%, Philip Morris up 49.7%, and Bristol Myers Squibb up 48.7%. We continued to maintain an overweighted position in energy stocks and a full weighted position in financials and drugs.

DISCIPLINED APPROACH HELPS TO MINIMIZE VOLATILITY.
Today, the stock market as measured by the S&P 500 is trading at all-time highs on the basis of price and all-time lows based on dividend yield. Investing in attractively priced stocks of companies paying above-average dividends is the cornerstone of our disciplined investment approach. The Fund provided solid results in the strong bull market years of 1995 and 1996.

Equally important, however, our investment style achieved these results with a low-risk profile. Of course, any investment involves risk, including the possible loss of principal. The portfolio's above-average dividend yield combined with its low historical volatility should help reassure our investors that participation in any further market advance will be built around an investment style designed to protect their assets on the downside.

Sincerely,
/s/ Bruce P. Hutson
Bruce P. Hutson
Manager, Marshall Equity Income Fund

    `Graphic representation ``1A'' omitted.  See Appendix.''         [PHOTO]

++As of 3/31/97, there were 1919, 1919, and 3048 funds in Morningstar's domestic equity category for the overall, 3- and 1-year periods, respectively. The Fund received four stars for the 1-year period ended 3/31/97. Morningstar proprietary ratings reflect risk-adjusted performance and are subject to change every month. Overall ratings are calculated from a fund's 3-, 5-, and 10-year average annual returns. 10% of the funds in an investment category receive 5 stars, the next 22% receive 4 stars.

                                      [ ] MARSHALL EQUITY INCOME FUND


             `Graphic representation ``2A'' omitted.  See Appendix.''


             `Graphic representation ``3A'' omitted.  See Appendix.''


 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on September 30, 1993 to February 28, 1997, compared to the S&P 500 and the LEIFI.*
--------------------------------------------------------------------------------




*The S&P 500 and LEIFI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a composite index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks in industry, transportation, financial and public utility. Lipper figures represent an average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

**Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+Current gross portfolio yield is calculated by annualizing the total of the most recent dividend payments of the securities owned by the Fund at the end of the period and dividing by the Fund's net asset value as of the last day of the period. The 30-day current net yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.


SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL VALUE EQUITY FUND
The Marshall Value Equity Fund (the "Fund") uses a value-oriented approach to purchasing common stocks within a mid-to-large market capitalization range. The stocks purchased are typically characterized as being undervalued, out of favor or neglected.

VALUE APPROACH SOMETIMES COUNTERS MARKET MOMENTUM.
For the six-month period ended February 28, 1997, the Fund provided a total return of 12.57%.* For the same period, the Standard & Poor's 500 Index ("S&P 500")** returned 22.55%.

While the Fund underperformed the S&P 500 for this period, it bears reiterating that the Fund's investment style does not necessarily move with market momentum, either on the upside or downside. As a result, the Fund's performance may lag in up markets but out-perform the index in down markets. In December 1996, for instance, the market's total return was down 1.98% while the Fund returned a positive 1.33%.*

PATIENCE WAS REWARDED.
The market continued to reward large-cap names that exhibit positive price momentum. The Fund uses a pure stock-picking approach, with no emphasis placed on sector rotation or group momentum. We buy out-of-favor, undervalued stocks and patiently wait for the company to benefit from the changes it has implemented to enhance profitability. We sell when positive momentum once again takes the stock to valuation levels beyond normal historical ranges.

A few stocks that proved to be worth the wait during this six-month period were:
 . Acuson Corp., up 105%, benefiting from the increasingly positive capital spending cycle and from increased market share from its new ultrasound products.
 . Trizec Hahn, up 76%, whose combination with Horsham Corp. has provided the cash flow necessary to make major real estate acquisitions.
 . Allstate Corp., up 42% as a result of progress on its restructuring goals, including a reduction in catastrophe exposure.

While the market continues to drift to large-cap growth stocks that dominate the S&P 500, we feel our disciplined approach of strong fundamental research will help us identify additional opportunities in undervalued stocks.

Sincerely,
/s/ Gerry M. Sandel
Gerry M. Sandel
Manager, Marshall Value Equity Fund



   `Graphic representation ``1B'' omitted.  See Appendix.''        [PHOTO]



                                       [ ] MARSHALL VALUE EQUITY FUND



             `Graphic representation ``2B'' omitted.  See Appendix.''


             `Graphic representation ``3B'' omitted.  See Appendix.''


 This graph illustrates the hypothetical investment of $10,000 in the Fund from its inception
  on September 30, 1993 to February 28, 1997, compared to the S&P 500 and the
                                    LGIFI.**
--------------------------------------------------------------------------------

*Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

**The S&P 500 and LGIFI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The S&P 500 is a composite index measuring changes in stock market conditions based on the average performance of 500 widely held common stocks in industry, transportation, financial and public utility. Lipper figures represent an average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.
SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL STOCK FUND
The Marshall Stock Fund (the "Fund") invests in large capitalization stocks with a growth and income orientation. The Fund holdings are well diversified, with representation in the major sectors of the economy. Companies held are typically leaders in their respective industries and have records of above-average financial performance and proven superior management.

STOCK FUND PROVIDED OUTSTANDING RETURN.
For the six-month period ended February 28, 1997, the Fund provided total return of 21.04%,* compared to 22.55% for the Standard & Poor's 500 Index ("S&P 500")** and the Lipper Growth and Income Funds Index (LGIFI)** return of 18.65%.

LARGE STOCKS CONTINUED TO DOMINATE.
While the S&P 500 returned 22.55%, it is interesting to note than an equal weighted S&P returned 15.65%, indicating that a narrow group of large capitalization stocks continued to dominate the market's overall performance. However, this select group of stocks continued to deliver on the earnings front and have yet to disappoint investors. The Fund's focus on first tier companies, such as Microsoft, Merck, Philip Morris and
American International Group, to name a few--helped boost our performance over the past six months.

A positive interest rate environment over the last six months boosted the S&P Financial Index** 36.43% over the same period. The overweighting in the financial sector contributed to the Fund's total return. Finally, the Fund intends to continue to underweight the technology sector.

CONFIDENCE IN OUR DIVERSIFIED APPROACH.
The Fund's focus tends to be on the larger, more dominant company that can generate free cash flow and deliver on the earnings front. We maintain that a diversified portfolio continues to be the best strategy, given the ebbs and flows of popular opinion on the economy, interest rates, and the fleeting popularity of various market groups. The market has not been rewarding investors for making big bets.

Sincerely,
/s/ William J. O'Connor
William J. O'Connor
Manager, Marshall Stock Fund


     `Graphic representation ``1C'' omitted.  See Appendix.''     [PHOTO]







                                              [ ] MARSHALL STOCK FUND



            `Graphic representation ``2C'' omitted.  See Appendix.''


             `Graphic representation ``3C'' omitted.  See Appendix.''


 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
  inception on November 20, 1992 to February 28, 1997, compared to the S&P 500 and the LGIFI.**
--------------------------------------------------------------------------------

*Past performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

**The S&P 500 and LGIFI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. S&P 500 is a composite index of common stocks in industry, transportation, financial and public utility. S&P's Financial Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500. Lipper figures represent an average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and LGIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL MID-CAP STOCK FUND
The Marshall Mid-Cap Stock Fund's (the "Fund") goal is to seek capital appreciation by investing in companies with market capitalizations between $200 million and $7.5 billion that are exhibiting strong financial characteristics and expected growth significantly above the average corporation.
RETURN REFLECTS OUR AGGRESSIVE GROWTH STRATEGY.
For the six-month period ended February 28, 1997, the Fund provided a total return of 1.77%*, compared to the Standard & Poor's Mid-Cap 400 Stock Price Index (SPMC)** total return of 13.89%. The SPMC has a significant exposure to utilities, which does not conform to our aggressive growth strategy. The lack of dividend support within our portfolio significantly affected our return.

PERFORMANCE REFLECTS MARKET SHIFT.
The major factor that contributed to the Fund's performance this period was a significant shift in the marketplace to large-cap stocks. Investors were much more willing to pay larger multiples of price to earnings (P/E) ratios for the General Electrics and Coca-Colas. The exact opposite occurred in the small-cap market, where selling pressure created multiple compression.

REAFFIRMING OUR SUCCESSFUL STRATEGY.
In response, the Fund has increased its exposure to specialty finance stocks that have growth characteristics, such as Sirrom Capital and The Money Store. In the energy sector, we have created an exposure to companies that are benefiting from the growth of off-shore exploration, such as ENSCO. We have increased our exposure in health care, which we feel will provide very positive opportunities in 1997. We are also looking for opportunities in consumer-sensitive areas, and have added to our position in Kohl's Department Stores.

Over the next six months, we do not intend to deviate from the growth strategy that made us successful for the last two years. The market shift has created more values in the small- and mid-cap arena, and we are cautiously optimistic that they will begin to perform better in the not too distant future.

Sincerely,

/s/ Steve D. Hayward
Steve D. Hayward
Manager, Marshall Mid-Cap Stock Fund




  `Graphic representation ``1D'' omitted.  See Appendix.''           [PHOTO]




                                      [ ] MARSHALL MID-CAP STOCK FUND



              `Graphic representation ``2D'' omitted.  See Appendix.''





             `Graphic representation ``3D'' omitted.  See Appendix.''



 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on September 30, 1993 to February 28, 1997, compared to the SPMC and the LMCFI.**
--------------------------------------------------------------------------------

*Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

**The SPMC and the LMCFI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. SPMC is a composite index of 400 common stocks with market capitalizations between $200 million and $7.5 billion in industry, transportation, financial and public utility. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMC and LMCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL INTERNATIONAL STOCK FUND
The Marshall International Stock Fund (the "Fund"), which is sub-advised by Templeton Investment Counsel, Inc., seeks long-term capital appreciation through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.+

FUND CONTINUED OUTSTANDING PERFORMANCE.
For the six-month period ended February 28, 1997, the Fund provided a total return of 12.69%,* compared to a total return of 2.29% by the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index").**

VALUE SELECTION PROVES CRITICAL.
The Fund continued to outperform the index primarily because of our low exposure in Japan. While we still use Japan as a universe of opportunity, we are currently unable to find bargains there compared with the rest of the world. We maintain a positive outlook and continue to seek opportunities in Japan that are consistent with our value-based philosophy.

We were, however, overweighted in markets that performed exceptionally well, including Spain, Sweden, France, Hong Kong and Brazil. Telebras, the Brazilian telephone company, has grown into one of our larger holdings due to price appreciation which was driven by the positive trend in privatization and deregulation of the Brazilian telephone industry.

WE BELIEVE BARGAINS STILL EXIST IN WESTERN EUROPE AND EMERGING MARKETS.
Banks have done well on a global basis, but are becoming fully valued in Europe and Australia, resulting in our sale of financials in Sweden and Spain. On the other hand, HSBC Holdings, a Hong Kong financial, is well positioned to benefit from the growing Asian economy. Our exposure in Hong Kong should remain high, as we feel the long-term fundamentals remain sound despite the June 1997 handover of the British colony to China.

We have also added Fiat, which is benefiting from brisk sales of new models, and Canadian Imperial Bank, which is profiting from restructuring and lower interest rates.

It is interesting to note that our bargain list has a near historic low level of U.S. securities, highlighting the point that international markets can offer greater value opportunities than the U.S. We will continue to invest in companies that come onto our bargain list, with an emphasis on significant new opportunities in the United Kingdom and South Korea.

Sincerely,

/s/ Gary R. Clemons
Gary R. Clemons
Manager, Marshall International Stock Fund


                 `Graphic representation ``1E'' omitted.  See Appendix.''





                                [ ] MARSHALL INTERNATIONAL STOCK FUND


           `Graphic representation ``2E'' omitted.  See Appendix.''



          `Graphic representation ``3E'' omitted.  See Appendix.''



 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
inception on September 1, 1994 to February 28, 1997, compared to the EAFE Index and the LIFI.**
--------------------------------------------------------------------


+Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

*Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

**The EAFE Index and the LIFI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. The EAFE Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far East stock markets. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE Index and LIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.


SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL SMALL-CAP STOCK FUND
The Marshall Small-Cap Stock Fund (the "Fund") seeks capital appreciation by investing in stocks issued by smaller-sized companies. The Fund focuses on high-growth companies with market capitalizations as high as $1 billion and as low as $150 million to $200 million.

SIX-MONTH PERFORMANCE.
For the six-month period ended February 28, 1997, the Fund provided a total return of 0.14%.* During the same period, the Russell 2000 Index ("Russell 2000")** returned 8.79%.

MARKET MIGRATION CREATES PRICING DISPARITY.
The small-cap sector experienced a significant correction last July and August and has continued to underperform large-caps ever since. Liquidity issues have exasperated this performance differential as investors flock to large, "safe" domestic companies, bidding up valuations in the process. Looking at the market today, we believe many small-cap stocks are attractively valued relative to the overall market.

While there were fundamental disappointments at a few of the companies in the portfolio, the majority continued to meet or exceed growth and earnings expectations. In most cases, however, the market did not reward strong fundamentals with strong price appreciation. That was the case with Apollo Group, Landry's Seafood, Regal Cinemas and Transaction Systems Architects. Each of these companies maintained 30%+ earnings growth during the period without a positive response in stock prices.

MAKING CHANGES IN THE MIX.
Aiding the positive move in the Russell 2000 was the significant exposure to financial stocks, which comprise 26% of the Index. We have maintained an underweighted position in this area, as many financial stocks do not meet our growth criteria. While we feel many bank stocks are extended, we have and will continue to own specialty finance stocks that provide above-average growth, including Sirrom Capital and Redwood Trust.

In the energy sector, we have increased our exposure to roughly 8%, primarily in the services sector, with companies such as Camco International and Offshore Logistics.

WE ANTICIPATE THAT A SHIFT BACK TO SMALL CAPS COULD OCCUR.
While the last six months have not favored small-cap stocks, we believe such periods are a normal part of investing in this sector. This has created valuation disparities that represent very attractive investment opportunities in some of the most rapidly growing domestic companies. We remain committed to our strategy of investing in quality, rapidly growing companies, and we believe this will reward our investors over time.

Sincerely,


/s/ Steven D. Hayward
Steven D. Hayward
Co-Manager, Marshall Small-Cap Stock Fund


/s/ David J. Lettenberger
David J. Lettenberger
Co-Manager, Marshall Small-Cap Stock Fund



  `Graphic representation ``1F'' omitted.  See Appendix.''       [PHOTO]



                                    [ ] MARSHALL SMALL-CAP STOCK FUND


     `Graphic representation ``2F'' omitted.  See Appendix.''



           `Graphic representation ``3F'' omitted.  See Appendix.''



 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
  inception on November 1, 1995+ to February 28, 1997, compared to the Russell
                             2000 and the LSCFI.**
--------------------------------------------------------------------



* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than original cost.

** The Russell 2000 and LSCFI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. The Russell 2000 is an index of common stocks whose market capitalizations generally range from $200 million to $5 billion. Small-cap funds may experience a higher degree of market volatility.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 and LSCFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

+ The Marshall Small-Cap Stock Fund is the successor to a collective trust fund. The quoted performance data includes performance of the collective trust fund for periods before the Fund's registration statement became effective on August 30, 1996, as adjusted to reflect the Fund's anticipated expenses. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the performance may have been adversely affected. Small-cap funds may experience a higher degree of volatility than others.


SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL SHORT-TERM INCOME FUND
The Marshall Short-Term Income Fund (the "Fund") seeks to maximize total return consistent with current income, while minimizing price fluctuation. The Fund invests in a diversified portfolio of short- to intermediate-term high-grade bonds and notes.

FUND COMPARED FAVORABLY TO BENCHMARKS.
For the six-month period ended February 28, 1997, the Fund provided a total return of 3.61%,* compared to 2.42% for the IBC/Donoghue's Taxable Money Fund Average (DMFA)** and 3.54% provided by the Merrill Lynch 1-3 Year U.S. Treasury Index.**

NO REWARDS FOR LONGER DURATIONS.
Yield continued to be a critical factor in managing performance for short-term funds. We maintained a heavy overweighting in asset-backed and mortgage-backed securities to maximize yield in this narrow trading range environment.
An equally critical dynamic is the steepness of the short end of the yield curve. Currently, investors going from one year to two years are rewarded with 45 basis points; from two years to three the advantage narrows to 15 basis points. We expect the short end of the yield curve will get even steeper as the market reacts to anticipated Federal Reserve Board activity.

THE FUND INTENDS TO CONTINUE TO STRESS YIELD.
In light of a mature economic cycle and stagnant bond prices, the Fund will continue to employ a more defensive posture, emphasizing yield as the dominant component of total return. We anticipate that asset-backed and mortgage-backed securities will continue to provide the yield and low volatility we are looking for.

Sincerely,

/s/ Mark D. Pittman
Mark D. Pittman
Manager, Marshall Short-Term Income Fund



     `Graphic representation ``1G'' omitted.  See Appendix.''   [PHOTO]



                                  [ ] MARSHALL SHORT-TERM INCOME FUND



                 `Graphic representation ``2G'' omitted.  See Appendix.''



                 `Graphic representation ``3G'' omitted.  See Appendix.''




 The graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on November 1, 1992 to February 28, 1997, compared to LSTIBI, DMFA, and STFB.**
--------------------------------------------------------------------------------

* Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

** The LSTIBI, DMFA, and STFB are not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds. The Merrill Lynch 1-3 Year U.S. Treasury Index is an index tracking short-term U.S. government securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The STFB consists of a weighted average of 50% DMFA and 50% Lehman Brothers 1-3 Year Government Bond Index. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

*** Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LSTIBI, DMFA, and STFB have been adjusted to reflect reinvestment of dividends on securities in the indices.




SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL INTERMEDIATE BOND FUND
The goal of the Marshall Intermediate Bond Fund (the "Fund") is to maximize total return consistent with current income. The Fund primarily buys high-grade bonds and notes with a maturity of 3 to 10 years.

THE FUND OUTPERFORMED THE BENCHMARK.
For the six-month period ended February 28, 1997, the Fund provided a total return of 4.62%,* compared to a return of 4.48% by the Lehman Brothers Intermediate Government/Corporate Bond Index (LGCI).**

STRATEGY FOCUSED ON MAXIMIZING YIELD.
In the latter half of 1996, interest rates fell into a narrow trading range, forcing the Fund to concentrate on maximizing the portfolio's yield to enhance return. For most of that period we were overweighted in mortgage-backed securities and corporate bonds, and were able to benefit from subsequent tightening of the spreads on both. We have also had a full allocation in the bank and brokerage sectors which have been strong performers.

REACTING TO NARROW SPREADS ON CORPORATE BONDS.
More recently, the Fund has concentrated on upgrading quality and reducing some of the corporate bond exposure. While corporates have performed exceedingly well, spreads are very narrow. It is not a question of which way they will go; rather, it is a question of when. While we do not want to jump ship until we see the torpedo, we have started to take profits and reduce overall corporate exposure.

Going forward, we anticipate interest rates to move toward the upper end of their trading range. Accordingly, the Fund intends to maintain an interest rate exposure that is in line with the index and will attempt to maximize yield where possible.

Sincerely,

/s/ Mark D. Pittman
Mark D. Pittman
Manager, Marshall Intermediate Bond Fund


   `Graphic representation ``1H'' omitted.  See Appendix.''       [PHOTO]



                                  [ ] MARSHALL INTERMEDIATE BOND FUND



                 `Graphic representation ``2H'' omitted.  See Appendix.''



                `Graphic representation ``3H'' omitted.  See Appendix.''



 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
 inception on November 20, 1992 to February 28, 1997, compared to the LGCI and the LIBF.**
--------------------------------------------------------------------------------

*Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

**The LGCI and the LIBF are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LGCI and the LIBF have been adjusted to reflect reinvestment of dividends on securities in the indices.



SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL GOVERNMENT INCOME FUND
The Marshall Government Income Fund (the "Fund") seeks to generate a high level of current income while maximizing total return with moderate share-value volatility. Strategies are focused on the investment opportunities within the mortgage-backed securities market, in particular the government agency-backed, whole loan and home equity loan sectors of the mortgage market.

MORTGAGE FUNDS PROVIDED IMPRESSIVE RETURN.
For the six-month period ended February 28, 1997, the Fund provided a total return of 5.01%,* compared to the Lehman Brothers Mortgage-Backed Securities Index (LMI)** return of 5.73%.

MORTGAGE-BACKED AND CORPORATE SECURITIES WERE HIGHLY VALUED.
Mortgages continued to perform well compared to other asset classes. Interest rates have been in a well-defined trading range for the past six months, with the absolute level of rates having risen only 10 or 15 basis points since August 1996. In this environment, we are maintaining a relatively neutral stance on duration and seeking out higher yielding investments. Accordingly, the market is buying more corporates, asset-backed and mortgage-backed securities, creating very favorable demand for mortgages.
With corporates and mortgages nearing their highest valuation, however, we have gradually begun to add some structured products, including PACs, pass-throughs and sequential bonds. While we have been a bit early and spreads have yet to tighten, we are confident this strategy will help lessen our risk should rates decline.

THE OUTLOOK IS GOOD FOR BONDS.
Our expectations for the market are favorable for the next three to six months. We will continue to use yield-enhancing strategies and maintain neutral duration as long as the market continues to trade in a range. In the long run, if the Federal Reserve Board finds it necessary to raise rates, the mortgage market should benefit. If the economy begins to slow and interest rates fall later this year, refinancing activity should pick up. We are prepared to make portfolio adjustments by adding Treasuries if that scenario plays out.

Sincerely,

/s/ Lawrence J. Pavelec
Lawrence J. Pavelec
Manager, Marshall Government Income Fund


     `Graphic representation ``1I'' omitted.  See Appendix.''       [PHOTO]



                                  [ ] MARSHALL GOVERNMENT INCOME FUND
              `Graphic representation ``2I'' omitted.  See Appendix.''



            `Graphic representation ``3I'' omitted.  See Appendix.''



 This graph illustrates the hypothetical investment of $10,000 in the Fund from its
  inception on December 13, 1992 to February 28, 1997, compared to the LMI and the LUSMI.**
--------------------------------------------------------------------------------

*Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

**The LMI and LUSMI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. LMI is an index comprised of fixed rate securities backed by mortgage pools of Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and Federal National Mortgage Association (FNMA). Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LMI and LUSMI have been adjusted to reflect reinvestment of dividends on securities in the indices.



SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL INTERMEDIATE TAX-FREE FUND
The primary goal of the Marshall Intermediate Tax-Free Fund (the "Fund") is to generate income that is exempt from federal income tax.+ For the past six months, high-tax-bracket shareholders enjoyed not only the benefits of municipal interest, but an upward price per share move as well, as interest rates declined.

RETURN EXCEEDED BENCHMARK AND MARKET.
For the six-month period ended February 28, 1997, the Fund provided a total return of 4.38%,* comparing favorably to the 3.97% benchmark return of the Lehman Brothers 5-Year General Obligations Index (L5GO).** The market, as represented by the Lipper Intermediate Municipal Funds Index (LIMI)** provided a 3.95% total return.

MARKET RESPONDS TO CREDIT QUALITY AND INTEREST RATE VOLATILITY.
The municipal bond market environment can now be characterized by a few discernible factors. The election ended with the virtual elimination of any lingering tax reform fears. The strength of the equity market attracted most new cash flow, even though the rally in bonds during the second half of the year brought municipal rates back to their starting point.

Credit quality continued to improve as evidenced by numerous credit rating upgrades, an obvious by-product of continued economic growth. For those issuers of lower quality, the availability of bond insurance allowed for interest cost savings and increased market liquidity. Overall market sensitivity to economic data remains the dominant cause of interest rate volatility.

LONGER DURATION STRATEGY CAN ENHANCE YIELD.
Our recent strategy includes a modest extension of average maturities, continued swaps to higher quality paper, and efforts to eliminate callable, defensive bond structures. Although the past strategy of buying on weakness should continue, we remain vigilant to future Federal Reserve Board action. Any evidence of certain monetary policy tightening will trigger a defensive reaction and a reduction in portfolio average maturity.

For the present, the steepness of the municipal yield curve allows for substantial yield pick-up by moving out further in the maturity spectrum. Absent any economic boom, this emphasis should continue to reap benefits for our shareholders.

Sincerely,

/s/ John D. Boritzke
John D. Boritzke
Manager, Marshall Intermediate Tax-Free Fund




   `Graphic representation ``1J'' omitted.  See Appendix.''      [PHOTO]




 +Income may be subject to the federal alternative minimum tax and state and local taxes.

                              [ ] MARSHALL INTERMEDIATE TAX-FREE FUND



                 `Graphic representation ``2J'' omitted.  See Appendix.''


                  `Graphic representation ``3J'' omitted.  See Appendix.''


  This graph illustrates the hypothetical investment of $10,000 in the Fund from its inception on February 2, 1994 to February 28, 1997, compared to the L5GO and the LIMI.**
--------------------------------------------------------------------------------

*Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost.

**The L5GO and LIMI are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in a mutual fund's performance. These indices are unmanaged. Actual investments may not be made in an index. L5GO is an index comprised of all state general obligation debt issues with maturities between four and six years. Lipper figures represent the average of the total returns reported by 30 of the largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated.

***Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The L5GO and LIMI have been adjusted to reflect reinvestment of dividends on securities in the indices.



SEMI-ANNUAL REPORT--COMMENTARY

[ ]
MARSHALL MONEY MARKET FUND
The goal of the Marshall Money Market Fund (the "Fund") is to provide current income consistent with stability of principal. The Fund's adviser attempts to generate an annual net return exceeding IBC's Taxable Money Fund Report Average(TM) while maintaining a stable $1.00 price per share.* The Fund purchases high-quality, short-term money market securities, including banker's acceptances, certificates of deposit, first-tier commercial paper, master notes, repurchase agreements, and U.S. Treasury and Agency securities.

FUND OUTPERFORMED BENCHMARK.
For the six-month period ended February 28, 1997, the Marshall Money Market Fund provided a total return of 2.58%** for Class A Shares, compared to a return of 2.42% for the IBC/Donoghue's Taxable Money Fund Average.*** Class B Shares, which closely mirror the Donoghue's average, provided a total return of 2.43%.**

MARKET REWARDED INCREASED MATURITY.
The market began the period by rallying strongly on news of slower economic growth and favorable inflation data. By the end of the period, the market reversed course in response to comments made by Federal Reserve Board (the "Fed") Chairman Alan Greenspan during the Humphrey-Hawkins testimony. With the higher yields, we have found several opportunities in longer dated paper. Higher rates also favor floating rate notes which we have added as well.

SIGNS OF INFLATION MAY LEAD TO TIGHTENING.
During this extended period of low inflation and low unemployment, the potential for wage increases is a pivotal factor. With confidence so high, workers are likely to risk seeking raises or looking for higher paying positions. Consumer confidence is at record levels since the mid-"80s. Last year saw records for home sales and retail sales remain robust. If the Fed perceives any signs of wage inflation or falling unemployment, we may see them tighten rates in an effort to slow economic growth.

STRONG RETURN IS A QUALITY ISSUE.
With corporate spreads as tight as they are, no one benefits from taking additional credit risk. Over the next six months, we will strive to continue our strategy of maintaining exposure to only the highest quality corporate credits and actively managing the average maturity in an attempt to maximize shareholder return.

Sincerely,

/s/ Richard M. Rokus
Richard M. Rokus
Manager, Marshall Money Market Fund




     `Graphic representation ``K'' omitted.  See Appendix.''      [PHOTO]




*Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. government.
**Performance quoted represents past performance and is not indicative of future results. Yields will vary.
***IBC/Donoghue's Money Fund Report(TM) publishes annualized yields of hundreds of money market funds on a weekly basis and through its Money Market Insight publication reports monthly and year-to-date investment results for the same money funds.


                                                   February 28, 1997 (unaudited)
                                                       PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 EQUITY INCOME FUND

 ---------------------------------------------------
  Shares           Description                 Value
 ---------------------------------------------------
          COMMON STOCKS -- 87.3%
          CAPITAL GOODS -- 5.0%
           AEROSPACE AND DEFENSE
   27,900 Northrop Grumman Corp.          $2,026,238
    6,400 Textron, Inc.                      631,200
                                          ----------
          Total                            2,657,438
                                          ----------
           ELECTRONICS
   18,900 Amp, Inc.                          734,737
   21,000 General Signal Corp.               916,125
                                          ----------
          Total                            1,650,862
                                          ----------
           MACHINERY & MACHINE TOOLS
   10,300 Cooper Industries, Inc.            455,775
                                          ----------
           OFFICE EQUIPMENT
   96,800 Xerox Corp.                      6,050,000
                                          ----------
           OTHER CAPITAL GOODS
   26,000 ITT Industries, Inc.               676,000
   47,100 Tenneco, Inc.                    1,854,563
                                          ----------
          Total                            2,530,563
                                          ----------
          Total Capital Goods             13,344,638
                                          ----------
          CONSUMER DURABLES -- 4.7%
           APPLIANCE
   93,300 Maytag Corp.                     2,052,600
                                          ----------
           AUTOMOTIVE & RELATED
   62,000 Chrysler Corp.                   2,100,250
   57,800 Ford Motor Co.                   1,900,175
  115,500 General Motors Corp.             6,684,563
                                          ----------
          Total                           10,684,988
                                          ----------
          Total Consumer Durables         12,737,588
                                          ----------
          CONSUMER NON-DURABLES -- 22.2%
           BEVERAGES & FOODS
   44,000 Anheuser-Busch Cos., Inc.        1,958,000
   11,000 General Mills, Inc.                717,750
                                          ----------
          Total                            2,675,750
                                          ----------
           COSMETICS/TOILETRIES
   80,000 Dial Corp.                       1,200,000
                                          ----------
           HEALTH CARE
   70,200 American Home Products Corp.     4,492,800
   19,100 Bausch & Lomb, Inc.                713,862
   62,300 (a)Baxter International, Inc.    2,865,800
   40,500 Bristol Myers Squibb Co.         5,285,250
   53,300 Merck & Co., Inc.                4,903,600
  115,000 Pharmacia & Upjohn, Inc.         4,262,750
   31,700 SmithKline Beecham Corp., ADR    2,353,725
                                          ----------
          Total                           24,877,787
                                          ----------
           PHOTOGRAPHY
   41,900 Eastman Kodak Co.                3,755,287
                                          ----------
           PRINTING & PUBLISHING
   15,600 Knight-Ridder, Inc.                620,100
   22,000 McGraw-Hill Cos., Inc.           1,141,250
                                          ----------
          Total                            1,761,350
                                          ----------

 -----------------------------------------------------
  Shares            Description                  Value
 -----------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
           RETAIL
   71,000 Intimate Brands, Inc.             $1,384,500
   16,300 May Department Stores Co.            759,988
   51,200 Penney JC, Inc.                    2,521,600
   25,600 Sears, Roebuck & Co.               1,388,800
                                            ----------
          Total                              6,054,888
                                            ----------
           SERVICES
   21,200 Ryder Systems, Inc.                  667,800
                                            ----------
           TOBACCO
   24,700 American Brands, Inc.              1,299,837
   68,200 Philip Morris Cos., Inc.           9,215,525
  129,000 RJR Nabisco Holdings               4,724,625
  108,800 UST, Inc.                          3,359,200
                                            ----------
          Total                             18,599,187
                                            ----------
          Total Consumer Non-Durables       59,592,049
                                            ----------
          ENERGY -- 17.9%
           DOMESTIC & INTERNATIONAL OIL
   41,400 Amoco Corp.                        3,498,300
   14,600 Atlantic Richfield Co.             1,825,000
   91,500 Exxon Corp.                        9,138,562
   16,000 Kerr-McGee Corp.                   1,002,000
   38,900 Mobil Corp.                        4,774,975
  184,800 Occidental Petroleum Corp.         4,712,400
   41,600 Royal Dutch Petroleum Co., ADR     7,975,300
   48,900 Sun, Inc.                          1,320,300
   44,100 Texaco, Inc.                       4,360,388
   79,900 Unocal Corp.                       3,086,138
  139,300 USX Marathon Group                 3,708,863
                                            ----------
          Total                             45,402,226
                                            ----------
           OIL & GAS PRODUCTS
   68,900 Dresser Industries, Inc.           2,092,837
   22,400 Ultramar Diamond Shamrock
           Corp.                               683,200
                                            ----------
          Total                              2,776,037
                                            ----------
          Total Energy                      48,178,263
                                            ----------
          FINANCIAL -- 16.5%
           BANKS
   69,100 Ahmanson (H.F.) & Co.              2,841,737
   57,700 Banc One Corp.                     2,546,012
   66,200 Bank Of New York, Inc.             2,565,250
   39,400 Bankamerica Corp.                  4,481,750
   18,500 Bankers Trust New York Corp.       1,678,875
   40,832 Chase Manhattan Corp.              4,088,304
   17,700 First American Corp.               1,135,013
   37,900 First Commerce Corp.               1,572,850
   18,900 Fleet Financial Group, Inc.        1,152,900
   21,300 KeyCorp                            1,139,550
   24,200 Mellon Bank Corp.                  1,945,075
   24,700 Mercantile Bancorporation, Inc.    1,429,513
   59,800 NationsBank Corp.                  3,580,525
   30,500 Summit Bancorp                     1,456,375
                                            ----------
          Total                             31,613,729
                                            ----------


(See Notes to Portfolios of Investments)



 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 EQUITY INCOME FUND (continued)

 ------------------------------------------------------------
  Shares                Description                     Value
 ------------------------------------------------------------
          COMMON STOCKS (continued)
          FINANCIAL (continued)
           INSURANCE
   23,900 Cigna Corp.                              $3,653,712
   37,300 IPC Holdings Ltd.                           913,850
   36,200 ITT Hartford Group, Inc.                  2,715,000
   20,000 Safeco Corp.                                835,000
                                                   ----------
          Total                                     8,117,562
                                                   ----------
           OTHER FINANCIAL
   24,000 American General Hospitality Corp.          657,000
   26,500 Capstone Capital Trust, Inc.                629,375
   20,000 First Industrial Realty Trust               597,500
   19,000 Healthcare Realty Trust, Inc.               527,250
   23,700 Hospitality Properties Trust                767,288
   45,000 Storage Trust Realty                      1,209,375
   15,000 Summit Properties, Inc.                     303,750
                                                   ----------
          Total                                     4,691,538
                                                   ----------
          Total Financial                          44,422,829
                                                   ----------
          RAW MATERIALS/INTERMEDIATE GOODS -- 5.7%
           CHEMICALS
   34,800 Dow Chemical Co.                          2,818,800
   42,500 Goodrich B.F. Co.                         1,726,563
   55,000 Hercules, Inc.                            2,557,500
   31,000 Millennium Chemicals, Inc.                  592,875
   22,500 Nalco Chemical Co.                          826,875
   24,100 Olin Corp.                                  964,000
                                                   ----------
          Total                                     9,486,613
                                                   ----------
           METALS
   18,500 USX-U.S. Steel Group, Inc.                  580,438
   23,300 Worthington Industries, Inc.                486,388
                                                   ----------
          Total                                     1,066,826
                                                   ----------
           PAPERS
   20,900 International Paper Co.                     872,575
   20,800 Kimberly-Clark Corp.                      2,204,800
   39,700 Weyerhaeuser Co.                          1,836,125
                                                   ----------
          Total                                     4,913,500
                                                   ----------
          Total Raw Materials/Intermediate Goods   15,466,939
                                                   ----------
          TRANSPORTATION -- 0.4%
           RAILROAD
   19,600 Union Pacific Corp.                       1,180,900
                                                   ----------
          UTILITIES -- 14.9%
           ELECTRIC
   29,100 Carolina Power & Light Co.                1,080,337
   42,800 Duke Power Co.                            1,893,900
   82,600 Edison International                      1,775,900
   38,100 Entergy Corp.                             1,004,887
   64,200 FPL Group, Inc.                           2,921,100
   42,400 Houston Industries, Inc.                    985,800
   60,200 Nipsco Industries, Inc.                   2,400,475
  100,800 Pinnacle West Capital Corp.               3,150,000
   45,800 Texas Utilities Co.                       1,849,175
   15,600 Wisconsin Energy Corp.                      399,750
   10,600 WPS Resources Corp.                         284,875
                                                   ----------
          Total                                    17,746,199
                                                   ----------
           GAS DISTRIBUTION
   40,000 Consolidated Natural Gas Co.              2,040,000
   26,000 Enron Corp.                               1,036,750

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount                         Description                              Value
 ------------------------------------------------------------------------------
             COMMON STOCKS (continued)
             UTILITIES (continued)
             GAS DISTRIBUTION (continued)
      18,200 MCN Corp.                                                 $550,550
      24,000 Questar Corp.                                              870,000
      32,400 Sonat, Inc.                                              1,490,400
      23,000 Wicor, Inc.                                                807,875
                                                                   ------------
             Total                                                    6,795,575
                                                                   ------------
              TELECOMMUNICATIONS
      66,000 AT&T Corp.                                               2,631,750
      75,900 BellSouth Corp.                                          3,557,812
      74,200 GTE Corp.                                                3,468,850
      56,300 Pacific Telesis Group                                    2,294,224
      20,600 SBC Communications, Inc.                                 1,184,500
      37,800 Sprint Corp.                                             1,719,900
      15,600 U.S. West, Inc.                                            561,600
                                                                   ------------
             Total                                                   15,418,636
                                                                   ------------
             Total Utilities                                         39,960,410
                                                                   ------------
             TOTAL COMMON STOCKS (identified cost, $191,662,057)    234,883,616
                                                                   ------------
             CONVERTIBLE BONDS -- 0.2%
    $550,000 Hilton Hotels Corp., Conv. Sub. Note, 7.7444%,
              5/15/2006                                                 559,933
                                                                   ------------
             TOTAL CONVERTIBLE BONDS (identified cost, $550,000)        559,933
                                                                   ------------
             CONVERTIBLE PREFERRED STOCKS -- 0.6%
             CONSUMER NON-DURABLES -- 0.5%
      23,000 K Mart Corp., Conv. Pfd., $3.88                          1,259,250
                                                                   ------------
             ENERGY -- 0.1%
      10,700 Sun, Inc., Conv. Pfd., Series A, $1.80                     291,575
                                                                   ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS (identified
               cost, $1,376,630)                                      1,550,825
                                                                   ------------
             (B)REPURCHASE AGREEMENT -- 13.8%
  36,987,000 Goldman Sachs & Co., 5.33%, dated 2/28/1997, due
              3/3/1997 (at amortized cost)                           36,987,000
                                                                   ------------
             TOTAL INVESTMENTS
               (identified cost, $230,575,687)                     $273,981,374
                                                                   ============



(See Notes to Portfolios of Investments)

                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 VALUE EQUITY FUND

 --------------------------------------------------------------
  Shares                 Description                      Value
 --------------------------------------------------------------
          COMMON STOCKS -- 91.8%
          CAPITAL GOODS -- 6.0%
           ELECTRICAL EQUIPMENT
  158,500 (c)Silicon Graphics, Inc.                  $3,823,813
                                                     ----------
           MACHINERY AND MACHINE TOOLS
  275,650 Giddings & Lewis, Inc.                      3,807,416
                                                     ----------
           OFFICE EQUIPMENT
  134,500 (c)(d)Apple Computers, Inc.                 2,185,625
                                                     ----------
          Total Capital Goods                         9,816,854
                                                     ----------
          CONSUMER DURABLES -- 12.9%
           AUTOMOTIVE AND RELATED
  159,000 (d)Stewart & Stevenson Services             4,153,875
                                                     ----------
           BUILDING AND FOREST PRODUCTS
   80,000 American Greetings Corp.,
           Class A                                    2,480,000
   18,000 Champion International Corp.                  794,250
   12,500 Georgia-Pacific Corp.                         975,000
   36,700 Houghton Mifflin Co.                        2,023,087
   42,000 (d)James River Corp. of Virginia            1,375,500
   56,000 (d)Louisiana-Pacific Corp.                  1,190,000
   20,900 Mead Corp.                                  1,217,425
                                                     ----------
          Total                                      10,055,262
                                                     ----------
           HOUSEHOLD PRODUCT/WARES
  201,000 Rubbermaid, Inc.                            4,798,875
   21,600 (d)Singer Co., N.V.                           364,500
   64,400 (d)Sunbeam Corp.                            1,762,950
                                                     ----------
          Total                                       6,926,325
                                                     ----------
          Total Consumer Durables                    21,135,462
                                                     ----------
          CONSUMER NON-DURABLES -- 28.4%
           BEVERAGES AND FOODS
  408,000 (d)Darden Restaurants, Inc.                 2,958,000
  123,000 Dean Foods Co.                              4,012,875
  105,200 International Multifoods Corp.              2,222,350
   93,900 Supervalu, Inc.                             2,910,900
                                                     ----------
          Total                                      12,104,125
                                                     ----------
           COSMETICS/TOILETRIES
  116,000 Dial Corp.                                  1,740,000
                                                     ----------
           PHARMACEUTICALS AND HEALTH CARE
  168,700 (c)Acuson Corp.                             4,681,425
   60,050 Mallinckrodt, Inc.                          2,552,125
   40,804 (c)(d)Novartis AG, ADR                      2,330,929
   76,600 (c)Perrigo Co.                                928,775
  141,200 (c)Tenet Healthcare Corp.                   3,830,050
   21,500 (c)Value Health, Inc.                         516,000
                                                     ----------
          Total                                      14,839,304
                                                     ----------
           PRINTING & PUBLISHING
   17,500 Dow Jones & Co.                               702,187
                                                     ----------
           RETAIL
   52,500 Dillard Department Stores, Inc., Class A    1,581,562
   75,000 (c)Federated Department Stores, Inc.        2,606,250
  147,778 Limited, Inc.                               2,807,782
                                                     ----------
          Total                                       6,995,594
                                                     ----------

 --------------------------------------------------------------
  Shares                 Description                      Value
 --------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
           SERVICES
   72,000 (d)Olsten Corp.                            $1,287,000
  113,000 Viad Corp.                                  1,808,000
   48,000 WMX Technologies, Inc.                      1,518,000
                                                     ----------
          Total                                       4,613,000
                                                     ----------
           TOBACCO
  203,952 (c)Imperial Tobacco Group PLC, ADR          2,810,714
   88,000 UST, Inc.                                   2,717,000
                                                     ----------
          Total                                       5,527,714
                                                     ----------
          Total Consumer Non-Durables                46,521,924
                                                     ----------
          ENERGY -- 5.1%
           INTERNATIONAL OIL
   15,400 (d)Royal Dutch Petroleum Co., ADR           2,664,200
                                                     ----------
           OIL & GAS PRODUCTS
   21,700 Mobil Corp.                                 2,663,675
   56,000 Occidental Petroleum Corp.                  1,428,000
   60,320 USX Marathon Corp.                          1,606,020
                                                     ----------
          Total                                       5,697,695
                                                     ----------
          Total Energy                                8,361,895
                                                     ----------
          FINANCIAL -- 9.1%
           BANKS
   32,900 PNC Financial Corp.                         1,394,138
                                                     ----------
           INSURANCE
   31,800 Aetna Services, Inc.                        2,635,425
   20,596 Allstate Corp.                              1,305,271
   63,000 Everest Reinsurance Holdings, Inc.          1,984,500
   98,500 IPC Holdings Ltd.                           2,413,250
   40,400 Torchmark Corp.                             2,378,550
                                                     ----------
          Total                                      10,716,996
                                                     ----------
           OTHER FINANCIAL
  116,750 Trizec Hahn Corp.                           2,729,031
                                                     ----------
          Total Financial                            14,840,165
                                                     ----------
          RAW MATERIALS/INTERMEDIATE GOODS -- 14.5%
           CHEMICALS
  335,600 Calgon Carbon Corp.                         3,775,500
   32,975 Eastman Chemical Co.                        1,817,747
   42,250 (d)Imperial Chemical Industries PLC, ADR    2,256,844
   97,000 Lawter International, Inc.                  1,127,625
   26,500 (d)Nalco Chemical Co.                         973,875
  252,800 (c)Pegasus Gold, Inc.                       2,164,600
   40,000 (d)Rhone-Poulenc, ADR                       1,395,000
  159,900 Wellman, Inc.                               2,798,250
                                                     ----------
          Total                                      16,309,441
                                                     ----------
           INTERMEDIATE GOODS
   73,000 Canadian Pacific Ltd.                       1,806,750
   51,975 (d)Hanson PLC, ADR                          1,156,444
                                                     ----------
          Total                                       2,963,194
                                                     ----------
           METALS
  188,200 LTV Corp.                                   2,352,500
                                                     ----------


(See Notes to Portfolios of Investments)


 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 VALUE EQUITY FUND (continued)

 ------------------------------------------------------------------------------
  Shares or
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
              COMMON STOCKS (continued)
              RAW MATERIALS/INTERMEDIATE GOODS (continued)
               OTHER RAW MATERIALS
       81,000 Ball Corp.                                             $2,045,250
                                                                   ------------
              Total Raw Materials/
               Intermediate Goods                                    23,670,385
                                                                   ------------
              TELECOMMUNICATIONS -- 5.8%
               SERVICES
       57,500 GTE Corp.                                               2,688,125
      258,200 (c)(d)Tele-Communications, Inc., Class A                3,066,125
      200,000 (c)U.S. West Media Group                                3,675,000
                                                                   ------------
              Total Telecommunications                                9,429,250
                                                                   ------------
              TRANSPORTATION -- 4.7%
               OTHER TRANSPORTATION
      144,100 APL, Ltd.                                               3,314,300
      165,250 Alexander & Baldwin, Inc.                               4,420,436
                                                                   ------------
              Total Transportation                                    7,734,736
                                                                   ------------
              UTILITIES -- 5.3%
               ELECTRIC DISTRIBUTION
       51,975 (c)(d)Energy Group PLC, ADR                             1,767,150
      153,600 Entergy Corp.                                           4,051,200
       72,000 Telephone and Data Systems, Inc.                        2,880,000
                                                                   ------------
              Total Utilities                                         8,698,350
                                                                   ------------
              TOTAL COMMON STOCKS (identified cost,
                $142,300,367)                                       150,209,021
                                                                   ------------
              (E)COLLATERAL FOR SECURITIES LENDING -- 12.8%
  $ 3,000,000 (f)Bear, Stearns & Co., Inc., 5.688%, 3/10/1997         3,000,000
    3,000,000 (f)Chrysler Corp., 5.541%, 3/19/1997                    2,998,290
      142,425 Dreyfus Cash Management Plus (shares at net asset
               value)                                                   142,425
    3,300,000 (b)First Boston Repurchase Agreement, 5.558%,
               3/3/1997                                               3,300,000
    2,000,000 (f)General Electric Capital Corp., 5.48%, 3/3/1997      1,997,200
    3,000,000 (f)Heller Financial Corp., 5.47%, 3/3/1997              3,000,000
    3,500,000 (b)Merrill Lynch Corp., Repurchase Agreement,
               5.40%, 3/3/1997                                        3,500,000
    3,000,000 (f)Sears, Roebuck & Co., 5.483%, 3/19/1997              2,997,480
                                                                   ------------
              TOTAL COLLATERAL FOR SECURITIES LENDING (at
                amortized cost)                                      20,935,395
                                                                   ------------
              (B)REPURCHASE AGREEMENT -- 8.3%
  $13,552,000 Goldman Sachs & Co., 5.33%, dated 2/28/1997, due
               3/3/1997 (at amortized cost)                         $13,552,000
                                                                   ------------
              TOTAL INVESTMENTS (identified cost, $176,787,762)    $184,696,416
                                                                   ============

--------------------------------------------------------------------------------
 STOCK FUND

 -----------------------------------------------------------
  Shares               Description                     Value
 -----------------------------------------------------------
          COMMON STOCKS -- 97.7%
          BASIC INDUSTRIES -- 8.1%
           CHEMICALS
   72,000 (d)Air Products & Chemicals, Inc.       $5,337,000
   34,400 Du Pont (E.I.) De Nemours & Co.          3,689,400
                                                  ----------
          Total                                    9,026,400
                                                  ----------
           METALS
   55,100 Aluminum Co. of America                  3,925,875
                                                  ----------
           PAPER
   59,400 Kimberly-Clark Corp.                     6,296,400
                                                  ----------
          Total Basic Industries                  19,248,675
                                                  ----------
          CAPITAL GOODS -- 22.6%
           AEROSPACE AND RELATED
   54,900 Boeing Co.                               5,586,075
   64,900 General Dynamics Corp.                   4,364,525
                                                  ----------
          Total                                    9,950,600
                                                  ----------
           COMPUTER SERVICES
   68,800 Electronic Data Systems Corp.            3,104,600
  100,600 First Data Corp.                         3,684,475
   47,500 (c)Microsoft Corp.                       4,631,250
   30,500 (c)Oracle Corp.                          1,197,125
                                                  ----------
          Total                                   12,617,450
                                                  ----------
           COMPUTERS
   41,100 Hewlett-Packard Co.                      2,301,600
   28,700 International Business Machines Corp.    4,125,625
                                                  ----------
          Total                                    6,427,225
                                                  ----------
           ELECTRICAL EQUIPMENT
   35,100 Emerson Electric Co.                     3,474,900
   63,300 General Electric Co.                     6,511,987
                                                  ----------
          Total                                    9,986,887
                                                  ----------
           ELECTRONICS
   24,800 Intel Corp.                              3,518,500
   53,300 Motorola, Inc.                           2,978,136
                                                  ----------
          Total                                    6,496,636
                                                  ----------
           OTHER CAPITAL GOODS
   56,600 Fluor Corp.                              3,431,375
  156,000 WMX Technologies, Inc.                   4,933,500
                                                  ----------
          Total                                    8,364,875
                                                  ----------
          Total Capital Goods                     53,843,673
                                                  ----------
          CONSUMER DURABLES -- 1.3%
           BUILDING & FOREST PRODUCTS
   39,100 Georgia-Pacific Corp.                    3,049,800
                                                  ----------
          CONSUMER NON-DURABLES -- 30.5%
           BEVERAGES & FOODS
  107,000 Anheuser-Busch Cos., Inc.                4,761,500
  118,300 Pepsico, Inc.                            3,889,113
   86,500 Quaker Oats Co.                          3,103,188
   19,700 (d)Unilever N.V., ADR                    3,752,850
                                                  ----------
          Total                                   15,506,651
                                                  ----------



(See Notes to Portfolios of Investments)


                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 STOCK FUND (continued)

 -----------------------------------------------------------
  Shares               Description                     Value
 -----------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
           ENTERTAINMENT
   13,800 Disney (Walt) Co.                       $1,024,650
                                                  ----------
           HEALTH CARE
   81,400 Abbott Laboratories                      4,578,750
   53,300 Merck & Co., Inc.                        4,903,600
   82,200 Pharmacia & Upjohn, Inc.                 3,031,125
   53,300 Schering Plough Corp.                    4,084,113
                                                  ----------
          Total                                   16,597,588
                                                  ----------
           MANUFACTURING
   54,900 Eastman Kodak Co.                        4,920,412
                                                  ----------
           MEDIA
   57,400 Gannett Co., Inc.                        4,577,650
   83,800 New York Times Co., Class A              3,729,100
   50,000 Time Warner, Inc.                        2,050,000
                                                  ----------
          Total                                   10,356,750
                                                  ----------
           MEDICAL SUPPLIES
   38,900 (d)Smithkline Beecham Corp., ADR         2,888,325
                                                  ----------
           OTHER CONSUMER NON-DURABLES
   30,500 Minnesota Mining & Manufacturing Co.     2,806,000
                                                  ----------
           RETAIL
  118,300 (c)Federated Department Stores, Inc.     4,110,925
   81,900 (c)Kohl's Corp.                          3,767,400
   95,000 Walgreen Co.                             4,082,625
                                                  ----------
          Total                                   11,960,950
                                                  ----------
           TOBACCO
   49,600 Philip Morris Cos., Inc.                 6,702,200
                                                  ----------
          Total Consumer Non-Durables             72,763,526
                                                  ----------
          ENERGY -- 9.1%
           INTERNATIONAL OIL & GAS
   38,100 Amerada-Hess Corp.                       2,033,588
   53,300 Exxon Corp.                              5,323,337
  145,200 Occidental Petroleum Corp.               3,702,600
   23,000 (d)Royal Dutch Petroleum Co., ADR        3,979,000
   42,000 (d)Texaco, Inc.                          4,152,750
                                                  ----------
          Total                                   19,191,275
                                                  ----------
           OIL & GAS PRODUCTS
   63,800 Enron Corp.                              2,544,025
                                                  ----------
          Total Energy                            21,735,300
                                                  ----------
          FINANCIAL -- 18.2%
           BANKS
  114,500 Bank of New York Co., Inc.               4,436,875
   53,300 BankAmerica Corp.                        6,062,875
   59,600 Chase Manhattan Corp.                    5,967,450
   38,100 Mellon Bank Corp.                        3,062,288
                                                  ----------
          Total                                   19,529,488
                                                  ----------
           INSURANCE
   34,400 (d)American International Group, Inc.    4,162,400
   66,600 ITT Hartford Group, Inc.                 4,995,000
   45,000 Provident Cos., Inc.                     2,452,500
                                                  ----------
          Total                                   11,609,900
                                                  ----------

 ---------------------------------------------------------------------------
  Shares or
  Principal
  Amount                        Description                            Value
 ---------------------------------------------------------------------------
             COMMON STOCKS (continued)
             FINANCIAL (continued)
              OTHER FINANCIAL
      49,500 American Express Co.                                 $3,236,062
     114,500 Equifax, Inc.                                         3,406,375
     182,900 Federal Home Loan Mortgage Corp.                      5,441,276
                                                                 -----------
             Total                                                12,083,713
                                                                 -----------
             Total Financial                                      43,223,101
                                                                 -----------
             TRANSPORTATION -- 0.5%
              RAILROAD
      19,200 Union Pacific Corp.                                   1,156,800
                                                                 -----------
             UTILITIES -- 7.4%
              ELECTRIC
      39,700 (d)Duke Power Co.                                     1,756,725
                                                                 -----------
              GAS DISTRIBUTION
      37,900 Consolidated Natural Gas Co.                          1,932,900
                                                                 -----------
              TELECOMMUNICATIONS
      57,400 AT & T Corp.                                          2,288,825
      57,400 Ameritech Corp.                                       3,659,250
      87,200 GTE Corp.                                             4,076,600
      66,900 SBC Communications, Inc.                              3,846,750
                                                                 -----------
             Total                                                13,871,425
                                                                 -----------
             Total Utilities                                      17,561,050
                                                                 -----------
             TOTAL COMMON STOCKS (identified cost,
               $182,933,029)                                     232,581,925
                                                                 -----------
             (G)U.S. TREASURY BILLS -- 0.2%
    $415,000 3/13/1997                                               414,597
      15,000 3/6/1997                                                 14,999
                                                                 -----------
             TOTAL U.S. TREASURY BILLS (at amortized cost)           429,596
                                                                 -----------
             (E)COLLATERAL FOR SECURITIES LENDING -- 7.9%
     266,800 Dreyfus Cash Management Plus (shares at net asset
              value)                                                 266,800
  12,200,000 (b)First Boston Corporate Repurchase Agreement,
              5.56%, dated 2/28/97, due 3/3/1997                  12,200,000
   6,400,000 (b) Merrill Lynch Corporate Repurchase Agreement,
              5.55%, dated 2/28/1997, due 3/3/1997                 6,400,000
                                                                 -----------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost)                                    18,866,800
                                                                 -----------
             (B)REPURCHASE AGREEMENT -- 2.0%
   4,780,000 Goldman Sachs & Co., 5.33%, dated 2/28/1997, due
              3/3/1997 (at amortized cost)                         4,780,000
                                                                 -----------
             TOTAL INVESTMENTS (identified cost, $207,009,425)   256,658,321
                                                                 -----------


(See Notes to Portfolios of Investments)



 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 MID-CAP STOCK FUND

 ----------------------------------------------------------------------
  Shares                     Description                          Value
 ----------------------------------------------------------------------
          COMMON STOCKS -- 92.6%
          CAPITAL GOODS -- 9.4%
           ELECTRICAL EQUIPMENT
   40,000 (c)Altera Corp.                                    $1,815,000
   50,000 (c)Analog Devices, Inc.                             1,162,500
   50,000 (c)(d)Atmel Corp.                                   1,868,750
   60,000 (c)(d)LSI Logic Corp.                               2,070,000
   50,000 Linear Technology Corp.                             2,275,000
   70,000 Molex, Inc.                                         2,502,500
   75,000 (c)(d)Parametric Technology Corp.                   4,228,125
                                                             ----------
          Total Capital Goods                                15,921,875
                                                             ----------
          CONSUMER DURABLES -- 1.8%
           AUTOMOTIVE AND RELATED
   80,000 Harley-Davidson, Inc.                               2,990,000
                                                             ----------
          CONSUMER NON-DURABLES -- 51.4%
           BROADCASTING
   75,000 (c)Emmis Broadcasting Corp.,
           Class A                                            2,587,500
   50,000 (c)Lin Television Corp.                             2,075,000
  100,000 (c)(d)Westwood One, Inc.                            1,862,500
                                                             ----------
          Total                                               6,525,000
                                                             ----------
           COMMERCIAL SERVICES
   75,000 (c)Firearms Training Systems, Inc.                  1,096,875
   90,000 (c)FiServ, Inc.                                     2,947,500
   65,000 (c)MSC Industrial Direct Co.                        2,145,000
   70,000 (c)Superior Services, Inc.                          1,522,500
   90,000 (c)USA Waste Services, Inc.                         3,240,000
                                                             ----------
          Total                                              10,951,875
                                                             ----------
           COMPUTER SERVICES
   70,000 (c)BMC Software, Inc.                               2,996,875
   60,000 (c)Cadence Design Systems, Inc.                     2,212,500
   60,000 Equifax, Inc.                                       1,785,000
   50,000 Paychex, Inc.                                       2,175,000
   30,000 (c)Saville Systems Ireland PLC, ADR                 1,080,000
   50,000 (c)Transaction Systems Architects, Inc., Class A    1,300,000
                                                             ----------
          Total                                              11,549,375
                                                             ----------
           COSMETICS
   40,000 Estee Lauder Cos., Inc. Class N                     1,860,000
                                                             ----------
           DRUGS
   80,000 (c)(d)Elan Corp. PLC, ADR                           2,770,000
  125,000 (c)North American Vaccine, Inc.                     2,828,125
  120,000 (c)(d)Parexel International Corp.                   3,360,000
                                                             ----------
          Total                                               8,958,125
                                                             ----------
           ENERGY
   75,000 (d)Apache Corp.                                     2,428,125
   75,000 (c)ENSCO International, Inc.                        3,253,125
   85,000 (c)(d)Nabors Industries, Inc.                       1,306,875
   50,000 Pennzoil Co.                                        2,868,750
                                                             ----------
          Total                                               9,856,875
                                                             ----------
           HEALTH CARE
   75,000 (d)Cardinal Health, Inc.                            4,612,500
   45,000 (c)(d)HEALTHSOUTH Corp.                             1,811,250
  125,000 (c)Health Management Association, Class A Shares    3,312,500
   75,000 Omnicare, Inc.                                      1,987,500
   75,000 (c)Tenet Healthcare Corp.                           2,034,375
                                                             ----------
          Total                                              13,758,125
                                                             ----------

 --------------------------------------------------------------------------
  Shares                      Description                             Value
 --------------------------------------------------------------------------
          COMMON STOCKS (continued)
          CONSUMER NON-DURABLES (continued)
           LEISURE AND RECREATION
   50,000 (c)(d)Choice Hotels International, Inc.                  $768,750
  110,000 (c)(d)Regal Cinemas, Inc.                               2,928,750
                                                                -----------
          Total                                                   3,697,500
                                                                -----------
           MEDICAL SUPPLIES
   85,000 (c)Henry Schein, Inc.                                   2,295,000
                                                                -----------
           RESTAURANTS
   80,000 (c)(d)Landrys Seafood Restaurants, Inc.                 1,440,000
   50,000 (c)(d)Papa Johns International, Inc.                    1,218,750
                                                                -----------
          Total                                                   2,658,750
                                                                -----------
           RETAIL
   75,000 (c)Bed Bath & Beyond, Inc.                              1,950,000
   60,000 (d)Callaway Golf Co.                                    1,912,500
   70,000 (c)Kohl's Corp.                                         3,220,000
  100,000 (c)(d)Staples, Inc.                                     2,162,500
                                                                -----------
          Total                                                   9,245,000
                                                                -----------
           SERVICES
   75,000 (c)Apollo Group, Inc., Class A                          2,025,000
  100,000 (c)Stewart Enterprises, Inc.,
           Class A                                                3,531,250
                                                                -----------
          Total                                                   5,556,250
                                                                -----------
          Total Consumer Non-Durables                            86,911,875
                                                                -----------
          FINANCIAL -- 21.2%
   60,000 Alex Brown, Inc.                                        3,487,500
    2,500 Bear Stearns Cos., Inc.                                    75,000
   50,000 (c)(d)Credit Acceptance Corp.                           1,062,500
   50,000 First of America Bank Corp.                             3,131,250
  100,000 Firstar Corp.                                           3,062,500
   50,000 Green Tree Financial Corp.                              1,875,000
   50,000 (d)Mercantile Bancorporation, Inc.                      2,893,750
   75,000 (d)The Money Store, Inc.                                1,940,625
   65,000 Northern Trust Corp.                                    2,762,500
   70,000 (d)Redwood Trust, Inc.                                  3,342,500
   75,000 Charles Schwab Corp.                                    2,812,500
   60,000 Sirrom Capital Corp.                                    2,430,000
   50,000 State Street Boston Corp.                               4,018,750
   65,000 (d)TCF Financial Corp.                                  2,949,375
                                                                -----------
          Total                                                  35,843,750
                                                                -----------
          INSURANCE -- 1.9%
   60,000 Allstate Corp.                                          3,285,000
                                                                -----------
          TELECOMMUNICATIONS -- 4.8%
   70,000 (c)Andrew Corp.                                         3,850,000
   50,000 (c)PairGain Technologies, Inc.                          1,478,125
   70,000 (c)Tellabs, Inc.                                        2,791,250
                                                                -----------
          Total                                                   8,119,375
                                                                -----------
          TRANSPORTATION -- 2.1%
           RAILROAD
  100,000 (c)(d)Wisconsin Central Transportation Corp.            3,587,500
                                                                -----------
          TOTAL COMMON STOCKS (identified cost, $145,495,591)   156,659,375
                                                                -----------


(See Notes to Portfolios of Investments)

                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 MID-CAP STOCK FUND (continued)

 ----------------------------------------------------------------------------
  Shares or
  Principal
  Amount                        Description                             Value
 ----------------------------------------------------------------------------
             (G)U.S. TREASURY BILL -- 0.1%
     155,000 3/13/1997 (identified cost, $154,751)                   $154,850
                                                                 ------------
             (E)COLLATERAL FOR SECURITIES LENDING -- 20.3%
     206,600 Dreyfus Cash Management Plus (shares at net asset
              value)                                                  206,600
   3,750,000 Federal Signal Corp., 5.49%, 3/3/1997                  3,750,000
   5,000,000 General Motors Acceptance Corp., 5.33%, 3/3/1997       5,000,000
   3,000,000 J.P. Morgan Securities, 5.45%, 3/3/1997                3,000,000
  19,400,000 (b)Merrill Lynch Corporate Repurchase Agreement,
              5.55%, dated 2/28/1997, due 3/3/ 1997                19,400,000
   3,000,000 Sears Roebuck Acceptance Corp., 5.34%, 3/3/1997        3,000,000
                                                                 ------------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost)                                     34,356,600
                                                                 ------------
             (B)REPURCHASE AGREEMENTS -- 4.2%
   7,057,000 Goldman Sachs & Co., 5.33%, dated 2/28/1997, due
              3/3/1997 (at amortized cost)                          7,057,000
                                                                 ------------
             TOTAL INVESTMENTS (identified
               cost, $187,063,942)                               $198,227,825
                                                                 ============


--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND

 ----------------------------------------------------------------
  Shares                  Description                       Value
 ----------------------------------------------------------------
          COMMON STOCKS -- 79.8%
          ARGENTINA -- 1.1%
           TELEPHONE -- 1.1%
   65,750 (c)(d)(h)Telefonica De Argentina S.A., ADR   $2,079,344
                                                       ----------
          AUSTRALIA -- 4.0%
           AIR TRAVEL -- 0.5%
   50,500 (h)Qantas Airways, Ltd., ADR                    956,344
                                                       ----------
           BANKING -- 0.7%
  225,200 (d)Westpac Bank Corp., Ltd.                   1,276,961
                                                       ----------
           BROADCASTING -- 0.2%
   64,235 News Corp., Ltd.                                342,281
                                                       ----------
           BUSINESS SERVICES -- 0.2%
   17,771 Brambles Industries, Ltd.                       299,542
                                                       ----------
           CONSTRUCTION EQUIPMENT -- 0.8%
  481,200 Pioneer International, Ltd.                   1,431,564
                                                       ----------
           INDUSTRIAL -- 0.2%
   81,390 BTR PLC, Class A                                316,102
                                                       ----------
           INSURANCE -- 1.4%
  915,000 (d)Gio Australia Holdings, Ltd.               2,572,859
                                                       ----------
          Total Australia                               7,195,653
                                                       ----------

 ------------------------------------------------------------------------
  Shares                      Description                           Value
 ------------------------------------------------------------------------
          COMMON STOCKS (continued)
          AUSTRIA -- 1.7%
           ELECTRIC UTILITIES -- 0.8%
    9,900 Evn Energie-Versorgung Niederoesterreich AG          $1,458,298
                                                               ----------
           INDUSTRIAL MACHINERY -- 0.9%
   11,000 VA Technologie AG                                     1,660,260
                                                               ----------
          Total Austria                                         3,118,558
                                                               ----------
          BELGIUM -- 1.4%
           CHEMICALS -- 0.8%
    2,200 (d)Solvay S.A.                                        1,350,964
                                                               ----------
           NON-FERROUS METALS -- 0.6%
   15,900 (c)NV Union Miniere S.A.                              1,176,221
                                                               ----------
          Total Belgium                                         2,527,185
                                                               ----------
          BERMUDA -- 1.5%
           INSURANCE -- 1.5%
   83,000 PartnerRe Ltd.                                        2,739,000
                                                               ----------
          BRAZIL -- 2.8%
           BROADCASTING -- 1.9%
   36,250 Telecomunicacoes Brasileiras S.A., ADR                3,516,250
                                                               ----------
           RETAIL TRADE -- 0.9%
  105,700 Lojas Americanas S.A., ADR                            1,625,138
                                                               ----------
          Total Brazil                                          5,141,388
                                                               ----------
          CANADA -- 2.7%
           BANKING -- 1.6%
   60,000 Canadian Imperial Bank of Commerce                    2,910,661
                                                               ----------
           ELECTRONICS -- 0.6%
   37,000 (c)Newbridge Networks Corp.                           1,176,301
                                                               ----------
           INSURANCE -- 0.3%
   37,200 London Insurance Group, Inc.                            537,572
                                                               ----------
           MINING -- 0.2%
   58,000 (c)Inmet Mining Corp.                                   390,429
                                                               ----------
          Total Canada                                          5,014,963
                                                               ----------
          CHILE -- 0.6%
           TELEPHONE -- 0.6%
   40,375 Compania Telecomunicacion
           Chile, ADR                                           1,180,969
                                                               ----------
          CHINA -- 0.5%
           ELECTRIC UTILITIES -- 0.5%
   94,100 Shandong Huaneng Power Company, Ltd., Class N, ADR      976,288
                                                               ----------
          CZECHOSLOVOKIA -- 1.9%
           BANKING -- 0.4%
    4,000 Komercni Banka A.S.                                     377,592
   12,000 (c)(h)Komercni Banka A.S., GDR                          420,000
                                                               ----------
          Total                                                   797,592
                                                               ----------
           ELECTRIC UTILITIES -- 0.6%
   28,315 (c)CEZ A.S.                                           1,171,206
                                                               ----------
           TELECOMMUNICATIONS -- 0.9%
   12,200 (c)SPT Telekom A.S.                                   1,583,002
                                                               ----------
          Total Czechoslovakia                                  3,551,800
                                                               ----------
          DENMARK -- 1.3%
           TELEPHONE -- 1.3%
   47,000 (d)Tele Danmark A.S., Class B                         2,448,716
                                                               ----------


(See Notes to Portfolios of Investments)

 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)

 --------------------------------------------------------------------------
  Shares                        Description                           Value
 --------------------------------------------------------------------------
            COMMON STOCKS (continued)
            FINLAND -- 1.7%
             CONGLOMERATES -- 0.6%
     47,500 Amer Group, Ltd., Class A                              $992,320
                                                                 ----------
             FINANCIAL SERVICES -- 0.8%
    425,000 (c)Merita Ltd., Class A                               1,530,510
                                                                 ----------
             PAPER -- 0.3%
     73,500 (d)Metsa-Serla Oy, Class B                              614,194
                                                                 ----------
            Total Finland                                         3,137,024
                                                                 ----------
            FRANCE -- 8.2%
             AUTOMOBILES -- 0.8%
     53,218 Renault S.A.                                          1,372,735
                                                                 ----------
             BANKING -- 1.2%
     50,581 Banque Nationale de Paris                             2,295,907
                                                                 ----------
             CHEMICALS -- 1.6%
     82,332 Rhone-Poulenc, Class A                                2,891,378
                                                                 ----------
             CONSUMER ELECTRIC -- 0.2%
      1,500 Compagnie Generale D'Industrie Et De Participation      428,007
                                                                 ----------
             ELECTRICAL EQUIPMENT -- 1.0%
     18,842 Alcatel Alsthom                                       1,935,482
                                                                 ----------
             GAS EXPLORATION -- 1.3%
     25,592 Elf Aquitaine S.A.                                    2,449,103
                                                                 ----------
             HOLDING COS.-DIVERSIFIED -- 0.1%
      1,766 Marine-Wendel S.A.                                      184,507
                                                                 ----------
             INSURANCE -- 1.2%
     32,819 AXA                                                   2,185,820
                                                                 ----------
             MINING -- 0.8%
     29,000 Eramet SLN                                            1,450,764
                                                                 ----------
            Total France                                         15,193,703
                                                                 ----------
            GERMANY -- 2.3%
             BANKING -- 1.1%
     37,650 (d)Deutsche Bank, AG                                  1,956,076
                                                                 ----------
             CHEMICALS -- 1.2%
     53,500 (d)Bayer AG                                           2,260,764
                                                                 ----------
            Total Germany                                         4,216,840
                                                                 ----------
            GREAT BRITAIN -- 8.5%
             ELECTRIC UTILITIES -- 1.2%
    264,434 National Power Co. PLC                                2,116,721
                                                                 ----------
             ELECTRICAL EQUIPMENT -- 0.9%
    345,694 The BICC Group                                        1,554,693
                                                                 ----------
             FOOD & BEVERAGES -- 1.8%
  2,211,306 Albert Fisher Group PLC                               1,567,407
    585,865 Hillsdown Holdings PLC                                1,823,369
                                                                 ----------
            Total                                                 3,390,776
                                                                 ----------
             GAS & PIPELINE UTILITIES -- 1.8%
    880,800 British Gas PLC                                       2,447,065
    880,800 (c)Centrica PLC                                         940,074
                                                                 ----------
            Total                                                 3,387,139
                                                                 ----------
             HOLDING COS.-DIVERSIFIED -- 1.3%
    612,500 BTR PLC                                               2,400,297
                                                                 ----------
             POLLUTION CONTROL -- 0.2%
     60,000 (c)Waste Management International PLC, ADR              450,000
                                                                 ----------

 ------------------------------------------------------------------
  Shares                    Description                       Value
 ------------------------------------------------------------------
            COMMON STOCKS (continued)
             RETAIL TRADE -- 0.4%
    146,100 Kwik Save Group PLC                            $727,286
                                                         ----------
             WATER UTILITIES -- 0.9%
    125,166 Hyder PLC                                     1,692,810
                                                         ----------
            Total Great Britain                          15,719,722
                                                         ----------
            HONG KONG -- 5.0%
             BANKING -- 1.4%
    104,807 HSBC Holdings PLC                             2,558,018
                                                         ----------
             CONGLOMERATES -- 1.7%
    210,000 Hutchinson Whampoa                            1,600,010
    171,500 Swire Pacific, Ltd.                           1,472,778
                                                         ----------
            Total                                         3,072,788
                                                         ----------
             ELECTRIC UTILITIES -- 0.5%
    288,000 Hong Kong Electric Holdings, Ltd.               996,733
                                                         ----------
             FINANCIAL SERVICES -- 0.9%
    485,500 Jardine Strategic Holdings, Ltd.              1,592,440
                                                         ----------
             SERVICES -- 0.5%
    455,000 Hong Kong Ferry Holdings                        866,672
                                                         ----------
            Total Hong Kong                               9,086,651
                                                         ----------
            HUNGARY -- 0.8%
             OIL & GAS -- 0.8%
     88,814 (h)MOL Magyar Olay, ADR                       1,565,347
                                                         ----------
            INDONESIA -- 1.0%
             BANKING -- 0.7%
    922,500 Lippo Bank                                    1,077,372
    210,000 PT Pan Indonesia Bank                           289,051
                                                         ----------
            Total                                         1,366,423
                                                         ----------
             FOREST PRODUCTS -- 0.3%
    599,500 (c)Barito Pacific Timber                        543,863
                                                         ----------
            Total Indonesia                               1,910,286
                                                         ----------
            ITALY -- 3.8%
             AUTOMOTIVE -- 1.7%
  1,019,000 (d)Fiat S.P.A.                                3,144,560
                                                         ----------
             PAPER -- 0.4%
    170,000 (d)Burgo (Cartiere) S.P.A.                      778,871
                                                         ----------
             SERVICES -- 0.1%
    825,000 (c)Seat S.P.A.                                  190,697
                                                         ----------
             TELEPHONE -- 1.6%
    825,000 Stet Societa Finanziaria Telefonica S.P.A.    2,882,416
                                                         ----------
            Total Italy                                   6,996,544
                                                         ----------
            JAPAN -- 2.3%
             ELECTRICAL EQUIPMENT -- 0.7%
    163,000 Hitachi, Ltd.                                 1,408,149
                                                         ----------
             ENGINEERING & CONSTRUCTION -- 0.5%
     55,000 Daito Trust Construction                        539,104
     47,000 Kyudenko, Co., Ltd.                             359,181
                                                         ----------
            Total                                           898,285
                                                         ----------
             HOUSEHOLD APPLIANCES & FURNISHINGS -- 1.1%
     27,000 Sony Corp.                                    1,953,483
                                                         ----------
            Total Japan                                   4,259,917
                                                         ----------
            MEXICO -- 1.4%
             CONTAINER & GLASS -- 0.3%
    182,400 (d)Vitro SA                                     507,049
                                                         ----------



(See Notes to Portfolios of Investments)

                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)

 ----------------------------------------------------------------------
  Shares                      Description                         Value
 ----------------------------------------------------------------------
            COMMON STOCKS (continued)
            MEXICO (continued)
             HOLDING COS.-DIVERSIFIED -- 1.1%
    346,000 Alfa, S.A. de C.V., Class A                      $1,967,195
                                                             ----------
            Total Mexico                                      2,474,244
                                                             ----------
            NETHERLANDS -- 3.9%
             CHEMICALS -- 1.2%
     11,700 Azko Nobel N.V.                                   1,686,048
     20,000 European Vinyls Corp., International N.V.           563,781
                                                             ----------
            Total                                             2,249,829
                                                             ----------
             ENGINEERING & CONSTRUCTION -- 0.5%
     18,135 Ballast Nedam N.V.                                  934,508
                                                             ----------
             FINANCIAL SERVICES -- 1.3%
     63,750 ING Groep, N.V.                                   2,468,847
                                                             ----------
             INSURANCE -- 0.6%
     15,140 Aegon N.V.                                        1,004,334
                                                             ----------
             RETAIL TRADE -- 0.3%
      9,657 Koninklijke Bijenkorf Beheer                        623,311
                                                             ----------
            Total Netherlands                                 7,280,829
                                                             ----------
            NEW ZEALAND -- 1.7%
             CONSTRUCTION MATERIALS -- 0.2%
    137,500 Fletcher Challenge Building                         413,405
                                                             ----------
             INVESTMENT SERVICES -- 1.0%
  1,853,300 Brierley Investments, Ltd.                        1,784,611
                                                             ----------
             OIL -- 0.2%
    137,500 (c)Fletcher Challenge Energy                        353,395
                                                             ----------
             PAPER -- 0.3%
    275,000 (c)Fletcher Challenge Paper                         542,951
                                                             ----------
            Total New Zealand                                 3,094,362
                                                             ----------
            NORWAY -- 3.5%
             COMMERCIAL SERVICES -- 0.3%
     39,500 (d)Unitor Ships Service                             510,837
                                                             ----------
             DRUGS -- 0.4%
     56,000 (c)Nycomed ASA, Class B                             832,441
                                                             ----------
             ELECTRIC UTILITIES -- 0.2%
     56,000 (d)Hafslund Nycomed, Class B                        370,436
                                                             ----------
             ENGINEERING & CONSTRUCTION -- 1.5%
     61,800 Kvaerner A.S., Class B                           $2,755,976
                                                             ----------
             NON-FERROUS METALS -- 0.5%
     56,000 (d)Elkem A.S., Class A                              899,037
                                                             ----------
             PROCESS INDUSTRIES -- 0.6%
     60,500 Saga Petroleum A.S., Class A                      1,020,744
                                                             ----------
            Total Norway                                      6,389,471
                                                             ----------
            PERU -- 0.5%
             TELEPHONE -- 0.5%
     43,700 (c)CPT Telefonica de Peru S.A., Class B, ADR        961,400
                                                             ----------
            PHILIPPINES -- 0.2%
             TELEPHONE -- 0.2%
     12,820 (h)Philippine Long Distance Telephone Co., GDR      435,880
                                                             ----------

 --------------------------------------------------------------------------
  Shares                       Description                            Value
 --------------------------------------------------------------------------
          COMMON STOCKS (continued)
          PORTUGAL -- 0.5%
           BANKING -- 0.2%
   32,700 Banco Totta & Acores Nationalisiert, Class B             $485,972
                                                                 ----------
           FINANCIAL SERVICES -- 0.3%
   25,000 BPI-SGPS S.A.                                             371,980
    9,500 (c)BPI-SGPS S.A.                                          141,352
                                                                 ----------
          Total                                                     513,332
                                                                 ----------
          Total Portugal                                            999,304
                                                                 ----------
          SINGAPORE -- 0.8%
           HOLDING COS.-DIVERSIFIED -- 0.6%
  170,000 Jardine Matheson                                        1,028,500
                                                                 ----------
           RETAIL TRADE -- 0.2%
  588,229 Dairy Farm International Holdings, Ltd.                   455,877
                                                                 ----------
          Total Singapore                                         1,484,377
                                                                 ----------
          SPAIN -- 7.0%
           BANKING -- 2.5%
   46,000 Banco Bilbao Vizcaya SA                                 2,711,640
   91,500 (d)Corporacion Bancaria de Espana SA, ADR               1,852,875
                                                                 ----------
          Total                                                   4,564,515
                                                                 ----------
           ELECTRIC UTILITIES -- 1.9%
   24,500 Empresa Nac De Electridad                               1,495,518
  191,500 Iberdrola SA                                            2,090,742
                                                                 ----------
          Total                                                   3,586,260
                                                                 ----------
           PETROLEUM SERVICES -- 1.1%
   53,500 Repsol SA                                               2,034,079
                                                                 ----------
           TELEPHONE -- 1.5%
  118,500 (d)Telefonica de Espana                                 2,728,034
                                                                 ----------
          Total Spain                                            12,912,888
                                                                 ----------
          SWEDEN -- 4.4%
           AUTOMOBILES -- 1.1%
   76,500 (d)Volvo AB, Class B                                    1,917,498
                                                                 ----------
           BANKING -- 1.1%
   75,000 Svenska Handelsbanken, Stockholm                        2,099,888
                                                                 ----------
           DRUG & HEALTHCARE -- 0.9%
   34,500 Astra AB, Class B                                       1,614,514
                                                                 ----------
           FOREST PRODUCTS -- 0.7%
   98,000 (d)Stora Kopparbergs, Class B                           1,326,196
                                                                 ----------
           OFFICE & BUSINESS EQUIPMENT -- 0.6%
   47,000 Esselte AB, Class A                                     1,137,339
                                                                 ----------
          Total Sweden                                            8,095,435
                                                                 ----------
          SWITZERLAND -- 2.8%
           BANKING -- 0.8%
   13,800 Credit Suisse Group                                     1,472,119
                                                                 ----------
           BUSINESS SERVICES -- 0.4%
      300 Societe Generale de Surveillance Holding SA, Class B      681,772
                                                                 ----------
           ELECTRONICS -- 0.8%
    1,350 ABB AG                                                  1,534,903
                                                                 ----------
           INSURANCE -- 0.3%
    1,800 Zurich Versicherungsgesellschaft                          536,056
                                                                 ----------


(See Notes to Portfolios of Investments)


 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERNATIONAL STOCK FUND (continued)

 ---------------------------------------------------------------------------
  Shares or
  Principal
  Amount                        Description                            Value
 ---------------------------------------------------------------------------
             COMMON STOCKS (continued)
             SWITZERLAND (continued)
              LEISURE -- 0.5%
         350 Reiseburo Kuoni AG, Class B                            $921,240
                                                                 -----------
             Total Switzerland                                     5,146,090
                                                                 -----------
             TOTAL COMMON STOCKS (identified cost,
               $120,851,888)                                     147,334,178
                                                                 -----------
             PREFERRED STOCKS -- 1.5%
             AUSTRALIA -- 1.2%
              BROADCASTING -- 1.2%
     491,572 (d)News Corp., Ltd., Pfd.                             2,222,269
                                                                 -----------
             ITALY -- 0.3%
              ENGINEERING & CONSTRUCTION -- 0.3%
     260,000 (d)Autostrade Priv                                      536,431
                                                                 -----------
             TOTAL PREFERRED STOCKS (identified cost,
               $2,470,088)                                         2,758,700
                                                                 -----------
             CONVERTIBLE BONDS -- 0.9%
             CAYMAN ISLANDS -- 0.9%
  $1,790,000 PIV Investment Finance, Company Guarantee, 4.50%,
              12/1/2000 (identified cost, $1,431,133)              1,619,950
                                                                 -----------
             CONVERTIBLE PREFERRED STOCKS -- 2.3%
             ARGENTINA -- 0.8%
      24,080 (d)Cointel, Telefonica de Argentina S.A. $5.04,
              PRIDES                                               1,474,900
                                                                 -----------
             GREAT BRITAIN -- 0.1%
     107,100 Hyder PLC, Pfd.                                         187,168
                                                                 -----------
             MEXICO -- 0.9%
      42,978 Nacional Financiera, SNC, PRIDES, $6.79               1,719,120
                                                                 -----------
             PHILIPPINES -- 0.5%
      29,000 Philippine Long Distance Telephone Co., Conv.
              Pfd., Series II, $1.44                                 986,000
                                                                 -----------
             TOTAL CONVERTIBLE PREFERRED STOCKS (identified
               cost, $3,808,085)                                   4,367,188
                                                                 -----------
             GOVERNMENT AGENCIES -- 8.2%
             (I)FEDERAL HOME LOAN BANK DISCOUNT
              NOTE -- 2.2%
   4,030,000 5.22%, 4/24/1997                                      3,998,445
                                                                 -----------
             (I)FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT NOTES --
              4.1%
   2,875,000 5.23%, 3/21/1997                                      2,866,647
     736,000 5.23%-5.30%, 3/5/1997                                   735,573
   4,010,000 5.15%-5.18%, 4/25/1997                                3,979,003
                                                                 -----------
             Total                                                 7,581,223
                                                                 -----------
             (I)FEDERAL NATIONAL MORTGAGE ASSOCIATION DISCOUNT NOTES--
              1.9%
   2,220,000 5.20%, 3/7/1997                                       2,218,076
     915,000 5.24%, 4/18/1997                                        908,870
     435,000 5.21%, 4/21/1997                                        431,894
                                                                 -----------
             Total                                                 3,558,840
                                                                 -----------
             TOTAL GOVERNMENT AGENCIES (identified cost,
               $15,137,465)                                       15,138,508
                                                                 -----------

 ----------------------------------------------------------------------------
  Shares or
  Principal
  Amount                        Description                             Value
 ----------------------------------------------------------------------------
             U.S. TREASURY ISSUES -- 6.2%
             U.S. TREASURY SECURITIES -- 6.2%
  $2,140,000 Treasury Bill, 6/5/1997                               $2,112,351
   3,933,000 (d)Treasury Bill, 5/1/1997                             3,901,772
   4,578,000 (d)Treasury Bill, 4/24/1997                            4,546,183
     836,000 Treasury Note, 5.125%, 4/30/1998                         830,073
                                                                 ------------
             TOTAL U.S. TREASURY ISSUES
               (identified cost, $11,388,883)                      11,390,379
                                                                 ------------
             (E)COLLATERAL FOR SECURITIES
              LENDING -- 20.0%
     460,975 Dreyfus Cash Management Plus (shares at net asset
              value)                                                  460,975
  36,500,000 (b)Merrill Lynch Corporate Repurchase Agreement,
              5.40%, dated 2/28/97, due 3/3/97                     36,500,000
                                                                 ------------
             TOTAL COLLATERAL FOR SECURITIES LENDING (at
               amortized cost)                                     36,960,975
                                                                 ------------
             TOTAL INVESTMENTS (identified
               cost, $192,048,517)                               $219,569,878
                                                                 ============


--------------------------------------------------------------------------------
 SMALL-CAP STOCK FUND

 --------------------------------------------------------------------
  Shares                    Description                         Value
 --------------------------------------------------------------------
         COMMON STOCKS -- 84.4%
         BASIC INDUSTRY -- 0.8%
         CHEMICAL
  25,000 Spartech Corp.                                      $290,625
                                                            ---------
         CAPITAL GOODS -- 14.5%
         COMPUTER SERVICES
  25,000 (c)Computer Products, Inc.                           428,125
  15,000 (c)Microchip Technology, Inc.                        560,625
  25,000 (c)Network Appliance, Inc.                         1,000,000
  15,000 (c)Saville Systems Ireland PLC, ADR                  540,000
   5,000 (c)Transaction Systems Architects, Inc., Class A     130,000
  25,000 (c)TriTeal Corp.                                     412,500
  15,000 Xircom, Inc.                                         298,125
                                                            ---------
         Total                                              3,369,375
                                                            ---------
         ELECTRICAL EQUIPMENT
  20,000 (c)Integrated Process Equipment Corp.                505,000
                                                            ---------
         ELECTRONICS
  22,500 (c)Nichols Research Corp.                            568,125
  20,000 (c)Vitesse Semiconductor Corp.                       838,750
                                                            ---------
         Total                                              1,406,875
                                                            ---------
         Total Capital Goods                                5,281,250
                                                            ---------
         CONSUMER NON-DURABLES -- 44.0%
         BROADCASTING
  22,500 (c)Cox Radio, Inc., Class A                          430,313
  22,000 (c)Emmis Broadcasting Corp., Class A                 759,000
  20,000 (c)Heftel Broadcasting Corp., Class A                807,500
  30,000 (c)Westwood One, Inc.                                558,750
                                                            ---------
         Total                                              2,555,563
                                                            ---------



(See Notes to Portfolios of Investments)

                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 SMALL-CAP STOCK FUND (continued)

 ---------------------------------------------------------
  Shares              Description                    Value
 ---------------------------------------------------------
         COMMON STOCKS (continued)
         CONSUMER NON-DURABLES (continued)
         COMMERCIAL SERVICES
  30,000 (c)Diamond Home Services, Inc.           $525,000
  20,000 Eagle USA Airfreight, Inc.                670,000
  25,000 (c)Firearms Training Systems, Inc.        365,625
  25,000 (c)MSC Industrial Direct Co.              825,000
  30,000 (c)Rental Service Corp.                   615,000
  10,000 (c)Superior Services, Inc.                217,500
  20,000 (c)U.S. Filter Corp.                      700,000
                                                ----------
         Total                                   3,918,125
                                                ----------
         COSMETICS/TOILETRIES
  20,000 (c)French Fragrances, Inc.                155,000
                                                ----------
         DRUGS
  15,000 (c)North American Vaccine, Inc.           339,375
  20,000 (c)Parexel International Corp.            560,000
                                                ----------
         Total                                     899,375
                                                ----------
         HEALTH CARE
  25,000 (c)AmeriSource Health Corp., Class A    1,259,375
  20,000 NCS HealthCare, Inc., Class A             505,000
  30,000 (c)Sybron Corp., Rights                   892,500
                                                ----------
         Total                                   2,656,875
                                                ----------
         LEISURE & RECREATION
  25,000 (c)Regal Cinemas, Inc.                    665,625
  30,000 (c)Steiner Leisure Ltd.                   705,000
                                                ----------
         Total                                   1,370,625
                                                ----------
         MEDICAL SUPPLIES
  20,000 (c)Henry Schein, Inc.                     540,000
                                                ----------
         RESTAURANTS
  30,000 (c)Landrys Seafood Restaurants, Inc.      540,000
  15,000 (c)Papa Johns International, Inc.         365,625
                                                ----------
         Total                                     905,625
                                                ----------
         RETAIL
  30,000 (c)Stage Stores, Inc.                     637,500
                                                ----------
         SERVICES
  10,000 (c)Apollo Group, Inc., Class A            270,000
  35,000 (c)Choice Hotels International, Inc.      538,125
  15,000 (c)Learning Tree International, Inc.      465,000
  30,000 Stewart Enterprises, Inc.,
          Class A                                1,059,375
                                                ----------
         Total                                   2,332,500
                                                ----------
         Total Consumer Non-Durables            15,971,188
                                                ----------
         ENERGY -- 7.6%
         OIL & GAS EQUIPMENT & SERVICES
  10,000 Camco International, Inc.                 386,250
  20,000 (c)Weatherford Enterra, Inc.              600,000
                                                ----------
         Total                                     986,250
                                                ----------
         OIL & GAS PRODUCTS
  35,000 (c)Offshore Logistics, Inc.               638,750
  30,000 Parker & Parsley Petroleum Co.            885,000
  23,300 (c)Titan Exploration, Inc.                244,650
                                                ----------
         Total                                   1,768,400
                                                ----------
         Total Energy                            2,754,650
                                                ----------

 -------------------------------------------------------------------------
  Shares or
  Principal
  Amount                       Description                           Value
 -------------------------------------------------------------------------
            COMMON STOCKS (continued)
            FINANCIAL -- 15.2%
     18,000 (c)Credit Acceptance Corp.                            $382,500
     30,000 (c)Metris Cos., Inc.                                   840,000
     25,000 Protective Life Corp.                                1,075,000
     30,000 Redwood Trust, Inc.                                  1,432,500
     30,000 Sirrom Capital Corp.                                 1,215,000
     25,000 Western National Corp.                                 575,000
                                                               -----------
            Total Financial                                      5,520,000
                                                               -----------
            TELECOMMUNICATIONS -- 2.3%
     35,000 (c)Powerwave Technologies, Inc.                        778,750
      5,000 (c)Yurie Systems, Inc.                                  63,750
                                                               -----------
            Total Telecommunications                               842,500
                                                               -----------
            TOTAL COMMON STOCKS
              (identified cost, $31,257,793)                    30,660,213
                                                               -----------
            U.S. TREASURY -- 0.3%
    $75,000 United States Treasury Bill, 3/13/1997                  74,927
     20,000 United States Treasury Bill, 5/15/1997                  19,802
                                                               -----------
            TOTAL U.S. TREASURY (identified cost, $94,672)          94,729
                                                               -----------
            (B)REPURCHASE AGREEMENT -- 13.6%
  4,948,000 Goldman Sachs & Co., 5.33%, dated 2/28/1997, due
             3/3/1997 (at amortized cost)                        4,948,000
                                                               -----------
            TOTAL INVESTMENTS (identified cost, $36,300,465)   $35,702,942
                                                               ===========


--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 26.0%
  $2,684,797 BCF LLC, Series 1996-C2,
              Class A, 7.615%, 4/15/1999                             $2,758,629
   1,710,960 Contimortgage Home Equity Loan Trust, Series 1995-4,
              Class A3, 6.20%, 10/15/2010                             1,705,622
   3,412,973 Contitrade Services Home Equity Loan Trust, Series
              1991-1, Class A, 8.80%, 1/15/2006                       3,435,737
   3,082,621 Contitrade Services Home Equity Loan Trust, Series
              1991-2, Class A, 7.70%, 9/15/2006                       3,136,073
   1,042,785 Equicon Home Equity Loan Trust, Series 1992-7, Class
              A, 5.90%, 9/18/2005                                     1,033,858
     174,610 Ford Credit Grantor Trust, Series 1993-B, Class A,
              4.30%, 7/15/1998                                          174,170
     327,914 Green Tree Financial Corp., Series 1994-4, Class A1,
              6.55%, 7/15/2019                                          328,459
   3,000,000 Green Tree Home Equity Loan Trust, Series 96-C, Class
              A2, 7.10%, 6/15/2026                                    3,013,140


(See Notes to Portfolios of Investments)


 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND (continued)

 ----------------------------------------------------------------------------
  Principal
  Amount                         Description                            Value
 ----------------------------------------------------------------------------
            ASSET-BACKED SECURITIES (continued)
   $192,790 HFC Revolving Home Equity Loan Trust, Series 1992-1,
             Class A, 5.93%, 11/15/2017                              $193,580
    925,546 Olympic Automobile Receivables, Series 1994-A,
             5.65%, 1/15/2001                                         924,722
  1,327,754 Olympic Automobile Receivables, Series 1995-B, Class
             A2, 7.35%, 10/15/2001                                  1,344,391
    467,376 Premier Auto Trust, Series
             1993-4, Class A2, 4.65%,
             2/2/1999                                                 466,100
  2,803,132 Residential Asset Securitization Trust, Series 1996-
             A8, Class A1, 8.00%, 12/25/2026                        2,843,155
  2,094,282 Structured Asset Securities Corp., Series 1995-C1,
             Class A1A, 7.375%, 9/25/2024                           2,112,607
  2,450,000 The Money Store Home Equity Loan Trust, Series 1995-
             C, Class A2, 6.25%, 8/15/2016                          2,431,772
  2,068,601 The Money Store Home Equity Loan Trust, Series 1992-
             D2, Class A3, 7.55%, 1/15/2018                         2,085,274
    802,221 UCFC Home Equity Loan, Series 1994-C1, Class A2,
             7.275%, 6/10/2007                                        805,694
  2,000,000 UCFC Home Equity Loan, Series 1996-A, Class A4,
             6.30%, 12/31/2099                                      1,985,600
    998,373 Western Financial Grantor Trust, Series 1994-2,
             Class A1, 6.375%, 9/1/1999                             1,003,295
                                                                   ----------
            TOTAL ASSET-BACKED SECURITIES (identified cost,
              $31,744,077)                                         31,781,878
                                                                   ----------
            COLLATERALIZED MORTGAGE OBLIGATIONS -- 31.2%
            FEDERAL HOME LOAN MORTGAGE
             CORPORATION -- 8.4%
     79,625 6.00%, 7/15/2010, (Series 1468), Class C                   79,543
    383,637 7.75%, 1/15/2018, (Series 1259), Class H                  385,621
    748,230 10.00%, 7/15/2018, (Series 10D)                           759,236
  4,665,401 7.00%, 1/15/2020, (Series 1834), Class A                4,677,765
  4,480,998 6.05%, 9/15/2020, (Series 1818), Class A                4,361,203
                                                                   ----------
            Total                                                  10,263,368
                                                                   ----------
            FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 0.7%
    846,671 7.50%, 4/25/2014, REMIC (Series 1991-06-K)                849,381
                                                                   ----------
             OTHER FINANCIAL -- 22.1%
  2,064,360 CMC Securities Corp., III, Series 1994-E, Class A1,
             6.00%, 3/25/2024                                       2,051,644
    246,972 Citicorp Mortgage Securities, Inc., Series 1992-19,
             Class A2, 7.50%, 1/25/2019                               246,335

 ----------------------------------------------------------------------------
  Principal
  Amount                         Description                            Value
 ----------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
              OTHER FINANCIAL (continued)
  $3,036,396 GE Capital Mortgage Services, Inc., Series 1995-8,
              Class A3, 7.00%, 10/25/2025                          $3,028,745
   3,000,000 GE Capital Mortgage Services, Inc., Series 1994-28,
              Class A3, 8.00%, 8/25/2024                            3,050,970
   2,397,048 Independent National Mortgage Corp., Series 1995-R,
              Class A1, 7.25%, 11/25/2010                           2,409,800
   4,000,000 Norwest Asset Securities Corp. 1996-9, Series 1996-
              9, Class A5, 10.00%, 1/25/2027                        4,147,520
     619,827 PaineWebber CMO Trust, Class 0-4, 9.50%, 6/1/2017        622,982
   1,912,069 PNC Mortgage Securities Corp., Series 1994-1, Class
              T7, 6.00%, 2/25/2024                                  1,844,171
   2,505,000 Prudential Home Mortgage Securities Co., Series
              1993-54, Class A21, 5.50%, 1/25/2024                  2,439,369
   2,175,000 Prudential Home Mortgage Securities Co., Series
              1992-32, Class A4, 7.15%, 10/25/2022                  2,174,891
   3,137,000 Residential Accredit Loans, Inc., Series 1996-QS5,
              Class A15, 7.60%, 9/25/2026                           3,169,499
   1,794,243 Residential Funding Mortgage Securities I, Series
              1993-S41, Class A1,
              6.85%, 9/25/2023                                      1,787,515
                                                                   ----------
             Total                                                 26,973,441
                                                                   ----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (identified cost, $38,176,772)                      38,086,190
                                                                   ----------
             CORPORATE BONDS -- 10.7%
              FINANCE -- 2.6%
   3,000,000 Lehman Brothers Holdings, Inc., 8.875%, 2/15/2000      3,172,170
                                                                   ----------
              FINANCE--AUTOMOTIVE -- 2.5%
   3,000,000 Ford Holdings, Inc., 9.25%, 7/15/1997                  3,041,010
                                                                   ----------
              OTHER FINANCIAL -- 5.6%
   4,000,000 (h)Corestates Capital Corp., Bank Guarantee,
              6.1325%, 2/15/2027                                    3,903,840
   3,000,000 (h)Old Kent Capital Trust I, Company Guarantee,
              6.3625%, 2/1/2027                                     2,982,840
                                                                   ----------
             Total                                                  6,886,680
                                                                   ----------
             TOTAL CORPORATE BONDS (identified cost,
               $13,193,369)                                        13,099,860
                                                                   ----------
             MORTGAGE BACKED SECURITIES -- 13.7%
             FEDERAL HOME LOAN MORTGAGE
              CORPORATION -- 2.3%
   2,459,375 11.00%, 8/1/2019                                       2,757,573
                                                                   ----------
             FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 11.4%
   1,358,173 8.00%, 8/1/2007                                        1,401,892



(See Notes to Portfolios of Investments)

                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND (continued)

 -----------------------------------------------------------------------------
  Principal
  Amount                         Description                             Value
 -----------------------------------------------------------------------------
             MORTGAGE BACKED SECURITIES (continued)
             FEDERAL NATIONAL LOAN MORTGAGE
              ASSOCIATION (continued)
  $4,043,958 8.00%, 5/1/2008                                        $4,169,078
   7,918,990 9.50%, 1/1/2025                                         8,399,622
                                                                  ------------
             Total                                                  13,970,592
                                                                  ------------
             TOTAL MORTGAGE BACKED SECURITIES (identified cost,
               $16,764,062)                                         16,728,165
                                                                  ------------
             U.S. TREASURY NOTE -- 12.5%
  15,000,000 6.875%, 3/31/2000 (identified cost, $15,358,594)       15,268,950
                                                                  ------------
             (B)REPURCHASE AGREEMENT -- 12.5%
  15,246,000 Goldman Sachs & Co., 5.33%, dated 2/28/1997, due
              3/3/1997 (at amortized cost)                          15,246,000
                                                                  ------------
             TOTAL INVESTMENTS (identified cost, $130,482,874)    $130,211,043
                                                                  ============


--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND

 ------------------------------------------------------------------------------
  Principal
  Amount                           Description                            Value
 ------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES -- 16.7%
  $10,000,000 Bridgestone/Firestone Master Trust, Series 1996-1,
               Class A, 6.17%, 7/1/2003                              $9,913,200
   14,630,000 Citibank Credit Card Master Trust I, Series 1996-1,
               Class A, 5.79%, 2/7/2003                              11,348,784
    5,000,000 Contimortgage Home Equity Loan Trust, Series 1995-4,
               Class A5, 6.56%, 12/15/2010                            4,990,650
    4,325,000 Green Tree Financial Corp., Series 1994-7, Class A4,
               8.35%, 3/15/2020                                       4,534,070
   12,000,000 Green Tree Financial Corp., Series 1996-6, Class A3,
               6.75%, 9/15/2027                                      12,042,960
    6,436,310 Mortgage Capital Funding Inc., Series 1995-MC1,
               Class A1A, 7.75%, 5/25/2027                            6,556,990
    5,840,000 Olympic Automobile Receivables Trust, Series 1995-D,
               Class A4, 6.05%, 11/15/2000                            5,845,373
   12,000,000 The Money Store, Series 1996-B, Class A7, 7.55%,
               8/15/2020                                             12,123,720
                                                                     ----------
              TOTAL ASSET-BACKED SECURITIES (identified cost,
                $67,149,866)                                         67,355,747
                                                                     ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.9%
    8,988,630 Federal Home Loan Mortgage Association, Series 1829,
               Class H, 6.50%, 10/15/2021                             8,786,386
    6,531,562 Federal Home Loan Mortgage Association, Series 1834,
               Class A, 7.00%, 1/15/2020                              6,548,870

 -----------------------------------------------------------------------------
  Principal
  Amount                          Description                            Value
 -----------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  $12,000,000 Norwest Asset Securities Corp., Series 1996-9,
               Class A5, 10.00%, 1/25/2027                         $12,442,560
   10,275,000 Prudential Home Mortgage Securities Corp., Series
               1993-54, Class A21, 5.50%, 1/25/2024                 10,005,795
   12,000,000 Rasta, Series 1996-A, Class A2, 7.50%, 11/11/2025     12,121,080
    7,000,000 Residential Accredit Loans, Inc., Series 1996-QS5,
               Class AI5, 7.60%, 9/25/2026                           7,072,520
    6,980,939 Structured Asset Securities Corp., Series 1995-C1,
               Class A1A, 7.375%, 9/25/2024                          7,042,022
                                                                   -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (identified cost, $63,927,578)                      64,019,233
                                                                   -----------
              CORPORATE BONDS -- 49.7%
              BANKING -- 14.7%
    8,000,000 Fleet Financial Group, Inc., Sub. Note, 8.125%,
               7/1/2004                                              8,489,360
   12,000,000 Mercantile Capital Trust I, 6.4125%, 2/1/2027         11,931,600
    9,000,000 Merita Bank Ltd., 6.50%, 1/15/2006                     8,564,310
    6,350,000 NationsBank Corp., 6.94%, 4/12/2002                    6,379,210
    8,000,000 Provident Bank, 6.125%, 12/15/2000                     7,835,280
   10,000,000 Santander Financial Issuances, Sub. Note, 7.25%,
               5/30/2006                                            10,045,000
    6,000,000 Toronto-Dominion Bank, 7.875%, 8/15/2004               6,125,580
                                                                   -----------
              Total                                                 59,370,340
                                                                   -----------
              BROKER -- 8.0%
    8,000,000 Bear Stearns & Co., Inc., 7.00%, 1/15/2027             7,974,872
    7,000,000 Donaldson, Lufkin and Jenrette Securities Corp.,
               5.625%, 2/15/2016                                     6,738,340
   10,000,000 Goldman Sachs Group, LP, 6.25%, 2/1/2003               9,618,110
    7,525,000 Lehman Brothers Holdings, Inc., 8.875%, 2/15/2000      7,956,860
                                                                   -----------
              Total                                                 32,288,182
                                                                   -----------
              CONSUMER SERVICES -- 0.7%
    2,750,000 Marriott International, Inc., Series C, 7.125%,
               6/1/2007                                              2,714,965
                                                                   -----------
              FINANCE -- 20.1%
   12,500,000 Corestates Capital Corp., 6.1325%, 2/15/2027          12,199,500
    4,000,000 Corestates Capital Corp., 6.2125%, 1/15/2027           3,931,720
   12,000,000 Firstar Capital Trust I, 8.32%, 12/15/2026            12,238,200
    6,750,000 Ford Motor Credit Corp., 6.25%, 12/20/2002             6,539,670


(See Notes to Portfolios of Investments)




 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERMEDIATE BOND FUND (continued)

 ------------------------------------------------------------------------------
  Principal
  Amount                        Description                           Value
 ------------------------------------------------------------------------------
             CORPORATE BONDS (continued)
             FINANCE (continued)
  $5,000,000 Ford Motor Credit Corp., 8.24%, 1/15/2002           $5,280,550
   5,165,000 General Motors Acceptance Corp., 7.00%, 6/6/2003     5,189,947
   6,700,000 General Motors Acceptance Corp., 7.50%, 6/9/2000     6,869,644
  10,000,000 Heller Financial, Inc., 6.50%, 11/1/2001             9,861,700
  12,000,000 Old Kent Capital Trust I, 6.3625%, 2/1/2027         11,931,360
   7,090,000 Sears Roebuck Acceptance Corp., Series 1, 6.40%,
              9/25/2000                                           7,015,626
                                                                -----------
             Total                                               81,057,917
                                                                -----------
             INDUSTRIAL SERVICES -- 3.2%
   5,000,000 Dayton-Hudson Corp., 6.40%, 2/15/2003                4,858,800
   7,000,000 Dayton-Hudson Corp., 9.75%, 7/1/2002                 7,865,550
                                                                -----------
             Total                                               12,724,350
                                                                -----------
             UTILITIES-GAS -- 1.4%
   5,590,000 Burlington Resources, Inc., 7.15%, 5/1/1999          5,673,179
                                                                -----------
             UTILITIES-TELEPHONE -- 1.6%
   6,070,000 NYNEX Capital Funding Co., Series B, 8.10%,
              11/1/1999                                           6,266,729
                                                                -----------
             TOTAL CORPORATE BONDS (identified cost,
               $201,222,440)                                    200,095,662
                                                                -----------
             CORPORATE NOTES -- 2.0%
             BROKER/DEALERS -- 2.0%
   8,000,000 Bear Stearns & Co., Inc., 6.75%, 5/1/2001
              (identified cost $7,974,720)                        8,004,160
                                                                -----------
             MORTGAGE BACKED SECURITIES -- 6.1%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 6.1%
  25,000,000 (j)6.50%, TBA                                       24,500,250
      12,661 8.75%, 4/1/2001                                         13,021
                                                                -----------
             TOTAL MORTGAGE-BACKED SECURITIES (identified
               cost, $24,255,449)                                24,513,271
                                                                -----------
             U.S. TREASURY SECURITIES AGENCY -- 14.0%
             (D)TREASURY NOTES -- 14.0%
  35,000,000 6.375%, 5/15/1999                                   35,191,800
  20,000,000 7.875%, 8/15/2001                                   21,153,600
                                                                -----------
             TOTAL U.S. TREASURY SECURITIES --AGENCY
               (identified cost, $56,710,938)                    56,345,400
                                                                -----------
             (E)COLLATERAL FOR SECURITIES LENDING -- 14.5%
   5,000,000 (f)Bear Stearns & Co., Inc., 5.688%, 3/10/1997       5,000,000
   3,750,000 (f)Carco Auto Trust, 5.475%, 3/17/1997               3,762,375
   5,000,000 (f)Chrysler Corp., 5.54%, 3/19/1997                  4,997,150
      79,354 Dreyfus Cash Management Plus (shares at net
              asset value)                                           79,354

 ----------------------------------------------------------------------------
  Principal
  Amount                       Description                          Value
 ----------------------------------------------------------------------------
              (E)COLLATERAL FOR SECURITIES LENDING (continued)
  $15,000,000 (f)Ford Motor Credit Co., 5.67%, 5/27/1997      $15,024,000
    3,000,000 (f)General Electric Capital Corp., 5.48%,
               3/3/1997                                         2,995,800
    5,000,000 (f)Heller Financial Corp., 5.47%, 3/3/1997        5,000,000
   10,000,000 JP Morgan Securities, Inc., Master Note,
               5.448%, 3/3/1997                                10,000,000
    1,500,000 (b)Morgan Stanley & Co., Inc., Repurchase
               Agreement, 5.50%, 3/3/1997                       1,500,000
    5,000,000 (f)National Bank, 5.465%, 3/24/1997               5,000,000
    5,000,000 (f)Sears Roebuck & Co., 5.483%, 3/19/1997         4,995,800
                                                             ------------
              TOTAL COLLATERAL FOR SECURITIES LENDING (at
                amortized cost)                                58,354,479
                                                             ------------
              (B)REPURCHASE AGREEMENT -- 1.3%
    5,152,000 Goldman Sachs & Co., 5.33%, dated 2/28/1997,
               due 3/3/1997 (at amortized cost)                 5,152,000
                                                             ------------
              TOTAL INVESTMENTS (identified
                cost, $484,747,470)                          $483,839,952
                                                             ============


--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND

 ----------------------------------------------------------------------------
  Principal
  Amount                         Description                            Value
 ----------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 0.8%
  $1,538,580 Contitrade Services Home Equity Loan Trust, 7.70%,
              9/15/2006, (Series 1991-2) (identified cost
              $1,555,889)                                          $1,565,259
                                                                   ----------
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 30.0%
   3,466,983 BCF LLC, 7.615%, 4/15/1999, (Series 1996-C2)           3,562,325
   3,141,526 Chase Mortgage Finance
              Corp., 6.25%, 11/25/2009, (Series 1993-M-CL-A6)       3,037,919
     711,105 Citicorp Mortgage Securities, Inc., 7.50%,
              1/25/2019,
              (Series 1992-19-CL-A2)                                  709,271
   4,087,457 GE Capital Mortgage Services, Inc., 7.00%,
              10/25/2025, (Series 1995-8-A3)                        4,077,156
   5,000,000 GE Capital Mortgage Services, Inc., 8.00%,
              8/25/2024,
              (Series 1994-28-A3)                                   5,084,950
   4,040,036 Independent National Mortgage Corp., 7.25%,
              11/25/2010, (Series 1995-M-A2)                        4,061,529
   6,450,000 Independent National Mortgage Corp., 7.50%,
              9/25/2025, (Series 1995-M-C)                          6,483,411
   3,275,000 Midland Realty Acceptance Corp., 7.23%, 12/25/2006,
              (Series 1996-C2-CL-A2)                                3,279,618



(See Notes to Portfolios of Investments)


                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 GOVERNMENT INCOME FUND (continued)

 ----------------------------------------------------------------------------
  Principal
  Amount                         Description                            Value
 ----------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  $5,000,000 Norwest Asset Securities
              Corp., 7.25%, 3/25/2027, (Series 1997-3)             $4,894,200
   5,500,000 Norwest Asset Securities
              Corp., 8.00%, 11/25/2026, (Series 1996-5-CL-A17)      5,634,915
   6,901,318 Prudential Home Mortgage Securities, 7.40%,
              5/25/2007, (Series 1992-B)                            6,900,214
   3,619,792 Residential Asset Securitization Trust, 8.00%,
              12/25/2026, (Series 1996-A8)                          3,671,476
   4,981,261 Saxon Mortgage Securities
              Corp., 5.68%, 11/25/2023, (Series 1993-10-CL-A2)      4,724,327
                                                                  -----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
               (identified cost $55,858,930)                       56,121,311
                                                                  -----------
             MORTGAGE-BACKED SECURITIES -- 65.5%
             FEDERAL HOME LOAN MORTGAGE CORP. -- 17.2%
  10,000,000 (a)(j)7.00%, TBA                                       9,768,800
  10,000,000 (a)(j)7.50%, TBA                                      10,003,100
   5,579,771 7.50%, 5/1/2024                                        5,635,569
      82,572 8.75%, 4/1/2001                                           84,920
   5,654,096 9.00%, TBA                                             5,960,661
     604,837 9.00%, 5/1/2017                                          647,176
      11,021 9.50%, 2/1/2001                                           11,417
     161,197 9.50%, 7/1/2020                                          172,381
      19,383 10.50%, 10/1/2000                                         20,377
                                                                  -----------
             Total                                                 32,304,401
                                                                  -----------
             FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 16.9%
   5,018,390 6.50%, 7/1/2008                                        4,954,104
  10,034,450 6.90%, 5/25/2021                                       9,551,592
   6,157,423 7.50%, 1/1/2024                                        6,167,028
   1,629,807 8.00%, 8/1/2007                                        1,682,271
   4,689,142 8.50%, 8/1/2022                                        4,881,115
     601,437 11.00%, 6/1/2020                                         672,870
   1,428,439 11.50%, TBA                                            1,636,462
   1,334,809 11.50%, 7/1/2006                                       1,458,279
     617,774 11.50%, 10/1/2015                                        700,727
                                                                  -----------
             Total                                                 31,704,448
                                                                  -----------
             GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 31.4%
  15,000,000 (a)6.50%, TBA                                         14,325,000
   6,250,000 7.00%, 2/16/2024                                       5,993,900
  10,000,000 (a)8.00%, TBA                                         10,200,100
   7,824,358 8.00%, 8/15/2024                                       7,997,981
     909,597 9.00%, 2/15/2020                                         970,713
  13,783,642 (a)9.00%, 5/20/2025                                   14,451,322
     429,552 9.50%, 7/15/2019                                         466,197
   3,429,319 9.50%, 10/15/2024                                      3,721,874
     502,621 10.00%, 11/15/2020                                       553,355
       8,158 10.50%, 10/15/2000                                         8,709
      26,628 10.50%, 10/15/2000                                        28,425
      34,076 11.00%, 11/15/2000                                        36,717
                                                                  -----------
             Total                                                 58,754,293
                                                                  -----------
             TOTAL MORTGAGE-BACKED SECURITIES (identified cost,
               $123,292,386)                                      122,763,142
                                                                  -----------

 ------------------------------------------------------------------------------
  Principal
  Amount                         Description                              Value
 ------------------------------------------------------------------------------
             AGENCY BONDS -- 2.1%
  $4,025,000 (f)MBNA Global Capital Securities Floating Rate
              Note, 6.36%, 5/1/1997 (Series B) (identified cost,
              $3,978,879)                                            $3,978,713
                                                                   ------------
             CORPORATE BONDS -- 7.3%
   7,757,650 Jordan Aid, 8.75%, 9/1/2019                              8,635,816
   5,000,000 (f)Old Kent Capital Trust I Floating Rate Note,
              6.36%, 5/1/1997                                         4,971,400
                                                                   ------------
             TOTAL CORPORATE BONDS (identified cost,
               $13,723,847)                                          13,607,216
                                                                   ------------
             (B)REPURCHASE AGREEMENT -- 11.6%
  21,721,000 Goldman Sachs & Co., 5.33%, dated 2/28/1997, due
              3/3/1997 (at amortized cost)                           21,721,000
                                                                   ------------
             TOTAL INVESTMENTS (identified cost, $220,130,931)     $219,756,641
                                                                   ============


--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS -- 96.9%
             ARIZONA -- 2.7%
  $1,000,000 Maricopa County, AZ, Community College
              District, GO UT Bonds (Series A), 6.00%,
              7/1/2006, Callable 7/1/2003 @ 101                AA    $1,068,150
   1,000,000 Maricopa County, AZ, School District No. 4,
              GO UT Bonds, 5.375% (FGIC INS), 7/1/2009,
              Callable 7/1/2006 @ 101                         AAA     1,020,760
                                                                     ----------
             Total                                                    2,088,910
                                                                     ----------
             HAWAII -- 1.3%
   1,000,000 Hawaii State, GO UT Bonds (Series CA),
              5.50%, 1/1/2012                                  AA     1,020,270
                                                                     ----------
             ILLINOIS -- 12.8%
   1,500,000 Arlington Heights, IL, GO UT Refunding
              Bonds (Series B), 4.55%, 12/1/2001               AA     1,510,065
   2,000,000 Illinois Development Finance Authority,
              Refunding Revenue Bonds, 4.625% (WMX
              Technologies, Inc.)/(MBIA INS), 2/1/1998
              (AMT)                                           AAA     2,011,820
   2,500,000 Illinois State, GO UT Bonds, 5.25% (FGIC
              INS), 9/1/2004                                  AAA     2,592,325


(See Notes to Portfolios of Investments)



 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             ILLINOIS (continued)
  $2,500,000 Lake County, IL, Community School District
              No. 60, GO LT (Series B), 5.30% (FSA INS),
              12/1/2005                                       AAA    $2,595,400
   1,085,000 Waukegan, IL, GO UT Bonds, 6.40% (MBIA
              INS), 12/30/2004, Callable 12/30/2002 @
              100                                             AAA     1,186,523
                                                                     ----------
             Total                                                    9,896,133
                                                                     ----------
             INDIANA -- 4.8%
   2,700,000 Indiana Transportation Finance Authority,
              Refunding Revenue Bonds (Series A), 5.25%
              (AMBAC INS), 6/1/2009                           AAA     2,724,057
   1,000,000 Indiana University, Refunding Revenue Bonds
              (Series K), 5.00%, University and College
              Improvements (Student Fee), 8/1/2001            AA-     1,021,340
                                                                     ----------
             Total                                                    3,745,397
                                                                     ----------
             IOWA -- 1.4%
   1,050,000 Cedar Rapids, IA, GO UT Bonds (Series B),
              5.20%, Airport and Marina Improvements,
              Public and Water Utility Improvements,
              6/1/2007, Callable 6/1/2004 @ 100               AAA     1,067,640
                                                                     ----------
             LOUISIANA -- 2.8%
   1,000,000 Louisiana Public Facility Revenue
              Authority, Student Loan Refunding Revenue
              Bonds (Series A-2), 6.75%, 9/1/2006,
              Callable 9/1/2002 @ 102                         AAA     1,060,770
   1,000,000 Mississippi River Bridge Authority, LA,
              Revenue Bonds, 6.625%, 11/1/2006, Callable
              @ 102, Mandatory Sinking Fund 11/1/2003 @
              100                                              A-     1,098,390
                                                                     ----------
             Total                                                    2,159,160
                                                                     ----------
             MARYLAND -- 2.7%
   1,000,000 Maryland State, GO UT Bonds, 5.20%, State
              and Local Facilities Loan Bond, 3/15/2003       AAA     1,041,940
   1,000,000 Northeast, MD, Waste Disposal Authority,
              Solid Waste Revenue Bonds, 6.00%, 7/1/2007        A     1,035,700
                                                                     ----------
             Total                                                    2,077,640
                                                                     ----------

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             MASSACHUSETTS -- 1.4%
  $1,000,000 New England Educational Loan Marketing
              Corp., Student Loan Revenue Bonds, 6.60%
              (Series F), 9/1/2002                              A    $1,061,200
                                                                     ----------
             MINNESOTA -- 7.9%
   2,050,000 Minneapolis Special School District No.
              001, MN, GO UT Bonds, 5.00%, 2/1/2004            AA     2,108,938
   2,400,000 Minnesota State, GO UT Bonds, 5.00%, Public
              Improvements, 8/1/2003                          AA+     2,475,456
   1,525,000 Owatonna, MN Independent School District
              No. 761, GO UT Bonds, 5.25%, 2/1/2009,
              Callable 2/1/2006 @ 100                         Aa1     1,544,398
                                                                     ----------
             Total                                                    6,128,792
                                                                     ----------
             MISSOURI -- 1.5%
   1,000,000 Missouri State Environmental Improvement &
              Energy Authority, Water Pollution Control
              State Revolving Fund Program Revenue Bonds
              (Series B), 6.65%, 7/1/2006, Callable
              7/1/2004 @ 102                                   AA     1,131,770
                                                                     ----------
             NEBRASKA -- 1.4%
   1,000,000 Nebraska Higher Education Loan Program,
              Inc., Senior Subordinated Lien Student
              Loan Revenue Bonds (Series A-5), 6.65%,
              6/1/2008, Mandatory Sinking Fund 6/1/2003
              @ 100                                            AA     1,050,460
                                                                     ----------
             NEVADA -- 1.9%
   1,500,000 Las Vegas, NV, GO LT Sewer Refunding
              Revenue Bonds (Series B), 4.875% (MBIA
              INS), 1/1/2006, Callable 1/1/2003 @ 101         AAA     1,502,310
                                                                     ----------
             NEW YORK -- 5.9%
   3,000,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 4.55% (General
              Electric Capital Corp.), 12/1/2018              AAA     2,997,270


(See Notes to Portfolios of Investments)

                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             NEW YORK (continued)
  $1,500,000 New York State Environmental Facilities
              Corp., Revenue Bonds, 5.70%, 6/15/2006,
              Callable 6/15/2004 @ 102                         AA    $1,579,335
                                                                     ----------
             Total                                                    4,576,605
                                                                     ----------
             OKLAHOMA -- 3.9%
   2,000,000 Oklahoma Housing Finance Agency, Refunding
              Revenue Bonds (Series A-3), 5.50% (FNMA
              Collateral), 11/1/2025, Callable 5/1/2005
              @ 100, Mandatory Put 11/1/2005 @ 100            AAA     2,020,760
   1,000,000 Tulsa, OK, Public Improvements GO UT Bonds,
              5.125%, 5/1/2001                                 AA     1,030,200
                                                                     ----------
             Total                                                    3,050,960
                                                                     ----------
             OREGON -- 5.4%
   1,000,000 Metro, OR, GO UT Bonds (Series A), 5.00%
              (Open Spaces Program), 9/1/2002                  AA     1,030,930
   3,000,000 Multnomah County, OR, School District, GO
              UT Bonds, 5.50%, 6/1/2005                       AA-     3,164,220
                                                                     ----------
             Total                                                    4,195,150
                                                                     ----------
             PUERTO RICO -- 2.3%
   1,500,000 Puerto Rico Municipal Finance Agency,
              Revenue Bonds (Series A), 5.10% (FSA INS),
              7/1/2000                                        AAA     1,541,820
     250,000 Puerto Rico Public Building Authority,
              Revenue Refunding Bonds (Series K), 6.10%
              (FGIC INS), 7/1/2002                            AAA       271,805
                                                                     ----------
             Total                                                    1,813,625
                                                                     ----------
             SOUTH CAROLINA -- 2.0%
   1,055,000 South Carolina State, GO UT Bonds, Highway
              Improvements (Series B), 5.625%, 7/1/2011,
              Callable 7/1/2006 @ 102                         AAA     1,088,359
     500,000 South Carolina State, GO UT Refunding
              Capital Improvement Bonds, 4.30%, 4/1/2003      AAA       492,115
                                                                     ----------
             Total                                                    1,580,474
                                                                     ----------

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             TENNESSEE -- 2.6%
  $2,000,000 Memphis, TN, GO UT Refunding Bonds (Series
              A), 4.60%, 8/1/2002                              AA    $2,015,140
                                                                     ----------
             TEXAS -- 8.5%
   1,000,000 Arlington, TX, ISD, GO UT Refunding Bonds,
              6.50% (PSF GTD), 2/15/2002                      AAA     1,092,830
   1,000,000 Brazosport, TX, ISD, GO UT, 5.10% (PSF
              GTD), 2/15/2009, Callable 2/15/2007 @ 100       Aaa     1,000,740
     100,000 Dallas-Fort Worth, TX, Regional Airport,
              Refunding Revenue Bonds (Long Opt.
              Period/Series A CR 104), 5.875% (FGIC
              INS), 11/1/2006, Optional Put 5/1/1998 @
              100, Callable 5/1/2004 @ 102                    AAA       102,204
     700,000 El Paso, TX, ISD, GO UT Bonds, 7.50% (PSF
              GTD), 8/15/2000                                 AAA       774,753
     945,000 San Angelo, TX, ISD, GO UT Bonds, School
              Improvements, 5.30% (PSF GTD), 2/15/2007,
              callable 2/15/2006 @ 100                        AAA       972,764
   1,220,000 Tarrant County, TX, Jr. College District,
              GO LT Bonds, 5.30%, University and College
              Improvements, 2/15/2009 Callable 2/15/2006
              @ 100                                            AA     1,210,374
   1,475,000 Texas Water Development Board, Revenue
              Bonds, 4.40% (State Revolving Fund
              Program/Sr. Lien), 7/15/2001                    AAA     1,481,313
                                                                     ----------
             Total                                                    6,634,978
                                                                     ----------
             UTAH -- 2.6%
   1,000,000 Washington County, UT, School District, GO
              UT, 5.00%, 3/1/2008                             AAA     1,003,110
   1,000,000 Washington County, UT, School District, GO
              UT, 5.00%, 3/1/2007, Callable 3/1/2007 @
              100                                             AAA     1,010,960
                                                                     ----------
             Total                                                    2,014,070
                                                                     ----------


(See Notes to Portfolios of Investments)


 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 INTERMEDIATE TAX-FREE FUND (continued)

 ------------------------------------------------------------------------------
  Principal                                                   Credit
  Amount                     Description                   Rating(k)      Value
 ------------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             VIRGINIA 5.7%
  $1,730,000 Chesapeake, VA, GO UT Bonds, 5.60%, School,
              Recreational and Public Improvements,
              5/1/2006, Callable 5/1/2004 @ 101                AA    $1,819,804
   1,000,000 Fairfax County, VA, GO UT Refunding Bonds
              (Series C), 4.60%, 5/1/2001                     AAA     1,019,250
   1,500,000 Virginia State Housing Development
              Authority, Mortgage Revenue Bonds (Series
              A), 6.40%, 7/1/2002                             AA+     1,578,345
                                                                     ----------
             Total                                                    4,417,399
                                                                     ----------
             WASHINGTON -- 6.2%
   1,480,000 Clark County, WA, Sewer Revenue Bonds,
              5.40% (MBIA INS), 12/1/2007, Callable
              12/1/2006 @ 100                                 AAA     1,522,772
   1,125,000 Kitsap County, WA, Sewer Revenue, Revenue
              Bonds, 5.90% (MBIA INS), 7/1/2012,
              Callable 7/1/2006 @ 100                         AAA     1,161,518
   1,000,000 Port Longview, WA, Industrial Development
              Corp., Solid Waste Disposal Revenue Bonds,
              6.875% (Weyerhaeuser Co.), 10/1/2008              A     1,126,570
   1,000,000 Skagit County, WA, Consolidated School
              District #320, GO UT Bonds, Refunding
              Bonds, 5.15% (FGIC INS), 12/1/2007,
              Callable 12/1/2006 @ 100                        AAA     1,017,550
                                                                     ----------
             Total                                                    4,828,410
                                                                     ----------
             WISCONSIN -- 9.2%
   1,000,000 Racine County, WI, GO UT Promissory Notes,
              4.80%, 6/1/2000                                  AA     1,017,620
   1,000,000 Wausau, WI, School District, GO UT
              Promissory Notes, School Improvements,
              4.40%, 3/1/2003                                  AA       992,720

 -----------------------------------------------------------------------------
  Principal
  Amount or                                                 Credit
  Shares                    Description                  Rating(k)       Value
 -----------------------------------------------------------------------------
             LONG-TERM MUNICIPALS (continued)
             WISCONSIN (continued)
  $1,000,000 Wisconsin Housing & Economic Development
              Authority, Refunding Revenue Bonds
              (Series A), 6.00% (Wisconsin Housing &
              Economic Development Authority LOC),
              11/1/2000                                       A     $1,034,970
   1,000,000 Wisconsin State, GO UT Bonds (Series C),
              5.00%, University and College
              Improvements, 5/1/2002                         AA      1,026,880
   2,950,000 Wisconsin State, GO UT Bonds (Series C),
              5.30%, 5/1/2008, Callable 5/1/2007 @ 100       AA      3,029,060
                                                                   -----------
             Total                                                   7,101,250
                                                                   -----------
             TOTAL LONG-TERM MUNICIPALS
              (identified cost, $73,474,045)                        75,157,743
                                                                   -----------
             MUTUAL FUNDS -- 3.4%
   1,295,212 Fidelity Tax Exempt Money Market                        1,295,212
   1,341,919 Goldman Sachs Financial Square Tax Exempt
              Money Market                                           1,341,919
                                                                   -----------
             TOTAL MUTUAL FUND SHARES
              (at net asset value)                                   2,637,131
                                                                   -----------
             (L)TOTAL INVESTMENTS
              (identified cost, $76,111,176)                       $77,794,874
                                                                   ===========


--------------------------------------------------------------------------------
 MONEY MARKET FUND

 ------------------------------------------------------------------------
  Principal
  Amount                       Description                          Value
 ------------------------------------------------------------------------
              CERTIFICATES OF DEPOSIT -- 4.6%
               BANKING -- 4.6%
  $45,900,000 Bankers Trust New York Corp., 5.417%-5.450%,
               3/4/1997                                       $45,889,641
   15,000,000 Societe Generale, New York, 5.850%, 3/3/1998     14,994,260
                                                              -----------
              TOTAL CERTIFICATES OF DEPOSIT                    60,883,901
                                                              -----------
              (I)COMMERCIAL PAPER -- 22.6%
               ASSET-BACKED COMMERCIAL PAPER -- 4.6%
   37,500,000 Beta Finance, Inc., 5.443%-5.631%, 3/26/1997-
               5/16/1997                                       37,254,867
   20,000,000 CXC, Inc., 5.31%, 5/13/1997                      19,784,650



(See Notes to Portfolios of Investments)

                                                   February 28, 1997 (unaudited)
                                                      PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
 MONEY MARKET FUND (continued)

 ----------------------------------------------------------------------------
  Principal
  Amount                         Description                            Value
 ----------------------------------------------------------------------------
             (I)COMMERCIAL PAPER (continued)
              ASSET-BACKED COMMERCIAL PAPER (continued)
  $5,000,000 Corporate Receivables Corp., 5.368%, 5/21/1997        $4,940,375
                                                                  -----------
             Total                                                 61,979,892
                                                                  -----------
              BANKING -- 0.8%
  11,000,000 Government Development Bank for Puerto Rico,
              5.445%, 4/23/1997                                    10,913,036
                                                                  -----------
              BROKER/DEALERS -- 4.0%
  14,000,000 Goldman Sachs & Co., 5.514%, 7/21/1997                13,707,322
  40,000,000 Merrill Lynch & Co., Inc., 5.418%, 5/28/1997          39,478,844
                                                                  -----------
             Total                                                 53,186,166
                                                                  -----------
              CHEMICAL -- 2.6%
  35,000,000 Arco Chemical Co., 5.424%-5.455%, 5/7/1997-
              5/14/1997                                            34,634,786
                                                                  -----------
              FOREIGN BANKS -- 3.3%
  45,000,000 Spintab-Swedmortgage AB, 5.476%-5.477%, 4/14/1997-
              4/15/1997                                            44,699,250
                                                                  -----------
              PERSONAL CREDIT -- 0.6%
   8,000,000 General Motors Acceptance Corp., 5.541%, 8/18/1997     7,799,022
                                                                  -----------
              SHORT-TERM BUSINESS CREDIT -- 4.1%
  25,000,000 Heller Financial, Inc., 5.436%, 3/3/1997              24,992,486
  30,000,000 Sears Roebuck Acceptance Corp., 5.539%, 8/29/1997     29,197,567
                                                                  -----------
             Total                                                 54,190,053
                                                                  -----------
              SOFT DRINK BOTTLERS/DISTRIBUTORS -- 2.6%
  35,000,000 Coca Cola Enterprises, Inc., 5.418%-5.434%,
              3/25/1997-5/5/1997                                   34,753,144
                                                                  -----------
             TOTAL COMMERCIAL PAPER                               302,155,349
                                                                  -----------
             CORPORATE BONDS -- 2.4%
              AUTOMOTIVE -- 0.9%
  12,024,000 Ford Capital BV, 9.375%, 1/1/1998                     12,373,094
                                                                  -----------
              BANKING -- 0.4%
   4,625,000 NationsBank Corp., 6.625%, 1/15/1998                   4,659,446
                                                                  -----------
              INSURANCE -- 0.2%
   3,000,000 American General Finance Corp., 7.250%, 3/1/1998       3,038,340
                                                                  -----------
              PERSONAL CREDIT -- 0.9%
   5,000,000 Associates Corp. of North America, 8.125%,
              1/15/1998                                             5,096,865
   7,000,000 General Motors Acceptance Corp., 5.750%, 4/11/1997     7,001,497
                                                                  -----------
             Total                                                 12,098,362
                                                                  -----------
             TOTAL CORPORATE BONDS                                 32,169,242
                                                                  -----------
             CORPORATE NOTES -- 6.1%
              AEROSPACE & DEFENSE -- 0.3%
   4,000,000 Rockwell International Corp., 7.625%, 2/17/1998        4,069,420
                                                                  -----------

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
              CORPORATE NOTES (continued)
               COMPUTER SERVICES -- 1.1%
  $15,000,000 International Business Machines Corp., 5.650%,
               1/22/1998                                            $14,993,708
                                                                    -----------
               LEASING -- 1.1%
    5,000,000 International Lease Finance Corp., 5.840%, 8/7/1997     5,004,757
   10,000,000 International Lease Finance Corp., 8.050%, 2/3/1998    10,190,369
                                                                    -----------
              Total                                                  15,195,126
                                                                    -----------
               PERSONAL CREDIT -- 1.7%
    5,100,000 Beneficial Corp., 9.125%, 2/15/1998                     5,256,253
   12,000,000 General Motors Acceptance Corp., 7.850%, 11/17/1997    12,183,779
    5,000,000 Household Finance Corp., 6.850%, 7/21/1997              5,023,057
                                                                    -----------
              Total                                                  22,463,089
                                                                    -----------
               SHORT-TERM BUSINESS CREDIT -- 1.9%
   25,000,000 IBM Credit Corp., 5.540%, 12/9/1997                    24,977,965
                                                                    -----------
              TOTAL CORPORATE NOTES                                  81,699,308
                                                                    -----------
              (F)VARIABLE RATE NOTES -- 60.0%
               BANKING -- 3.9%
    7,000,000 First Union Corp., 5.660%, 5/24/1997                    7,014,973
    5,000,000 Fleet Financial Group, Inc., Series H, 5.604%,
               5/13/1997                                              5,006,777
   15,000,000 MBNA America Bank, NA, 5.707%, 3/10/1997               15,021,096
   25,000,000 Norwest Corp., Series E, 5.643%, 4/26/1997             25,035,662
                                                                    -----------
              Total                                                  52,078,508
                                                                    -----------
               BROKER/DEALERS -- 11.0%
   20,000,000 Bear Stearns Cos., Inc., 5.427%, 5/26/1997             20,000,000
   30,000,000 Bear Stearns Cos., Inc., Series B, 5.482%,
               5/12/1997                                             30,000,000
   52,200,000 (h)J.P. Morgan Securities Corp., 5.448%, 3/1/1997      52,200,000
   45,000,000 (h)Republic New York Securities Corp., 5.538%,
               3/1/1997                                              45,000,000
                                                                    -----------
              Total                                                 147,200,000
                                                                    -----------
               CONSTRUCTION EQUIPMENT -- 2.2%
   30,000,000 Caterpillar Financial Services Corp., 5.513%,
               4/9/1997                                              30,000,000
                                                                    -----------
               CONSUMER ELECTRIC -- 3.7%
   50,000,000 (h)Sony Capital Corp., 5.470%, 3/29/1997               50,000,000
                                                                    -----------
               DIVERSIFIED MANUFACTURING -- 1.5%
   20,000,000 (h)Danaher Corp., 5.438%, 3/1/1997                     20,000,000
                                                                    -----------
               FOREST PRODUCTS -- 1.5%
   20,000,000 (h)Willamette Industries, Inc., 5.530%, 3/4/1997       20,000,000
                                                                    -----------


(See Notes to Portfolios of Investments)

 [ ] MARSHALL FUNDS
--------------------------------------------------------------------------------
 MONEY MARKET FUND (continued)

 ------------------------------------------------------------------------------
  Principal
  Amount                          Description                             Value
 ------------------------------------------------------------------------------
              VARIABLE RATE NOTES (continued)
               INSURANCE -- 18.3%
  $10,000,000 (h)Commonwealth Life Insurance, 5.620%, 4/1/1997      $10,000,000
   40,000,000 (h)Commonwealth Life Insurance, 5.670%, 3/1/1997       40,000,000
   55,000,000 (h)General American Life Insurance Company, 5.640%,
               3/1/1997                                              55,000,000
   50,000,000 (h)Jackson National Life Insurance Company, 5.570%,
               5/1/1997                                              50,000,000
   40,000,000 (h)Transamerica Life Insurance and Annuity Co.,
               5.563%, 4/1/1997                                      40,000,000
   50,000,000 (h)Travelers Insurance Company, 5.613%, 4/1/1997       50,000,000
                                                                    -----------
              Total                                                 245,000,000
                                                                    -----------
               LEASING -- 0.4%
    5,000,000 USL Capital Corp., 5.553%, 4/3/1997                     5,001,407
                                                                    -----------
               PERSONAL CREDIT -- 12.6%
   25,000,000 (h)American Honda Finance Corp., 5.551%, 3/3/1997      24,999,946
    5,000,000 (h)American Honda Finance Corp., 5.526%, 5/15/1997      5,000,000
   20,000,000 (h)American Honda Finance Corp., 5.603%, 4/23/1997     20,000,000
   20,000,000 Avco Financial Services, Inc., 5.456%, 5/17/1997       20,000,000
   25,000,000 Beneficial Corp., 5.634%, 4/14/1997                    25,005,357
   20,000,000 Dean Witter, Discover & Co., Series I, 5.763%,
               3/24/1997                                             20,029,699
   17,805,000 (h)Ford Motor Credit Corp., 5.763%, 5/3/1997           17,833,586
   25,000,000 General Motors Acceptance Corp., 5.363%, 5/11/1997     24,966,774
    5,000,000 Household Finance Corp., 5.660%, 3/15/1997              5,003,778
    6,000,000 Household International, Inc., 5.688%, 5/27/1997        6,002,738
                                                                    -----------
              Total                                                 168,841,878
                                                                    -----------
               SHORT-TERM BUSINESS CREDIT -- 3.0%
   40,000,000 (h)American Express Co., 5.310%, 3/7/1997              40,000,000
                                                                    -----------
               UTILITIES -- 1.9%
   15,000,000 Northern Indiana Public Service, Series D, 5.863%,
               4/25/1997                                             15,018,916

 -----------------------------------------------------------------------------
  Principal
  Amount                        Description                              Value
 -----------------------------------------------------------------------------
              VARIABLE RATE NOTES (continued)
               UTILITIES (continued)
  $10,000,000 (h)Wisconsin Public Service, 5.330%, 3/4/1997        $10,000,000
                                                                --------------
              Total                                                 25,018,916
                                                                --------------
              TOTAL VARIABLE RATE NOTES                            803,140,709
                                                                --------------
              (B)REPURCHASE AGREEMENT -- 8.7%
  116,290,000 Lehman Brothers, Inc., 5.375%, dated 2/28/1997,
               due 3/3/1997                                        116,290,000
                                                                --------------
              TOTAL INVESTMENTS (at amortized cost)             $1,396,338,509
                                                                ==============


(See Notes to Portfolios of Investments)


                                            NOTES TO PORTFOLIOS OF INVESTMENTS



(a) Represents a delayed delivery security.
(b) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at date of the portfolio.
(c) Non-income producing.
(d) Certain shares or principal amounts on loan to broker.
(e) Securities purchased with cash collateral proceeds from securities on loan to brokers.
(f) Current rate and next demand date shown.
(g) Represents securities held as collateral within a margin account, used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(h) Denotes a restricted security which is subject to restrictions on resale under Federal and International Securities laws. At the end of the period, these securities amounted to $5,456,915, $6,886,680, and $550,033,532 which represents 3.0%, 5.6%, and 41.1% of Marshall International Stock Fund's, Marshall Short-Term Income Fund's and Marshall Money Market Fund's net assets, respectively.
(i) Each issue shows the rate of discount at the time of purchase.
(j) Includes securities subject to dollar roll transactions.
(k) Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.
(l) Securities that are subject to alternative minimum tax represent 15.3% of Intermediate Tax-Free Fund's portfolio as calculated based upon total portfolio market value.
The following abbreviations are used in these portfolios:

--------------------------------------------------------------------------------

ACES--Adjustable Convertible Extendable Securities
ADR--American Depositary Receipt
AMBAC--American Municipal Bond Assurance Corporation
AMT--Alternative Minimum Tax
CMO--Collateralized Mortgage Obligation
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance
GO--General Obligation
GDR--Global Depositary Receipt
GTD--Guaranteed
INS--Insured
ISD--Independent School District


LLC--Limited Liability Corporation
LOC--Letter of Credit
LP--Limited Partnership
LT--Limited Tax
MBIA--Municipal Bond Investors Insurance
PLC--Public Limited Company
PRIDES--Preferred Redeemable Increased Dividend Equity Securities
PSF--Permanent School Fund
REMIC--Real Estate Mortgage Investment Conduit
TBA--To Be Announced
TRANs--Tax Revenue Anticipation Notes
UT--Unlimited Tax
--------------------------------------------------------------------------------

                             COST OF     NET UNREALIZED    GROSS        GROSS
                           INVESTMENTS   APPRECIATION/   UNREALIZED   UNREALIZED
                               FOR       (DEPRECIATION) APPRECIATION DEPRECIATION
                           FEDERAL TAX    FOR FEDERAL   FOR FEDERAL  FOR FEDERAL    TOTAL NET
MARSHALL FUNDS              PURPOSES      TAX PURPOSES  TAX PURPOSES TAX PURPOSES   ASSETS**
--------------            -------------  -------------- ------------ ------------ -------------
Equity Income Fund         $230,591,378   $43,389,996   $44,376,876     $986,880   $268,927,843
Value Equity Fund           176,810,057     7,886,359    20,113,060   12,226,701    163,587,519
Stock Fund                  207,063,518    49,594,803    51,524,653    1,929,850    238,021,830
Mid-Cap Stock Fund          187,354,367    10,873,458    17,156,076    6,282,618    169,187,714
International Stock Fund    192,048,517    27,521,361    33,509,753    5,988,392    184,650,902
Small-Cap Stock Fund         36,300,465      (597,523)    1,624,928    2,222,451     36,314,224
Short-Term Income Fund      130,482,874      (271,831)      354,228      626,059    122,113,336
Intermediate Bond Fund      484,747,470      (907,518)    1,986,826    2,894,344    402,921,194
Government Income Fund      220,130,931      (374,290)      747,869    1,122,159    187,418,977
Intermediate Tax-Free Fund   76,111,176     1,683,698     1,716,957       33,259     77,590,893
Money Market Fund         1,396,338,509*           --            --           --  1,337,721,942


*At amortized cost.
**The categories of investments are shown as a percentage of net assets at February 28, 1997.

(See Notes which are an integral part of the Financial Statements)



February 28, 1997 (unaudited)
STATEMENTS OF ASSETS AND LIABILITIES

                            -------      -------      -------      -------        -------
                             EQUITY       VALUE                    MID-CAP     INTERNATIONAL
                             INCOME       EQUITY       STOCK        STOCK          STOCK
                              FUND         FUND         FUND         FUND          FUND

                            -------      -------      -------      -------        -------
ASSETS:
  Investments in
   securities, at value   $236,994,374 $164,344,416 $233,278,321 $171,770,825  $183,069,878
  Investments in
   repurchase agreements    36,987,000   13,552,000    4,780,000    7,057,000            --
  Repurchase agreements
   held as collateral
   for securities
   lending                          --    6,800,000   18,600,000   19,400,000    36,500,000
  Cash                             834          454          358           83        29,385
  Cash denominated in
   foreign currencies
   (at cost, $177,768)              --           --           --           --       175,427
  Income receivable            832,920      411,062      394,822       42,940       225,621
  Receivable for
   investments sold                 --    4,978,743           --    6,123,946     1,805,324
  Receivable for daily
   variation margin                 --           --           --           --            --
  Deferred expenses              8,893       27,837       13,062        9,617        16,154
                          ------------ ------------ ------------ ------------  ------------
   Total assets            274,824,021  190,114,512  257,066,563  204,404,411   221,821,789
                          ------------ ------------ ------------ ------------  ------------
LIABILITIES:
  Capital gain
   distribution payable             --           --           --           --            --
  Payable to bank                   --           --           --           --            --
  Income distribution
   payable                          --           --           --           --            --
  Payable for
   investments purchased     5,676,868    5,468,622           --      716,198            --
  Payable on collateral
   due to broker                    --   20,935,395   18,866,800   34,356,600    36,960,975
  Payable for daily
   variation margin                 --           --        5,250           --            --
  Payable for Dollar
   Roll Transactions                --           --           --           --            --
  Taxes payable                     --           --           --           --         9,103
  Accrued expenses             219,310      122,976      172,683      143,899       200,809
                          ------------ ------------ ------------ ------------  ------------
   Total liabilities         5,896,178   26,526,993   19,044,733   35,216,697    37,170,887
                          ------------ ------------ ------------ ------------  ------------
NET ASSETS CONSIST OF:
  Paid-in-capital          215,178,342  142,025,243  172,114,357  147,383,695   155,359,258
  Net unrealized
   appreciation
   (depreciation) on
   investments,
   collateral, futures
   contracts and foreign
   currency translation     43,405,687    7,908,654   49,733,083   11,383,579    27,475,381
  Accumulated net
   realized gain (loss)
   on investments,
   futures contracts and
   foreign currency
   transactions              9,576,025   13,214,138   15,941,270   10,920,968     1,956,613
  Undistributed net
   investment
   income/(Net operating
   loss)                       767,789      439,484      233,120     (500,528)     (140,350)
                          ------------ ------------ ------------ ------------  ------------
   Total Net Assets       $268,927,843 $163,587,519 $238,021,830 $169,187,714  $184,650,902
                          ------------ ------------ ------------ ------------  ------------
NET ASSET VALUE,
 Offering Price, and
 Redemption Proceeds Per
 Share:
  Class A Shares                $14.38       $11.42       $12.61       $12.66        $12.12
  Class B Shares                    --           --           --           --            --
                          ------------ ------------ ------------ ------------  ------------
SHARES OUTSTANDING:
  Class A Shares            18,700,807   14,323,887   18,880,252   13,359,439    15,239,392
  Class B Shares                    --           --           --           --            --
                          ------------ ------------ ------------ ------------  ------------
   Total shares
    outstanding ($0.0001
    par value)              18,700,807   14,323,887   18,880,252   13,359,439    15,239,392
                          ============ ============ ============ ============  ============
Investments, at           $230,575,687 $176,787,762 $207,009,425 $187,063,942  $192,048,517
 identified cost
                          ============ ============ ============ ============  ============
Investments, at tax cost  $230,591,378 $176,810,057 $207,063,518 $187,354,367  $192,048,517
                          ============ ============ ============ ============  ============


 (See Notes which are an integral part of the Financial Statements)

                                                   [ ] MARSHALL FUNDS

-----------    -------       -------       -------       -------        -------
 SMALL-CAP    SHORT-TERM   INTERMEDIATE   GOVERNMENT   INTERMEDIATE      MONEY
   STOCK        INCOME         BOND         INCOME       TAX-FREE        MARKET
   FUND          FUND          FUND          FUND          FUND           FUND
 -----------    -------       -------       -------       -------        -------
$30,754,942  $114,965,043  $477,187,952  $198,035,641  $77,794,874   $1,280,048,509
  4,948,000    15,246,000     5,152,000    21,721,000           --      116,290,000
         --            --     1,500,000            --           --               --
        758            41            --            --           --              963
         --            --            --            --           --               --
      4,195     1,049,626     4,366,515     1,692,519    1,080,459        6,808,731
    675,212            --            --    36,403,371           --               --
     17,850            --            --            --           --               --
         --         3,688        13,776         6,305        9,729          233,012
-----------  ------------  ------------  ------------  -----------   --------------
 36,400,957   131,264,398   488,220,243   257,858,836   78,885,062    1,403,381,215
-----------  ------------  ------------  ------------  -----------   --------------
     38,583            --            --            --           --               --
         --            --            --         2,602           --               --
         --       601,951     2,079,597       922,822      261,106        5,125,478
     48,150     8,511,484            --    61,392,620    1,003,157       60,250,682
         --            --    58,354,479            --           --               --
         --            --            --            --           --               --
         --            --    24,645,834     7,998,571           --               --
         --            --            --            --           --               --
         --        37,627       219,139       123,244       29,906          283,113
-----------  ------------  ------------  ------------  -----------   --------------
     86,733     9,151,062    85,299,049    70,439,859    1,294,169       65,659,273
-----------  ------------  ------------  ------------  -----------   --------------
 37,495,068   125,760,348   425,994,138   191,308,100   76,381,578    1,337,721,942
   (597,523)     (271,831)     (907,518)     (374,290)   1,683,698               --
   (480,179)   (3,375,181)  (22,165,426)   (3,514,833)    (474,383)              --
   (103,142)           --            --            --           --               --
-----------  ------------  ------------  ------------  -----------   --------------
$36,314,224  $122,113,336  $402,921,194  $187,418,977  $77,590,893   $1,337,721,942
-----------  ------------  ------------  ------------  -----------   --------------
     $10.07         $9.62         $9.40         $9.42       $10.04            $1.00
         --            --            --            --           --            $1.00
-----------  ------------  ------------  ------------  -----------   --------------
  3,607,262    12,694,060    42,856,406    19,904,626    7,731,366    1,225,927,508
         --            --            --            --           --      111,794,434
-----------  ------------  ------------  ------------  -----------   --------------
  3,607,262    12,694,060    42,856,406    19,904,626    7,731,366    1,337,721,942
===========  ============  ============  ============  ===========   ==============
$36,300,465  $130,482,874  $484,747,470  $220,130,931  $76,111,176   $1,396,338,509
===========  ============  ============  ============  ===========   ==============
$36,300,465  $130,482,874  $484,747,470  $220,130,931  $76,111,176   $1,396,338,509
===========  ============  ============  ============  ===========   ==============



Six Months Ended February 28, 1997 (unaudited)
STATEMENTS OF OPERATIONS

                            -------     -------     -------     -------      --------

                            EQUITY       VALUE       STOCK      MID-CAP    INTERNATIONAL
                          INCOME FUND EQUITY FUND    FUND     STOCK FUND    STOCK FUND
                            -------     -------     -------     -------      --------
INVESTMENT INCOME:
 Interest income          $   827,745 $   577,295 $   126,015 $   273,707   $   729,752
 Dividend income            3,217,177   1,708,226   2,487,450     227,330     1,135,958(b)
                          ----------- ----------- ----------- -----------   -----------
   Total income             4,044,922   2,285,521   2,613,465     501,037     1,865,710
                          ----------- ----------- ----------- -----------   -----------
EXPENSES:
 Investment advisory fee      825,005     684,575     913,343     605,839       815,042
 Directors' fees                1,660       1,448       1,779       1,086         1,984
 Administrative
  personnel and services
  fees                         96,347      80,034     106,761      70,782        71,409
 Custodian fees                21,855      18,255      24,246      16,156       120,111
 Portfolio accounting
  fees                         34,704      25,884      35,801      26,969        31,485
 Transfer and dividend
  disbursing agent fees
  and expenses                 42,776      34,681      65,061      36,776        35,775
 Shareholder services
  fees                        269,535     222,034     296,500     197,440       199,246
 Capital stock
  registration costs           31,648      19,692      19,189      12,023         8,610
 Auditing fees                  6,261       6,154       7,557       6,516         8,409
 Legal fees                     1,770       2,172       2,541       2,715         3,040
 Printing and postage           2,401       5,068       3,171       4,538         4,201
 Insurance premiums             2,014       2,172       2,287       1,810         2,036
 Distribution services
  fees                             --          --          --          --            --
 Taxes                          9,067       9,050       9,461       6,516         5,484
 Miscellaneous                  3,729      14,043       6,011      12,399         3,216
                          ----------- ----------- ----------- -----------   -----------
   Total expenses           1,348,772   1,125,262   1,493,708   1,001,565     1,310,048
DEDUCT--
 Waiver of investment
  advisory fee                     --          --          --          --            --
 Waiver of shareholder
  services fees                    --          --          --          --            --
 Waiver of portfolio
  accounting fees                  --          --          --          --            --
                          ----------- ----------- ----------- -----------   -----------
   TOTAL WAIVERS                   --          --          --          --            --
                          ----------- ----------- ----------- -----------   -----------
NET EXPENSES                1,348,772   1,125,262   1,493,708   1,001,565     1,310,048
                          ----------- ----------- ----------- -----------   -----------
NET INVESTMENT INCOME
 (LOSS)                     2,696,150   1,160,259   1,119,757    (500,528)      555,662
                          ----------- ----------- ----------- -----------   -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS,
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS:
 Net realized gain
  (loss) on investment
  transactions
  (identified cost
  basis)                   11,309,870  15,958,987  15,873,467  12,150,100     2,063,776
 Net realized (loss) on
  foreign currency
  transactions                     --          --          --          --       (80,325)
 Net realized gain on
  futures contracts
  (identified cost
  basis)                           --          --     121,591      69,736            --
 Net change in
  unrealized
  appreciation
  (depreciation) on
  investments,
  collateral, futures
  contracts and foreign
  currency translation     23,931,188   5,065,219  30,270,768 (10,017,517)   17,134,403
                          ----------- ----------- ----------- -----------   -----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS,
 COLLATERAL, FOREIGN
 CURRENCY AND FUTURES
 CONTRACTS                 35,241,058  21,024,206  46,265,826   2,202,319    19,117,854
                          ----------- ----------- ----------- -----------   -----------
CHANGE IN NET ASSETS
 RESULTING FROM
 OPERATIONS               $37,937,208 $22,184,465 $47,385,583 $ 1,701,791   $19,673,516
                          =========== =========== =========== ===========   ===========


   (a)For the period from September 3, 1996 (date of initial public investment) to February 28, 1997.
   (b)Net of Foreign taxes withheld of $102,786.
   (c)Net of dollar roll interest expense of $882,491.
   (d)Net of dollar roll interest expense of $235,723.
   (See Notes which are an integral part of the Financial Statements)

                                                   [ ] MARSHALL FUNDS

-------------    -------      -------        -------        -------      -------
                                            GOVERNMENT    INTERMEDIATE    MONEY
  SMALL-CAP    SHORT-TERM   INTERMEDIATE      INCOME        TAX-FREE     MARKET
STOCK FUND(A)  INCOME FUND   BOND FUND         FUND           FUND        FUND
-------------    -------      -------        -------        -------      -------
 $   120,186   $3,738,828   $14,308,098(c)  $5,788,991(d)  $1,802,903  $33,182,196
      16,697           --            --             --             --           --
 -----------   ----------   -----------     ----------     ----------  -----------
     136,883    3,738,828    14,308,098      5,788,991      1,802,903   33,182,196
 -----------   ----------   -----------     ----------     ----------  -----------
     141,173      315,029     1,258,690        575,485        215,999    2,988,991
       1,471        1,595         1,850          1,724          1,267          774
      16,941       46,016       183,862         67,230         31,547      523,826
       2,824       10,501        33,375         15,346          7,200       72,177
      17,546       27,511        48,145         26,245         26,245       70,263
       9,990       17,451        25,539         43,381         16,683       86,203
      35,191      128,088       511,754        187,475         87,920      119,560
       8,005        7,877        42,742         15,964          8,076       54,070
          --        8,517         7,064          7,421          6,516        7,864
       1,442        2,270         2,071          1,991          2,353        2,472
       1,393        1,499         3,698          6,887          3,258        7,655
          --        2,533         2,863          2,101          1,267        4,008
          --           --            --             --             --      150,503
       1,626        2,997        14,787          7,068          3,620       43,469
       2,423        5,444        31,099          6,154          2,896        7,607
 -----------   ----------   -----------     ----------     ----------  -----------
     240,025      577,328     2,167,539        964,472        414,847    4,139,442
          --      194,220       188,804        135,060        114,508    1,554,275
          --      117,587       469,798        172,128         80,720           --
          --        6,417            --             --             --           --
 -----------   ----------   -----------     ----------     ----------  -----------
          --      318,224       658,602        307,188        195,228    1,554,275
 -----------   ----------   -----------     ----------     ----------  -----------
     240,025      259,104     1,508,937        657,284        219,619    2,585,167
 -----------   ----------   -----------     ----------     ----------  -----------
    (103,142)   3,479,724    12,799,161      5,131,707      1,583,284   30,597,029
 -----------   ----------   -----------     ----------     ----------  -----------
    (480,179)    (117,212)      465,190       (569,361)        27,614           --
          --                         --             --             --           --
          --                         --             --             --           --
    (597,523)     378,071     5,823,866      2,447,943      1,437,704           --
 -----------   ----------   -----------     ----------     ----------  -----------
  (1,077,702)     260,859     6,289,056      1,878,582      1,465,318           --
 -----------   ----------   -----------     ----------     ----------  -----------
 $(1,180,844)  $3,740,583   $19,088,217     $7,010,289     $3,048,602  $30,597,029
 ===========   ==========   ===========     ==========     ==========  ===========


 STATEMENTS OF CHANGES IN NET ASSETS

                         --------------------------  --------------------------
                                  EQUITY                       VALUE
                                  INCOME                      EQUITY
                                   FUND                        FUND
                         --------------------------  --------------------------
                          Six Months                  Six Months
                            Ended          Year         Ended          Year
                         February 28,     Ended      February 28,     Ended
                             1997       August 31,       1997       August 31,
                         (unaudited)       1996      (unaudited)       1996
                         ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
OPERATIONS--
 Net investment income
  (loss)                 $  2,696,150  $  4,155,674  $  1,160,259  $  3,485,946
 Net realized gain
  (loss) on investment     11,309,870    13,207,077    15,958,987    27,219,156
  transactions
 Net realized gain
  (loss) on foreign
  currency transactions            --            --            --            --
 Net realized gain on
  futures contracts                --            --            --            --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments,
  collateral, futures
  contracts and foreign
  currency translation     23,931,188     8,421,937     5,065,219   (13,487,233)
                         ------------  ------------  ------------  ------------
  Change in net assets
   resulting from
   operations              37,937,208    25,784,688    22,184,465    17,217,869
                         ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS--
 Dividends to
  shareholders from net
  investment income        (2,495,697)   (4,048,209)   (1,399,660)   (3,546,870)
 Distributions to
  shareholders from net
  realized gain on
  investments             (13,127,663)   (2,218,321)  (28,282,066)  (14,826,135)
                         ------------  ------------  ------------  ------------
  Change in net assets
   from distributions to
   shareholders           (15,623,360)   (6,266,530)  (29,681,726)  (18,373,005)
                         ------------  ------------  ------------  ------------
CAPITAL STOCK
 TRANSACTIONS--
 Proceeds from sale of
  shares                   83,513,681    78,109,568    17,239,818    43,778,924
 Net asset value of
  shares issued to
  shareholders in
  payment of
  distributions declared    6,786,619     2,944,867    17,379,533    10,799,787
 Cost of shares redeemed  (17,088,803)  (34,668,773)  (58,600,211)  (78,793,963)
                         ------------  ------------  ------------  ------------
  Change in net assets
   from capital stock
   transactions            73,211,497    46,385,662   (23,980,860)  (24,215,252)
                         ------------  ------------  ------------  ------------
  Change in net assets     95,525,345    65,903,820   (31,478,121)  (25,370,388)
NET ASSETS:
 Beginning of period      173,402,498   107,498,678   195,065,640   220,436,028
                         ------------  ------------  ------------  ------------
 End of period           $268,927,843  $173,402,498  $163,587,519  $195,065,640
                         ============  ============  ============  ============
Undistributed net
 investment income
 included in net assets
 at end of period        $    767,789  $    567,336  $    439,484  $    678,885
                         ============  ============  ============  ============
Net gain (loss) as
 computed for federal
 tax purposes            $ 11,309,870  $ 13,112,886  $ 15,958,987  $ 27,161,725
                         ============  ============  ============  ============



*For the period from September 3, 1996 (date of initial public investment) to February 28, 1997.
(See Notes which are an integral part of the Financial Statements)
                                                   [ ] MARSHALL FUNDS

--------------------------  --------------------------  --------------------------  -----------  --------------------------
                                     MID-CAP                                         SMALL-CAP          SHORT-TERM
                                      STOCK                   INTERNATIONAL            STOCK              INCOME
       STOCK FUND                     FUND                     STOCK FUND              FUND                FUND
--------------------------  --------------------------  --------------------------  -----------  --------------------------
                                                                                      Period
 Six Months                  Six Months                  Six Months                    Ended      Six Months
   Ended          Year         Ended          Year         Ended          Year       February       Ended          Year
February 28,     Ended      February 28,     Ended      February 28,     Ended          28,      February 28,     Ended
    1997       August 31,       1997       August 31,       1997       August 31,      1997*         1997       August 31,
(unaudited)       1996      (unaudited)       1996      (unaudited)       1996      (unaudited)  (unaudited)       1996
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
$  1,119,757  $  3,401,365  $   (500,528) $   (577,882) $    555,662  $  3,036,590  $  (103,142) $  3,479,724  $  5,545,327
  15,873,467    38,737,034    12,150,100    16,139,633     2,063,776     1,683,883  $  (480,179)     (117,212)     (479,042)
          --            --            --            --       (80,325)      262,327           --            --            --
     121,591            --        69,736       344,671            --            --           --            --            --
  30,270,768   (12,626,510)  (10,017,517)    3,869,291    17,134,403     7,673,848  $  (597,523)      378,071      (793,668)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
  47,385,583    29,511,889     1,701,791    19,775,713    19,673,516    12,656,648   (1,180,844)    3,740,583     4,272,617
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
  (1,373,605)   (3,254,360)           --            --    (3,691,415)   (2,228,753)          --    (3,479,724)   (5,545,327)
 (35,001,328)  (14,368,059)  (13,454,023)   (8,032,341)   (1,303,354)     (281,633)          --            --            --
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
 (36,374,933)  (17,622,419)  (13,454,023)   (8,032,341)   (4,994,769)   (2,510,386)          --    (3,479,724)   (5,545,327)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
  11,931,302    52,242,455    57,149,279    64,585,992    36,512,686    62,521,333   41,547,693    41,476,330    69,199,369
  27,832,142    13,817,438     7,216,847     4,740,168     2,303,869     1,224,349           --     1,164,664     3,021,176
 (64,335,338)  (83,385,728)  (26,662,067)  (46,089,710)  (12,627,431)  (24,156,467)  (4,052,625)  (21,634,601)  (54,374,917)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
 (24,571,894)  (17,325,835)   37,704,059    23,236,450    26,189,124    39,589,215   37,495,068    21,006,393    17,845,628
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
 (13,561,244)   (5,436,365)   25,951,827    34,979,822    40,867,871    49,735,477   36,314,224    21,267,252    16,572,918
 251,583,074   257,019,439   143,235,887   108,256,065   143,783,031    94,047,554           --   100,846,084    84,273,166
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------  ------------
$238,021,830  $251,583,074  $169,187,714  $143,235,887  $184,650,902  $143,783,031  $36,314,224  $122,113,336  $100,846,084
============  ============  ============  ============  ============  ============  ===========  ============  ============
$    233,120  $    486,968            --            --            --  $  2,995,403           --            --            --
============  ============  ============  ============  ============  ============  ===========  ============  ============
$ 15,995,058  $ 38,743,777  $ 12,219,836  $ 16,225,854  $  1,983,451  $  1,584,255  $  (480,179) $   (117,212) $   (556,158)
============  ============  ============  ============  ============  ============  ===========  ============  ============



 STATEMENTS OF CHANGES IN NET ASSETS

                                                   --------------------------
                                                         INTERMEDIATE
                                                           BOND FUND
                                                   --------------------------
                                                    Six Months
                                                      Ended          Year
                                                   February 28,     Ended
                                                       1997       August 31,
                                                   (unaudited)       1996
                                                   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
 Net investment income                             $ 12,799,161  $ 23,026,563
 Net realized gain (loss) on investments                465,190     2,488,022
 Net change in unrealized appreciation
  (depreciation) of investments,
  collateral, futures contracts, and foreign
  currency transactions                               5,823,866   (13,320,804)
                                                   ------------  ------------
   Change in net assets resulting from operations    19,088,217    12,193,781
                                                   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
 Dividends to shareholders from net investment
  income:
  Class A Shares                                    (12,799,161)  (23,026,563)
  Class B Shares                                             --            --
                                                   ------------  ------------
   Change in net assets from distributions to
    shareholders                                    (12,799,161)  (23,026,563)
                                                   ------------  ------------
CAPITAL STOCK TRANSACTIONS--
 Proceeds from sale of shares                        59,716,106   152,140,924
 Net asset value of shares issued to shareholders
  in payment of dividends declared                    6,319,833    14,029,528
 Cost of shares redeemed                            (73,060,527)  (95,751,626)
                                                   ------------  ------------
   Change in net assets from capital stock
    transactions                                     (7,024,588)   70,418,826
                                                   ------------  ------------
   Change in net assets                                (735,532)   59,586,044
NET ASSETS:
 Beginning of period                                403,656,726   344,070,682
                                                   ------------  ------------
 End of period                                     $402,921,194  $403,656,726
                                                   ============  ============
Undistributed net investment income included in
 net assets at end of period                                 --            --
                                                   ============  ============
Net gain (loss) as computed for federal tax
 purposes                                          $    465,190  ($ 6,100,494)
                                                   ============  ============


(See Notes which are an integral part of the Financial Statements)

                                                   [ ] MARSHALL FUNDS

 --------------------------  -------------------------  --------------------------------
        GOVERNMENT                 INTERMEDIATE                      MONEY
          INCOME                     TAX-FREE                       MARKET
           FUND                        FUND                          FUND
 --------------------------  -------------------------  --------------------------------
  Six Months                  Six Months                  Six Months
    Ended          Year         Ended         Year           Ended            Year
 February 28,     Ended      February 28,     Ended      February 28,         Ended
     1997       August 31,       1997      August 31,        1997          August 31,
 (unaudited)       1996      (unaudited)      1996        (unaudited)         1996
 ------------  ------------  ------------  -----------  ---------------  ---------------
 $  5,131,707  $  8,145,710  $ 1,583,284   $ 2,275,789  $    30,597,029  $    59,009,479
     (569,361)     (620,860)      27,614       148,532               --               --
    2,447,943    (3,330,343)   1,437,704      (698,763)              --               --
 ------------  ------------  -----------   -----------  ---------------  ---------------
    7,010,289     4,194,507    3,048,602     1,725,558       30,597,029       59,009,479
 ------------  ------------  -----------   -----------  ---------------  ---------------
   (5,131,707)   (8,145,710)  (1,583,284)   (2,275,789)     (28,161,997)     (55,633,616)
           --            --           --            --       (2,435,032)      (3,375,863)
 ------------  ------------  -----------   -----------  ---------------  ---------------
   (5,131,707)   (8,145,710)  (1,583,284)   (2,275,789)     (30,597,029)     (59,009,479)
 ------------  ------------  -----------   -----------  ---------------  ---------------
   54,520,863    55,044,557   14,807,516    28,270,867    2,061,342,034    3,908,130,179
    2,273,888     4,687,901      126,070       249,701        6,694,347       13,501,781
   (9,712,211)  (21,030,976)  (4,735,262)   (8,093,895)  (1,854,684,954)  (3,956,214,914)
 ------------  ------------  -----------   -----------  ---------------  ---------------
   47,082,540    38,701,482   10,198,324    20,426,673      213,351,427      (34,582,954)
 ------------  ------------  -----------   -----------  ---------------  ---------------
   48,961,122    34,750,279   11,663,642    19,876,442      213,351,427      (34,582,954)
  138,457,855   103,707,576   65,927,251    46,050,809    1,124,370,515    1,158,953,469
 ------------  ------------  -----------   -----------  ---------------  ---------------
 $187,418,977  $138,457,855  $77,590,893   $65,927,251  $ 1,337,721,942  $ 1,124,370,515
 ============  ============  ===========   ===========  ===============  ===============
           --            --           --            --               --               --
 ============  ============  ===========   ===========  ===============  ===============
 $   (569,361) $   (983,300) $    27,614   $  (247,302)              --               --
 ============  ============  ===========   ===========  ===============  ===============


 FINANCIAL HIGHLIGHTS                                                     ^


(For a Share Outstanding Throughout Each Period)

                               Net Realized and                              Distributions to
                                  Unrealized                              Shareholders from Net
                                Gain/(Loss) on               Dividends to     Realized Gain      Distributions to
Period   Net Asset    Net        Investments,                Shareholders     on Investment      Shareholders in
Ended     Value,   Investment Collateral, Futures Total from   from Net   Transactions, Futures   Excess of Net
August   beginning  Income/     Contracts, and    Investment  Investment  Contracts, and Foreign    Investment
31,      of period   (Loss)    Foreign Currency   Operations    Income    Currency Transactions       Income
------   --------- ---------- ------------------- ---------- ------------ ---------------------- ----------------
EQUITY INCOME FUND
1994(c)   $10.00      0.28           (0.09)          0.19       (0.23)               --                  --
1995      $ 9.96      0.33            1.26           1.59       (0.33)               --                  --
1996      $11.22      0.34            2.00           2.34       (0.35)            (0.21)
1997(a)   $13.00      0.16            2.24           2.40       (0.16)            (0.86)
VALUE EQUITY FUND
1994(c)   $10.00      0.12            0.93           1.05       (0.10)               --                  --
1995      $10.95      0.22            1.22           1.44       (0.20)            (0.11)                 --
1996      $12.08      0.21            0.78           0.99       (0.21)            (0.88)                 --
1997(a)   $11.98      0.08            1.34           1.42       (0.09)            (1.89)                 --
STOCK FUND
1993(b)   $10.00      0.10            0.07           0.17       (0.09)               --                  --
1994      $10.08      0.07           (0.03)          0.04       (0.07)               --                  --
1995      $10.05      0.09            1.59           1.68       (0.09)               --                  --
1996      $11.64      0.16            1.17           1.33       (0.15)            (0.66)                 --
1997(a)   $12.16      0.06            2.40           2.46       (0.07)            (1.94)                 --
MID-CAP STOCK FUND
1994(c)   $10.00      0.02           (0.29)         (0.27)      (0.01)            (0.03)                 --
1995      $ 9.69     (0.00)           2.62           2.62       (0.01)               --               (0.00)
1996      $12.30     (0.06)           2.24           2.18          --             (0.92)                 --
1997(a)   $13.56     (0.04)           0.36           0.32          --             (1.22)                 --
INTERNATIONAL STOCK FUND
1995(h)   $10.00      0.20            0.01           0.21       (0.05)            (0.00)                 --
1996      $10.16      0.21            0.96           1.17       (0.22)            (0.03)                 --
1997(a)   $11.08      0.02            1.37           1.39       (0.26)            (0.09)                 --
SMALL-CAP STOCK FUND
1997(l)   $10.00     (0.03)           0.10           0.07          --                --                  --
SHORT-TERM INCOME FUND
1993(d)   $10.00      0.40           (0.05)          0.35       (0.40)               --                  --
1994      $ 9.95      0.45           (0.25)          0.20       (0.44)               --                  --
1995      $ 9.71      0.56            0.05           0.61       (0.58)               --                  --
1996      $ 9.74      0.62           (0.15)          0.47       (0.62)               --                  --
1997(a)   $ 9.59      0.31            0.03           0.34       (0.31)               --                  --
INTERMEDIATE BOND FUND
1993(b)   $10.00      0.46            0.33           0.79       (0.39)               --                  --
1994      $10.40      0.61           (0.81)         (0.20)      (0.67)            (0.17)                 --
1995      $ 9.36      0.61            0.16           0.77       (0.62)               --                  --
1996      $ 9.51      0.58           (0.25)          0.33       (0.58)               --                  --
1997(a)   $ 9.26      0.29            0.14           0.43       (0.29)               --                  --
GOVERNMENT INCOME FUND
1993(e)   $10.00      0.47            0.16           0.63       (0.41)               --                  --
1994      $10.22      0.64           (0.78)         (0.14)      (0.68)            (0.14)                 --
1995      $ 9.26      0.60            0.27           0.87       (0.62)               --                  --
1996      $ 9.51      0.62           (0.24)          0.38       (0.62)               --                  --
1997(a)   $ 9.27      0.31            0.15           0.46       (0.31)               --                  --
INTERMEDIATE TAX-FREE FUND
1994(f)   $10.00      0.19           (0.29)         (0.10)      (0.19)               --                  --
1995      $ 9.71      0.42            0.20           0.62       (0.42)               --                  --
1996      $ 9.91      0.43           (0.08)          0.35       (0.43)               --                  --
1997(a)   $ 9.83      0.22            0.21           0.43       (0.22)               --                  --
MONEY MARKET FUND--CLASS A SHARES
1993(b)   $ 1.00      0.02              --           0.02       (0.02)               --                  --
1994      $ 1.00      0.03              --           0.03       (0.03)               --                  --
1995      $ 1.00      0.05              --           0.05       (0.05)               --                  --
1996      $ 1.00      0.05              --           0.05       (0.05)               --                  --
1997(a)   $ 1.00      0.03              --           0.03       (0.03)               --                  --
MONEY MARKET FUND--CLASS B SHARES
1993(g)   $ 1.00      0.02              --           0.02       (0.02)               --                  --
1994      $ 1.00      0.03              --           0.03       (0.03)               --                  --
1995      $ 1.00      0.05              --           0.05       (0.05)               --                  --
1996      $ 1.00      0.05              --           0.05       (0.05)               --                  --
1997(a)   $ 1.00      0.02              --           0.02       (0.02)               --                  --



 (a) Six months ended February 28, 1997 (unaudited).

 (b) Reflects operations for the period from November 23, 1992 (date of initial public investment) to August 31, 1993.

 (c) Reflects operations for the period from October 1, 1993 (date of initial public investment) to August 31, 1994.

 (d) Reflects operations for the period from November 2, 1992 (date of initial public investment) to August 31, 1993.

 (e) Reflects operations for the period from December 14, 1992 (date of initial public investment) to August 31, 1993.

 (f) Reflects operations for the period from February 2, 1994 (date of initial public investment) to August 31, 1994.

 (g) Reflects operations for the period from December 17, 1992 (date of initial public investment) to August 31, 1993.

 (h) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August 31, 1995.

 (i) Based on net asset value.

 (j) Computed on an annualized basis.

 (k) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (l) Reflects operations for the period from September 3, 1996 (date of initial public investment) to February 28, 1997 (unaudited).

 (m) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.
     This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

                                                        [ ] MARSHALL FUNDS

                                    Ratios to Average Net Assets
                                    ---------------------------------
                                                                        Net Assets,   Average
               Net Asset                          Net                     end of     Commission Portfolio
    Total      Value, end   Total              Investment    Expense      period        Rate    Turnover
Distributions  of period  Return(i) Expenses     Income     Waiver(k)  (000 omitted)  Paid(m)     Rate
-------------  ---------- --------- --------   ----------   ---------  ------------- ---------- ---------
    (0.23)       $ 9.96     2.02%    1.01%(j)     3.30%(j)    0.16%(j)  $   49,396       --         44%
    (0.33)       $11.22    16.40%    1.01%        3.45%       0.09%     $  107,499       --         43%
    (0.56)       $13.00    21.20%    0.98%        2.83%        --       $  173,402    $0.0450       60%
    (1.02)       $14.38    19.00%    1.23%(j)     2.45%(j)     --       $  268,928    $0.0595       29%
    (0.10)       $10.95    10.59%    1.00%(j)     1.82%(j)    0.15%(j)  $  218,755       --         39%
    (0.31)       $12.08    13.57%    0.96%        1.98%        --       $  220,436       --         78%
    (1.09)       $11.98     8.53%    0.98%        1.68%        --       $  195,066    $0.0592       67%
    (1.98)       $11.42    12.57%    1.23%(j)     1.27%(j)     --       $  163,588    $0.0599       33%

    (0.09)       $10.08     1.67%    0.94%(j)     1.39%(j)    0.03%(j)  $  309,128       --         98%
    (0.07)       $10.05     0.44%    0.99%        0.77%       0.01%     $  250,155       --         86%
    (0.09)       $11.64    16.85%    0.98%        0.88%       0.01%     $  257,019       --         79%
    (0.81)       $12.16    11.56%    0.97%        1.28%        --       $  251,583    $0.0600      147%
    (2.01)       $12.61    21.04%    1.23%(j)     0.92%(j)     --       $  238,022    $0.0617       24%
    (0.04)       $ 9.69    (2.74%)   1.01%(j)     0.23%(j)    0.28%(j)  $   53,642       --        113%
    (0.01)       $12.30    27.06%    1.01%       (0.13%)      0.08%     $  108,256       --        157%
    (0.92)       $13.56    18.92%    1.01%       (0.47%)       --       $  143,236    $0.0598      189%
    (1.22)       $12.66     1.77%    1.24%(j)    (0.62%)(j)    --       $  169,188    $0.0599       88%
    (0.05)       $10.16     2.11%    1.54%(j)     2.42%(j)    0.04%(j)  $   94,048       --         61%
    (0.25)       $11.08    11.71%    1.35%        2.58%        --       $  143,783    $0.0059       26%
    (0.35)       $12.12    12.69%    1.61%(j)     0.68%(j)     --       $  184,651    $0.0163       34%
     --          $10.07     0.14%    1.70%(j)    (0.73%)(j)    --       $   36,314    $0.0599       72%
    (0.40)       $ 9.95     3.57%    0.50%(j)     4.91%(j)    0.51%(j)  $   74,742       --         79%
    (0.44)       $ 9.71     2.05%    0.50%        4.58%       0.39%     $  100,452       --        185%
    (0.58)       $ 9.74     6.47%    0.51%        5.78%       0.40%     $   84,273       --        194%
    (0.62)       $ 9.59     4.92%    0.51%        6.16%       0.40%     $  100,846       --        144%
    (0.31)       $ 9.62     3.61%    0.51%(j)     6.63%(j)    0.59%(j)  $  112,113       --         48%
    (0.39)       $10.40     7.99%    0.70%(j)     6.08%(j)    0.10%(j)  $  346,808       --        220%
    (0.84)       $ 9.36    (2.02%)   0.71%        6.26%       0.11%     $  357,740       --        228%
    (0.62)       $ 9.51     8.58%    0.71%        6.50%       0.08%     $  344,071       --        232%
    (0.58)       $ 9.26     3.52%    0.72%        6.14%       0.09%(j)  $  403,657       --        201%
    (0.29)       $ 9.40     4.62%    0.72%(j)     6.10%(j)    0.31%(j)  $  402,921       --         76%
    (0.41)       $10.22     6.40%    0.85%(j)     6.56%(j)    0.33%(j)  $   57,822       --        218%
    (0.82)       $ 9.26    (1.34%)   0.86%        6.58%       0.40%     $   64,823       --        175%
    (0.62)       $ 9.51     9.78%    0.86%        6.54%       0.26%     $  103,708       --        360%
    (0.62)       $ 9.27     4.02%    0.86%        6.51%       0.19%     $  138,458       --        268%
    (0.31)       $ 9.42     5.01%    0.86%(j)     6.69%(j)    0.40%(j)  $  187,419       --         70%
    (0.19)       $ 9.71    (0.94%)   0.62%(j)     3.58%(j)    0.59%(j)  $   35,212       --         45%
    (0.42)       $ 9.91     6.58%    0.61%        4.35%       0.47%     $   46,051       --        105%
    (0.43)       $ 9.83     3.57%    0.61%        4.34%       0.37%     $   65,927       --         41%
    (0.22)       $10.04     4.38%    0.61%(j)     4.40%(j)    0.54%(j)  $   77,591       --         12%
    (0.02)       $ 1.00     2.33%    0.40%(j)     2.97%(j)    0.28%(j)  $  775,890       --         --
    (0.03)       $ 1.00     3.41%    0.40%        3.40%       0.29%     $  967,988       --         --
    (0.05)       $ 1.00     5.57%    0.41%        5.44%       0.26%     $1,128,623       --         --
    (0.05)       $ 1.00     5.39%    0.41%        5.29%       0.26%     $1,039,659       --         --
    (0.03)       $ 1.00     2.58%    0.41%(j)     5.11%(j)    0.26%(j)  $1,225,928       --         --
    (0.02)       $ 1.00     1.89%    0.72%(j)     2.72%(j)    0.28%(j)  $    1,980       --         --
    (0.03)       $ 1.00     3.11%    0.70%        3.39%       0.29%     $   11,929       --         --
    (0.05)       $ 1.00     5.25%    0.71%        5.21%       0.26%     $   30,331       --         --
    (0.05)       $ 1.00     5.07%    0.71%        4.92%       0.26%     $   84,711       --         --
    (0.02)       $ 1.00     2.43%    0.71%(j)     4.85%(j)    0.26%(j)  $  111,794       --         --


 February 28, 1997 (unaudited)
 NOTES TO FINANCIAL STATEMENTS
                                                                  ^

1. ORGANIZATION

  Marshall Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Corporation consists of eleven diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

                           PORTFOLIO NAME                             INVESTMENT OBJECTIVE
                           --------------                             --------------------
 Marshall Equity Income Fund ("Equity Income Fund")                 Above-average dividend
                                                                     income with
                                                                     appreciation of
                                                                     capital.
 Marshall Value Equity Fund ("Value Equity Fund")                   Long-term capital growth
                                                                    and income.
 Marshall Stock Fund ("Stock Fund")                                 Growth of capital and
                                                                    income.
 Marshall Mid-Cap Stock Fund ("Mid-Cap Stock Fund")                 Appreciation of capital.
 Marshall International Stock Fund ("International Stock Fund")     Long-term capital
                                                                    growth.
 Marshall Small-Cap Stock Fund ("Small-Cap Stock Fund")             Appreciation of capital.
 Marshall Short-Term Income Fund ("Short-Term Income Fund")         Maximize total return
                                                                    consistent with current
                                                                    income.
 Marshall Intermediate Bond Fund ("Intermediate Bond Fund")         Maximize total return
                                                                    consistent with current
                                                                    income.
 Marshall Government Income Fund ("Government Income Fund")         Current income.
 Marshall Intermediate Tax-Free Fund ("Intermediate Tax-Free Fund") Provide as high a level of income that is exempt
                                                                    from federal
                                                                    income tax as is
                                                                    consistent with
                                                                    preservation of capital.
 Marshall Money Market Fund ("Money Market Fund")                   Current income
                                                                    consistent with
                                                                    stability of principal.


  Money Market Fund is offered in two classes of shares: Class A Shares and Class B Shares. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

  Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Money Market Fund uses the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. For all other funds within the Corporation, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

  Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction, including accrued interest.

  The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

  Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when information becomes available to the International Stock Fund.

  Federal Taxes--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.


                                                   [ ] MARSHALL FUNDS



  However, federal taxes may be imposed on the International Stock Fund upon the disposition of investments in passive foreign investment companies. Withholding taxes on foreign dividends have been provided for in accordance with the International Stock Fund's understanding of the applicable country's tax rules and rates.

  At August 31, 1996, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

--------------------------------------------------------------------------------

                            CAPITAL LOSS CAPITAL LOSS CAPITAL LOSS
                            CARRYFORWARD CARRYFORWARD CARRYFORWARD    TOTAL
                            TO EXPIRE IN TO EXPIRE IN TO EXPIRE IN CAPITAL LOSS
FUND                            2002         2003         2004     CARRYFORWARD
----                        ------------ ------------ ------------ ------------
Short-Term Income Fund        $302,405   $ 1,898,650   $  556,158  $ 2,757,213
Intermediate Bond Fund              --   $16,531,233   $6,100,494  $22,631,727
Government Income Fund        $155,781   $ 1,806,126           --  $ 1,961,907
Intermediate Tax-Free Fund          --   $   254,695   $  247,302  $   501,997

--------------------------------------------------------------------------------

  Net realized capital losses on Short-Term Income Fund and Government Income Fund of $500,756 and $983,300, respectively, attributable to security transactions incurred after October 31, 1995, were treated as arising on the first day of each Fund's next taxable year (September 1, 1996).

  Net realized losses on International Stock Fund of $77,314, attributable to foreign currency transactions incurred after October 31, 1995, were treated as arising on the first day of International Stock Fund's next taxable year (September 1, 1996).

  When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  Deferred Expenses--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

  Futures Contracts--Stock Fund and Mid-Cap Stock Fund purchase stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At February 28, 1997, Stock Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

                                                                              UNREALIZED
EXPIRATION DATE        CONTRACTS TO RECEIVE             POSITION             APPRECIATION
---------------        --------------------             --------             ------------
March 1997              5 S&P 500 Futures                 Long                 $84,187

--------------------------------------------------------------------------------

  At February 28, 1997, Mid-Cap Stock Fund had outstanding futures contracts as set forth below:

--------------------------------------------------------------------------------

                                                                          UNREALIZED
EXPIRATION DATE        CONTRACTS TO RECEIVE            POSITION          APPRECIATION
---------------      -------------------------         ---------         ------------
March 1997           40 S&P Midcap 400 Futures           Long              $219,696

--------------------------------------------------------------------------------

  Foreign Exchange Contracts--International Stock Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value


 NOTES TO FINANCIAL STATEMENTS (CONTINUED)



of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At February 28, 1997, International Stock Fund had outstanding foreign exchange contracts as set forth below:

--------------------------------------------------------------------------------

                                                                               TOTAL
                        COMMITMENTS TO                         CONTRACTS AT  UNREALIZED
SETTLEMENT DATE         DELIVER/RECEIVE        IN EXCHANGE FOR    VALUE     DEPRECIATION
---------------         ---------------        --------------- ------------ ------------
Contracts Sold:
March 3, 1997    19,910 British Pound Sterling     $32,434       $32,443        $ 9

--------------------------------------------------------------------------------

  Foreign Currency Translation--The accounting records of International Stock Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Dollar Roll Transactions--The Funds, except for Money Market Fund, may enter into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds loan mortgage securities to financial institutions and simultaneously agree to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Funds' current yield and total return.

  Securities Lending--The Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral is maintained at a minimum level of 100% of the market value on securities loaned, plus interest, if applicable. The Funds reimburse the custodian for the costs directly associated with the Funds' participation in the securities lending program, subject to a maximum.

  As of February 28, 1997, collateral held for securities loaned was as follows:

--------------------------------------------------------------------------------

                           MARKET VALUE OF  MARKET VALUE
FUND                      SECURITIES LOANED OF COLLATERAL
----                      ----------------- -------------
Value Equity Fund            $20,037,919     $20,935,395
Stock Fund                   $18,098,450     $18,866,800
Mid-Cap Stock Fund           $33,441,488     $34,356,600
International Stock Fund     $35,194,988     $36,960,975
Intermediate Bond Fund       $56,345,400     $58,354,479

--------------------------------------------------------------------------------

  Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Funds will not incur any registration costs upon such resales. International Stock Fund and Short-Term Income Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market

                                                   [ ] MARSHALL FUNDS


prices are available, at the fair value as determined by the Fund's pricing committee. Money Market Fund's restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

  Additional information on each restricted security held by International Stock Fund at February 28, 1997, is as follows:

--------------------------------------------------------------------------------

SECURITY                                     ACQUISITION DATES ACQUISITION COST
--------                                     ----------------- ----------------
Telefonica De Argentina S.A., ADR             9/7/94-11/14/96     $1,557,970
Qantas Airways Ltd., ADR                      7/31/95-3/7/96      $  832,511
Komercni Banka A.S., GDR                      5/22/96-6/17/96     $  316,800
MOL Magyar Olay, ADR                          11/22/95-5/7/96     $  806,418
Philippine Long Distance Telephone Co., GDR       9/29/95         $  499,980

--------------------------------------------------------------------------------

  Additional information on each restricted security held by Short-Term Income Fund at February 28, 1997, is as follows:

--------------------------------------------------------------------------------

SECURITY                                     ACQUISITION DATES ACQUISITION COST
--------                                     ----------------- ----------------
Corestates Capital Corp., Bank Guarantee          2/25/97         3,916,040
Old Kent Capital Trust I, Company Guarantee       1/28/97         2,966,169

--------------------------------------------------------------------------------

  Additional information on each restricted security held by Money Market Fund at February 28, 1997, is as follows:

--------------------------------------------------------------------------------

SECURITY                                     ACQUISITION DATES ACQUISITION COST
--------                                     ----------------- ----------------
J.P. Morgan Securities Corp., 5.448%,
3/1/1997                                      4/4/94-1/15/97     $52,200,000
Republic New York Securities Corp., 5.538%,
3/1/1997                                          2/28/97        $45,000,000
Sony Capital Corp., 5.47%, 3/29/1997              8/29/96        $50,000,000
Danaher Corp., 5.438%, 3/1/1997               9/12/95-7/8/96     $20,000,000
Willamette Industries, Inc., 5.53%,
3/4/1997                                      2/7/96-1/15/97     $20,000,000
Commonwealth Life Insurance, 5.62%,
4/1/1997                                         10/16/96        $10,000,000
Commonwealth Life Insurance, 5.67%,
3/1/1997                                          9/2/94         $40,000,000
General American Life Insurance Co., 5.64%,
3/1/1997                                       9/3/96-3/3/97     $55,000,000
Jackson National Life Insurance Co., 5.57%,
5/1/1997                                          4/8/96         $50,000,000
Transamerica Life Insurance and Annuity
Co., 5.563%, 4/1/1997                             1/6/97         $40,000,000
Travelers Insurance Company, 5.613%,
4/1/1997                                          1/20/97        $50,000,000
American Honda Finance Corp., 5.551%,
3/3/1997                                          3/1/96         $24,990,000
American Honda Finance Corp., 5.526%,
5/15/1997                                         8/15/96        $ 5,000,000
American Honda Finance Corp., 5.603%,
4/23/1997                                         4/23/96        $20,000,000
Ford Motor Credit Corp., 5.763%, 5/3/1997         11/4/96        $17,836,942
American Express Co., 5.310%, 3/7/1997        1/17/97-2/5/97     $40,000,000
Wisconsin Public Service, 5.33%, 3/4/1997    11/12/93-5/11/94    $10,000,000

--------------------------------------------------------------------------------

  Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  Other--Investment transactions are accounted for on the trade date.


 NOTES TO FINANCIAL STATEMENTS (CONTINUED)





3. CAPITAL STOCK

  The Articles of Incorporation permit the Directors to issue 50 billion full and fractional shares of common stock, par value $0.0001 per share. At February 28, 1997, capital paid-in was as follows:
--------------------------------------------------------------------------------

FUND                        CAPITAL PAID-IN
----                        ---------------
Equity Income Fund          $  215,178,342
Value Equity Fund           $  142,025,243
Stock Fund                  $  172,114,357
Mid-Cap Stock Fund          $  147,383,695
International Stock Fund    $  155,359,258
Small-Cap Stock Fund        $   37,495,068
Short-Term Income Fund      $  125,760,348
Intermediate Bond Fund      $  425,994,138
Government Income Fund      $  191,308,100
Intermediate Tax-Free Fund  $   76,381,578
Money Market Fund           $1,337,721,942

--------------------------------------------------------------------------------

  Transactions in capital stock were as follows:
--------------------------------------------------------------------------------

                            -----------------------  -----------------------  -----------------------
                              EQUITY INCOME FUND        VALUE EQUITY FUND           STOCK FUND
                            -----------------------  -----------------------  -----------------------
                             SIX MONTHS               SIX MONTHS               SIX MONTHS
                               ENDED     YEAR ENDED     ENDED     YEAR ENDED     ENDED     YEAR ENDED
                            FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,
                                1997        1996         1997        1996         1997        1996
                            ------------ ----------  ------------ ----------  ------------ ----------
  Shares sold                 6,089,728   6,255,226    1,481,027   3,603,620      953,907   4,298,980
  Shares issued to
   shareholders in payment
   of distributions
   declared                     497,896     238,663    1,580,282     930,711    2,303,652   1,144,142
  Shares redeemed            (1,225,046) (2,740,860)  (5,023,581) (6,491,712)  (5,074,123) (6,826,659)
                             ----------  ----------   ----------  ----------   ----------  ----------
  Net change resulting
   from share transactions    5,362,578   3,753,029   (1,962,272) (1,957,381)  (1,816,564) (1,383,537)
                             ==========  ==========   ==========  ==========   ==========  ==========

--------------------------------------------------------------------------------

                            -----------------------  -----------------------  ----------------
                                                          INTERNATIONAL          SMALL-CAP
                              MID-CAP STOCK FUND           STOCK FUND            STOCK FUND
                            -----------------------  -----------------------  ----------------
                             SIX MONTHS               SIX MONTHS
                               ENDED     YEAR ENDED     ENDED     YEAR ENDED  PERIOD ENDED
                            FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,  FEBRUARY 28,
                                1997        1996         1997        1996        1997*
                            ------------ ----------  ------------ ----------  ------------
  Shares sold                 4,227,014   4,934,068    3,146,830   5,874,333   3,986,910
  Shares issued to
   shareholders in payment
   of distributions
   declared                     534,978     406,183      197,927     120,388          --
  Shares redeemed            (1,967,477) (3,579,779)  (1,084,496) (2,273,523)   (379,648)
                             ----------  ----------   ----------  ----------   ---------
  Net change resulting
   from share transactions    2,794,515   1,760,472    2,260,261   3,721,198   3,607,262
                             ==========  ==========   ==========  ==========   =========

--------------------------------------------------------------------------------
*For the period from September 3, 1996 (date of initial public investment) to February 28, 1997.


                                                   [ ] MARSHALL FUNDS



--------------------------------------------------------------------------------

                            -----------------------  ------------------------  -----------------------
                                  SHORT-TERM               INTERMEDIATE              GOVERNMENT
                                  INCOME FUND               BOND FUND                INCOME FUND
                            -----------------------  ------------------------  -----------------------
                             SIX MONTHS               SIX MONTHS                SIX MONTHS
                               ENDED     YEAR ENDED     ENDED     YEAR ENDED      ENDED     YEAR ENDED
                            FEBRUARY 28, AUGUST 31,  FEBRUARY 28, AUGUST 31,   FEBRUARY 28, AUGUST 31,
                                1997        1996         1997        1996          1997        1996
                            ------------ ----------  ------------ -----------  ------------ ----------
  Shares sold                 4,299,579   7,157,123    6,340,858   15,992,321    5,758,745   5,753,556
  Shares issued to
   shareholders in payment
   of distributions
   declared                     120,643     311,379      669,632    1,476,468      240,157     494,460
  Shares redeemed            (2,242,944) (5,605,778)  (7,735,629) (10,085,356)  (1,028,218) (2,222,851)
                             ----------  ----------   ----------  -----------   ----------  ----------
  Net change resulting
   from share transactions    2,177,278   1,862,724     (725,139)   7,383,433    4,970,684   4,025,165
                             ==========  ==========   ==========  ===========   ==========  ==========

--------------------------------------------------------------------------------

                                                -----------------------
                                                     INTERMEDIATE
                                                     TAX-FREE FUND
                                                -----------------------
                                                 SIX MONTHS
                                                   ENDED     YEAR ENDED
                                                FEBRUARY 28, AUGUST 31,
                                                    1997        1996
                                                ------------ ----------
  Shares sold                                    1,490,400   2,848,116
  Shares issued to shareholders in payment of
  distributions declared                            12,631      25,159
  Shares redeemed                                 (475,796)   (816,031)
                                                 ---------   ---------
  Net change resulting from share transactions   1,027,235   2,057,244
                                                 =========   =========

--------------------------------------------------------------------------------

                                               ------------------------------
                                                     MONEY MARKET FUND
                                               ------------------------------
                                                 SIX MONTHS
                                                   ENDED         YEAR ENDED
                                                FEBRUARY 28,     AUGUST 31,
                                                    1997            1996
  CLASS A SHARES                               --------------  --------------
  Shares sold                                   1,759,493,723   3,347,680,311
  Shares issued to shareholders in payment of
  distributions declared                            4,678,434      10,071,706
  Shares redeemed                              (1,577,904,060) (3,446,715,442)
                                               --------------  --------------
  Net change resulting from Class A Share
  transactions                                    186,268,097     (88,963,425)
                                               ==============  ==============

--------------------------------------------------------------------------------

                                               --------------------------
                                                   MONEY MARKET FUND
                                               --------------------------
                                                SIX MONTHS
                                                  ENDED       YEAR ENDED
                                               FEBRUARY 28,   AUGUST 31,
                                                   1997          1996
  CLASS B SHARES                               ------------  ------------
  Shares sold                                   301,848,311   560,449,868
  Shares issued to shareholders in payment of
  distributions declared                          2,015,913     3,430,075
  Shares redeemed                              (276,780,894) (509,499,472)
                                               ------------  ------------
  Net change resulting from Class B Share
  transactions                                   27,083,330    54,380,471
                                               ------------  ------------
   Net change resulting from Fund Share
   transactions                                 213,351,427   (34,582,954)
                                               ============  ============

--------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Advisory Fee--M&I Investment Management Corp., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as listed below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.


 NOTES TO FINANCIAL STATEMENTS (CONTINUED)



--------------------------------------------------------------------------------

FUND                        ANNUAL RATE
----                        -----------
Equity Income Fund             0.75%
Value Equity Fund              0.75%
Stock Fund                     0.75%
Mid-Cap Stock Fund             0.75%
International Stock Fund       1.00%
Small-Cap Stock Fund           1.00%
Short-Term Income Fund         0.60%
Intermediate Bond Fund         0.60%
Government Income Fund         0.75%
Intermediate Tax-Free Fund     0.60%
Money Market Fund              0.50%

--------------------------------------------------------------------------------

  Templeton Investment Counsel, Inc., is the sub-adviser (the "Sub-Adviser") for International Stock Fund. The Adviser compensates the Sub-Adviser based on the level of average aggregate daily net assets of International Stock Fund.

  Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Funds with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of the Corporation for the period.

  Distribution Services Fee--International Stock Fund, Small-Cap Stock Fund and Money Market Fund have adopted Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act. Under the terms of the Plans, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of each Fund to finance activities intended to result in the sale of shares of International Stock Fund, Small-Cap Stock Fund and Money Market Fund's Class B Shares. The Plans provide that the Funds may incur distribution expenses up to 0.25%, 0.25% and 0.30%, respectively, of the average daily net assets of International Stock Fund, Small-Cap Stock Fund and Money Market Fund's Class B Shares annually, to compensate FSC. The International Stock Fund and Small-Cap Stock Fund have no present intention of paying or accruing 12b-1 fees at this time.

  Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Funds (except for the Money Market Fund) will pay FSSC up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. FSSC may hire third parties, including Marshall Funds Investor Services, ("MFIS") Milwaukee, Wisconsin, a division of M&I Trust Company, to provide shareholder services to the Funds. MFIS is the shareholder servicing agent for Money Market Fund. Money Market Fund may pay MFIS a fee equal to approximately 0.02% of the average daily net assets of the Fund for which MFIS provides shareholder services.

  Transfer and Dividend Disbursing Agent Fees and Expenses--FServ through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  Portfolio Accounting Fees--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

  Custodian Fees--M&I Trust Company is the Funds' custodian. M&I Trust Company receives fees based on the level of each Fund's average daily net assets for the period. The custodian also charges a fee in connection with securities lending activities of the Funds.

  Organizational Expenses--Organizational expenses were borne initially by FServ. The Funds have agreed to reimburse FServ for the organizational expenses during the five year period following each Fund's effective date. For the period ended February 28, 1997, the following amounts were paid pursuant to this agreement:


                                                   [ ] MARSHALL FUNDS



--------------------------------------------------------------------------------

                            ORGANIZATIONAL ORGANIZATIONAL
FUND                           EXPENSES    EXPENSES PAID
----                        -------------- --------------
Equity Income Fund             $18,857         $2,514
Value Equity Fund               18,485          2,465
Stock Fund                      30,018          4,474
Mid-Cap Stock Fund              16,434          2,694
International Stock Fund        18,401          1,856
Small-Cap Stock Fund            35,592             --
Short-Term Income Fund          23,033          3,759
Intermediate Bond Fund          23,413          3,337
Government Income Fund          22,735          3,228
Intermediate Tax-Free Fund      16,416          2,451
Money Market Fund               59,536          9,109

--------------------------------------------------------------------------------

  General--Certain of the Officers and Directors of the Corporation are Officers and Directors of the above companies.

5. INVESTMENT TRANSACTIONS

  Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1997, were as follows:
--------------------------------------------------------------------------------

FUND                         PURCHASES      SALES
----                        ------------ ------------
Equity Income Fund          $106,521,378 $ 54,565,950
Value Equity Fund             53,567,971   84,218,309
Stock Fund                    58,286,800  116,844,893
Mid-Cap Stock Fund           155,893,491  138,422,973
International Stock Fund      73,007,231   50,850,111
Small-Cap Stock Fund          51,129,042   19,296,359
Short-Term Income Fund        62,793,565   42,468,387
Intermediate Bond Fund       325,357,030  322,226,543
Government Income Fund       196,445,385  118,579,795
Intermediate Tax-Free Fund     8,347,792   19,849,618

--------------------------------------------------------------------------------

6. CONCENTRATION OF CREDIT RISK

  International Stock Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


 DIRECTORS                        OFFICERS


Ody J. Fish                      Edward C. Gonzales
John DeVincentis                   Chairman and Treasurer

Edward C. Gonzales
Paul E. Hassett                  James F. Duca, II
                                   President

                                 Joseph S. Machi
                                   Vice President and Assistant Treasurer

                                 Peter J. Germain
                                   Secretary

                                 C. Todd Gibson
                                   Assistant Secretary



  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal
     Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning the Fund's objective and policies, management fees, expenses, and other information.

Marshall Funds Investor Services
1000 North Water Street
PO Box 1348
Milwaukee, Wisconsin 53201-1348
1-800-236-FUND (3863) or 1-414-287-8595
TDD: Speech and Hearing Impaired Services
1-800-209-3520
http://www.marshallfunds.com
Federated Securities Corp.
Distributor
G00406.02 (4/97)

1A. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Equity Income Fund (`Equity Income Fund'') invests in as well as its percentage of net assets as of February 28, 1997. The information is as follows:
Consumer Non-Durables, 22.7%; Energy, 18.0%; Financial, 16.5%; Utilities, 14.9%; Raw Materials/Intermediate Goods, 5.7%. The second chart outlines the Equity Income Fund's five largest stock holdings and its percentage of net assets as of February 28, 1997. The information is as follows: Philip Morris Companies, Inc., 3.4%; Exxon Corp., 3.3%; Royal Dutch Petrolieum Co., 3.0%; General Motors Corporation, 2.4%; Xerox Corporation, 2.2%.

2A. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Equity Income Fund as of March 31, 1997 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 18.07%; 19.95%; and 15.44%, respectively. The second chart outlines the Equity Income Fund's six-month total return as of February 28, 1997. The six-month return is 19.00%.

3A. The graphic presentation here displayed consists of a line graph. The corrresponding components of the line graph are listed beneath the graphic presentation. The Equity Income Fund is represented by a solid line, whereas Standard & Poor's 500 Index (`S&P 500'') is represented by a broken dotted line and Lipper Equity Income Funds Index (`LEIFI'') is represented by a dotted line. The line graph is a visual representatin of a comparison of change in value of a hypothetical investment of $10,000 in the Equity Income Fund and S&P 500 and LEIFI from its inception on September 30, 1993 to February 28, 1997. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Equity Income Fund as compared to S&P 500 and LEIFI; the ending values are $17,128; $18,780; and $16,216, respectively.
1B. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Value Equity Fund (`Value Equity Fund'') invests in as well as its percentage of net assets as of February 28, 1997. The information is as follows: Consumer Non-Durables, 28.4%; Raw Materials/Intermediate Goods, 14.5%; Consumer Durables, 12.9%; Financial, 9.1%; and Capital Goods, 6.0%. The second chart outlines the Value Equity Fund's five largest stock holdings and its percentage of net assets as of February 28, 1997. The information is as follows: Rubbermaid, Inc., 2.9%; Acuson Corp., 2.9%; Alexander & Baldwin, Inc., 2.7%; Steward & Stevenson Services, 2.5%; and Energy Corp., 2.5%.

2B. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Value Equity Fund as of March 31, 1997 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: 7.14%; 14.99%; and 12.23%, respectively. The second chart outlines the Value Equity Fund's six-month total return as of February 28, 1997. The six-month return is 12.57%.

3B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Value Equity Fund is represented by a solid line, whereas Standard & Poor's 500 Index (`S&P 500'') is represented by a broken dotted line and Lipper Growth and Income Funds Index (`LGIFI'') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Value Equity Fund and S&P 500 and LGIFI from its inception on September 30, 1993 to February 28, 1997. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Value Equity Fund as compared to S&P 500 and LGIFI; the ending values are $15,342; $18,780; and $16,958, respectively.
1C. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Stock Fund (`Stock Fund'') invests in as well as its percentage of net assets as of February 28, 1997. The information is as follows: Consumer Non-Durables, 30.5%; Capital Goods, 22.6%; Financial, 18.2%; Energy, 9.1%; and Basic Industries, 8.1%. The second chart outlines the Stock Fund's five largest stock holdings and its percentage of net assets as of February 28, 1997. The information is as follows: Philip Morris Companies, Inc., 2.8%; General Electric Company, 2.7%; Kimberly Clark Corporation, 2.6%; Bank America Corporation, 2.5%; and Chase Manhattan Corporation, 2.5%.

2C. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Stock Fund as of March 31, 1997 for the 1-year, 3-year, and since inception (11/20/92) periods. The returns are as follows: 16.51%; 15.69%; and 10.47%, respectively. The second chart outlines the Stock Fund's six-month total return as of February 28, 1997. The six-month return is 21.04%.

3C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Stock Fund is represented by a solid line, whereas Standard & Poor's 500 Index (`S&P 500'') is represented by a broken dotted line and Lipper Growth and Income Funds Index (`LGIF'') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Stock Fund and S&P 500 and LGIF from its inception on November 20, 1992 to February 28, 1997. The `y'' axis reflects the cost of the investment.
The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Stock Fund as compared to S&P 500 and LGIF; the ending values are $16,111; $20,456; and $19,302, respectively.

1D. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Mid-Cap Stock Fund (`Mid-Cap Stock Fund'') invests in as well as its percentage of net assets as of February 28, 1997. The information is as follows:
Consumer Non-Durables, 51.4%; Financial, 21.2%; Capital Goods, 9.4%; Telecommunications, 4.8%; Transportation, 2.1%. The second chart outlines the Mid-Cap Stock Fund's five largest stock holdings and its percentage of net assets as of February 28, 1997. The information is as follows:
Cardinal Health, Inc., 2.7%; Parametric Technology, Corp., 2.5%; State Street Boston Corp., 2.4%; Andrew Corp., 2.3%; Wisconsin Central Transportation Corp., 2.1%.

2D. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Mid-Cap Stock Fund as of March 31, 1997 for the 1-year, 3-year, and since inception (9/30/93) periods. The returns are as follows: -0.52%; 13.69%; and 10.24%, respectively. The second chart outlines the Mid-Cap Stock Fund's six-month total return as of February 28, 1997. The six-month return is 1.77%.

3D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Mid-Cap Stock Fund is represented by a solid line, whereas Standard & Poor's Mid-Cap 400 Index (`SPMC'') is represented by a broken dotted line and the Lipper Mid-Cap Funds Index (`LMCFI'') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Mid-Cap Stock Fund and SPMC and LMCFI from its inception on September 30, 1993 to February 28, 1997. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Stock Fund as compared to SPMC and LMCFI; the ending values are $14,955; $15,908; and $15,301, respectively.

1E. The graphic presentation here displayed consists of four charts. One chart outlines the top five business sectors that the Marshall International Stock Fund (`International Stock Fund'') invests in as well as its percentage of net assets as of February 28, 1997. The information is as follows: Banking, 11.7%; Telephone, 8.1%; Electric Utilities, 5.7%; Insurance, 5.3%; Chemicals, 4.8%. The second chart outlines the International Stock Fund's five largest stock holdings and its percentage of net assets as of February 28, 1997. The information is as follows:
Telecommunicacoes Brasileiras S.A., ADR, 1.9%; Fiat SPA, 1.7%; Canadian Imperial Bank of Commerce, 1.6%; Rhone-Poulenc, Class A, 1.6%; STET Societa Finanzieria Telefonica SPA, 1.6%. The third chart outlines the International Stock Fund's regional exposure and its percentage of net assets as of February 28, 1997. The information is as follows: Europe, 51.9%; Pacific Rim, 17.5%; Latin America, 7.9%; North America, 4.1%; Japan, 2.3%. The fourth chart outlines the International Stock Fund's country allocations and its percentage of net assets as of February 28, 1997. The information is as follows: Great Britain, 8.6%; France, 8.2%; Spain, 7.0%; Australia/New Zealand, 6.9%; Hong Kong, 5.0%.

2E. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the International Stock Fund as of March 31, 1997 for the 1-year and since inception (9/1/94) periods. The returns are as follows: 17.95% and 10.67%, respectively. The second chart outlines the International Stock Fund's six-month total return as of February 28, 1997. The six-month return is 12.69%.

3E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The International Stock Fund is represented by a solid line, whereas the Morgan Stanley Capital Europe, Australia, Far East Index (`EAFE'') and the Lipper International Funds Index (``LIFI'') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the International Stock Fund and EAFE and LIFI from its inception on September 1, 1994 to February 28, 1997. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the International Stock Fund as compared to EAFE and LIFI; the ending values are $12,857; $11,090; and $11,860, respectively.

1F. The graphic representation here displayed consists of two charts. One chart outlines the top five business sectors that the Marshall Small-Cap Stock Fund (`Small-Cap Stock Fund'') invests in as well as its percentage of net assets as of February 28, 1997. The information is as follows:
Consumer Non-Durables, 44.0%; Financial, 15.2%; Capital Goods, 14.5%; Energy, 7.6%; Telecommunications, 2.3. The second chart outlines the Small-Cap Stock Fund's five largest stock holdings and its percentage of net assets as of February 28, 1997. The information is as follows: Redwood Trust, Inc., 3.9%; AmeriSource Health Corp. Class A, 3.5%; Sirrom Capital Corp., 3.3%; Protective Life Corp., 3.0%; Stewart Enerprises, Inc. Class A, 2.9%.

2F. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Small-Cap Stock Fund as of March 31, 1997 for the 1-year and since inception (11/1/95) periods. The returns are as follows: 8.16% and 37.96%, respectively. The second chart outlines the Small-Cap Stock Fund's six-month total return as of February 28, 1997. The six-month return is 0.14%.


3F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Small-Cap Stock Fund is represented by a solid line, whereas the Russell 2000 Index (`Russell 2000'') is represented by a broken dotted line and Lipper Small Cap Funds Index (LSCFI') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Small-Cap Stock Fund and Russell 2000 and LSCFI from its inception on November 1, 1995 to February 28, 1997. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Small-Cap Stock Fund as compared to Russell 2000 and LSCFI; the ending values are $16,721; $12,399; and $11,549, respectively.

1G. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Short-Term Income Fund (`Short-Term Income Fund'') as well as its percentage of net assets as of February 28, 1997. The information is as follows: AAA Rated Corporate Bonds, 41.3%; Government Agency, 22.8%; U.S. Treasury, 12.5%; Cash & Cash Equivalents, 12.5%; A Rated Corporate Bonds, 10.7%; AA Rated Corporate Bonds, 6.8%. The second chart outlines the Short-Term Income Fund's fund statistics as of February 28, 1997. The information is as follows: SEC 30-day yield, 6.36%; Dollar-weighted average maturity, 3.8 years; Duration, 1.5 years.

2G. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Short-Term Income Fund as of March 31, 1997 for the 1-year, 3-year, and since inception (11/1/92) periods. The returns are as follows: 5.45%; 5.36%; and 4.67%, respectively. The second chart outlines the Short-Term Income Fund's six-month total return as of February 28, 1997. The six-month return is 3.61%.

3G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Short-Term Income Fund is represented by a solid line, whereas the Lipper Short-Term Investment Grade Bond Fund Index (`LSTIBI'') is represented by a broken line, IBC/Donoghue's Taxable Money Fund Average (`DMFA'') is represented by a dotted line, and Short-Term Fund Benchmark (`STFB'') is represented by a broken dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Short-Term Income Fund and LSTIBI, DMFA, and STFB from its inception on November 1, 1992 to February 28, 1997. The
`y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from the ending value of the hypothetical investment in the Mid-Cap Stock Fund as compared to LSTIBI, DMFA, and STFB; the ending values are $12,231; $12,469; $11,958, and 12,255, respectively.

1H. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Bond Fund (`Intermediate Bond Fund'') as well as its percentage of net assets as of February 28, 1997. The information is as follows: A Rated Corporate Bonds, 42.0%; AAA Rated Corporate Bonds, 28.8%, U.S. Treasury, 14.0%, Government Agency, 9.9%; BBB Rated Corporate Bonds, 8.2%; AA Rated Corporate Bonds, 1.5%; Cash & Cash Equivalents, 1.3%. The second chart outlines the Intermediate Bond Fund's fund statistics as of February 28, 1997. The information is as follows: SEC 30-day yield, 6.05%; Dollar-weighted average maturity, 7.6 years; Duration, 3.4 years.

2H. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Intermediate Bond Fund as of March 31, 1997 for the 1-year, 3-year, and since inception (11/20/92) periods. The returns are as follows: 4.58%; 5.36%; and 5.01%, respectively. The second chart outlines the Intermediate Bond Fund's six-month total return as of February 28, 1997. The six-month return is 4.62%.

3H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Bond Fund is represented by a solid line, whereas Lehman Brothers Government/Corporate Intermediate Index (`LGCI'') is represented by a broken dotted line and Lipper Intermediate Investment Grade Bond Funds Index (`LIBF'') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Bond Fund and LGCI and LIBF from its inception on November 20, 1992 to February 28, 1997. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Bond Fund as compared to LGCI and LIBF; the ending values are $12,443; $13,026; and $13,106, respectively.

1I. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Government Income Fund (`Government Income Fund'') as well as its percentage of net assets as of February 28, 1997. The information is as follows: CMO/ABS, 30.8%; GNMA/MBS, 31.4%; FHLMC/MBS, 17.2%; FNMA/MBS, 16.9%; Corporate, 7.3%;
Agency, 2.1%. The second chart outlines the Government Income Fund's fund statistics as of February 28, 1997. The information is as follows: SEC 30-day yield, 5.88%; Dollar-weighted average maturity, 8.4 years; Duration,
4.1 years.

2I. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Government Income Fund as of March 31, 1997 for the 1-year, 3-year, and since inception (12/13/92) periods. The returns are as follows: 4.95%; 6.09%; and 5.24%, respectively. The second chart outlines the Government Income Fund's six-month total return as of February 28, 1997. The six-month return is 5.01%.

3I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Government Income Fund is represented by a solid line, whereas Lehman Brothers Mortgage-Backed Securities Index (`LMI'') is represented by a broken dotted line and Lipper U.S. Mortgage Funds Index (`LUSMI'') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Government Income Fund and LMI and LUSMI from its inception on December 13, 1992 to February 28, 1997. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Government Income Fund as compared to LMI and LUSMI; the ending values are $12,594; $13,245; and $12,552, respectively.

1J. The graphic representation here displayed consists of two charts. One chart outlines the portfolio diversification of the Marshall Intermediate Tax-Free Fund (`Intermediate Tax-Free Fund'') as well as its percentage of net assets as of February 28, 1997. The information is as follows:
Illinois, 12.8%; Wisconsin, 9.2%; Texas, 8.5%; Minnesota, 7.9%; Washington, 6.2%. The second chart outlines the Intermediate Tax-Free Fund's fund statistics as of February 28, 1997. The information is as follows: SEC 30-day yield, 4.23%; Dollar-weighted average maturity, 7.3 years; Duration,
5.9 years.

2J. The graphic representation here displayed consists of two charts. One chart outlines the average annual total returns for the Intermediate Tax-Free Fund as of March 31, 1997 for the 1-year, 3-year, and since inception (2/2/94) periods. The returns are as follows: 4.27%; 5.19%; and 3.83%, respectively. The second chart outlines the Intermediate Tax-Free Fund's six-month total return as of February 28, 1997. The six-month return is 4.38%.

3J. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed beneath the graphic presentation. The Intermediate Tax-Free Fund is represented by a solid line, whereas Lehman Brothers 5 Year G.O. Index (`L5GO'') is represented by a broken dotted line and Lipper Intermediate Municipal Funds Index (`LIMI'') is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Intermediate Tax-Free Fund and L5GO and LIMI from its inception on February 2, 1994 to February 28, 1997. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Intermediate Tax-Free Fund as compared to L5GO and LIMI; the ending values are $11,415; $11,509; and $11,330, respectively.

K. The graphic representation here displayed consists of one chart which outlines the Marshall Money Market Fund's fund statistics as of February 28, 1997. The information is as follows: Current Yield, Class A Shares-- 5.17%; Class B Shares--4.87%; Effective Yield, Class A Shares--5.30%; Class Class B Shares 4.98%; Dollar-Weighted Avg. Maturity, 45 days.